United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 6/30/22

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT June 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (Formerly Janus Henderson VIT U.S. Low Volatility Portfolio)

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

PORTFOLIO SNAPSHOT

A U.S. large-cap equity portfolio that seeks to deliver more attractive returns with lower absolute volatility than the Index over a market cycle. Our systematic investment process utilizes forward-looking signals from options markets designed to identify individual stocks with less downside volatility that appear poised for greater growth or upside volatility.

Ashwin Alankar portfolio manager

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
T-Mobile US Inc	2.49%	0.71%	Chevron Corp	0.02%	-0.27%
Hershey Co	2.17%	0.59%	Estee Lauder Cos Inc	0.60%	-0.21%
Kroger Co	1.75%	0.50%	Domino's Pizza Inc	1.53%	-0.20%
Cerner Corp	2.42%	0.45%	Target Corp	1.63%	-0.18%
Meta Platforms Inc - Class A	0.13%	0.45%	Berkshire Hathaway Inc	0.10%	-0.15%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Index
		Contribution	Average Weight	Average Weight
	Consumer Staples	2.35%	23.05%	6.07%
	Information Technology	2.19%	17.70%	27.48%
	Communication Services	1.83%	5.71%	8.83%
	Health Care	1.54%	22.99%	13.57%
	Utilities	1.07%	7.26%	2.70%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Index
		Contribution	Average Weight	Average Weight
	Energy	-1.52%	0.40%	3.86%
	Materials	-0.31%	0.57%	2.50%
	Industrials	0.17%	4.13%	8.53%
	Real Estate	0.24%	0.96%	3.32%
	Other**	0.32%	1.21%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Campbell Soup Co
Food Products	1.2%
Mondelez International Inc
Food Products	1.1%
Xcel Energy Inc
Electric Utilities	1.1%
Exelon Corp
Electric Utilities	1.1%
Edison International
Electric Utilities	1.1%
5.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.3%
Investments Purchased with Cash Collateral from Securities Lending	2.1%
Investment Companies	0.4%
Other	(1.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of December 31, 2021

2	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Service Shares	-11.27%	-1.71%	8.07%	10.34%	0.82%	0.77%
Russell 1000 Index	-20.94%	-13.04%	11.00%	12.45%
S&P 500 Minimum Volatility Index	-12.98%	-2.00%	10.40%	12.30%
S&P 500 Index	-19.96%	-10.62%	11.31%	12.59%
Morningstar Quartile - Service Shares	-	1st	2nd	2nd
Morningstar Ranking - based on total returns for Large Value Funds	-	260/1,238	479/1,158	341/1,021

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the advisory fee waiver contractually agreed to through at least June 9, 2024.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective June 10, 2022, the Portfolio changed its investment strategy. The performance does not reflect the new investment strategy and is not

Janus Aspen Series	3

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (unaudited)

Performance

indicative of the current portfolio.

New primary benchmark Russell 1000® Index and secondary benchmark S&P 500® Minimum Volatility Index effective June 10, 2022.

*The Portfolio’s inception date – September 6, 2012

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Service Shares	$1,000.00	$887.30	$3.88	$1,000.00	$1,020.68	$4.16	0.83%
†

Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 99.3%
Aerospace & Defense – 2.7%
General Dynamics Corp	905	$200,231
Huntington Ingalls Industries Inc	712	155,088
Lockheed Martin Corp	165	70,943
Northrop Grumman Corp	455	217,749
		644,011
Air Freight & Logistics – 0.5%
CH Robinson Worldwide Inc	1,300	131,781
Auto Components – 0.5%
BorgWarner Inc	3,494	116,595
Automobiles – 1.0%
Ford Motor Co	10,510	116,976
Stellantis NV#	9,569	118,273
		235,249
Banks – 3.8%
Bank of Montreal	608	58,471
Canadian Imperial Bank of Commerce#	2,379	115,477
Huntington Bancshares Inc/OH	10,182	122,489
KeyCorp	10,456	180,157
Royal Bank of Canada	2,593	251,054
Toronto-Dominion Bank	2,722	178,509
		906,157
Beverages – 2.4%
Coca-Cola Co	2,032	127,833
Keurig Dr Pepper Inc	5,436	192,380
Molson Coors Beverage Co	2,444	133,222
PepsiCo Inc	773	128,828
		582,263
Biotechnology – 1.2%
Gilead Sciences Inc	2,379	147,046
Vertex Pharmaceuticals Inc*	528	148,785
		295,831
Building Products – 0.8%
AO Smith Corp	3,424	187,224
Capital Markets – 3.9%
Ares Capital Corp	13,880	248,868
FS KKR Capital Corp	6,373	123,764
Intercontinental Exchange Inc	538	50,594
Lazard Ltd#	3,898	126,334
MSCI Inc	331	136,422
Nasdaq Inc	887	135,303
Northern Trust Corp	1,258	121,372
		942,657
Chemicals – 2.2%
Dow Inc	2,218	114,471
FMC Corp	1,199	128,305
Huntsman Corp	6,143	174,154
Sherwin-Williams Co	545	122,031
		538,961
Commercial Services & Supplies – 0.6%
Waste Management Inc	900	137,682
Communications Equipment – 0.8%
Juniper Networks Inc	6,826	194,541
Containers & Packaging – 1.1%
Ball Corp	1,873	128,806
Crown Holdings Inc	1,408	129,775
		258,581
Distributors – 0.5%
Genuine Parts Co	988	131,404

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Diversified Financial Services – 0.2%
Berkshire Hathaway Inc*	203	$55,423
Diversified Telecommunication Services – 1.7%
AT&T Inc	9,487	198,848
Verizon Communications Inc	4,075	206,806
		405,654
Electric Utilities – 6.6%
American Electric Power Co Inc	731	70,132
Edison International	4,080	258,019
Entergy Corp	615	69,274
Exelon Corp	5,978	270,923
FirstEnergy Corp	3,343	128,338
Pinnacle West Capital Corp	2,653	193,987
PPL Corp	7,186	194,956
Southern Co	1,880	134,063
Xcel Energy Inc	3,845	272,072
		1,591,764
Electrical Equipment – 1.0%
Eaton Corp PLC	932	117,423
Emerson Electric Co	1,449	115,253
		232,676
Electronic Equipment, Instruments & Components – 2.5%
Amphenol Corp	2,891	186,123
Corning Inc	6,061	190,982
Flex Ltd*	8,403	121,591
Trimble Inc*	1,976	115,062
		613,758
Entertainment – 0.6%
Electronic Arts Inc	1,130	137,464
Equity Real Estate Investment Trusts (REITs) – 10.7%
Americold Realty Trust	4,446	133,558
AvalonBay Communities Inc	1,245	241,841
Crown Castle International Corp	779	131,168
EPR Properties	2,742	128,682
Equity Residential	1,608	116,130
Extra Space Storage Inc	1,193	202,953
Healthcare Trust of America Inc	4,725	131,875
Healthpeak Properties Inc	2,106	54,566
Invitation Homes Inc	3,828	136,200
Kimco Realty Corp	9,354	184,929
National Retail Properties Inc	3,226	138,718
STAG Industrial Inc	7,543	232,928
STORE Capital Corp	4,979	129,852
VICI Properties Inc	4,335	129,140
Welltower Inc	1,510	124,349
Weyerhaeuser Co	7,380	244,426
WP Carey Inc	1,542	127,770
		2,589,085
Food Products – 7.2%
Campbell Soup Co	5,913	284,120
Conagra Brands Inc	6,250	214,000
General Mills Inc	3,057	230,651
Hormel Foods Corp	2,735	129,530
JM Smucker Co	1,042	133,386
Kellogg Co	1,805	128,769
Kraft Heinz Co	3,445	131,392
Lamb Weston Holdings Inc	1,991	142,277
McCormick & Co Inc/MD	706	58,775
Mondelez International Inc	4,387	272,389
		1,725,289

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies – 3.7%
Abbott Laboratories	1,171	$127,229
Alcon Inc	1,844	128,877
Boston Scientific Corp*	6,731	250,864
Danaher Corp	534	135,380
Hologic Inc*	1,806	125,156
Medtronic PLC	1,298	116,496
		884,002
Health Care Providers & Services – 2.5%
AmerisourceBergen Corp	922	130,445
Cardinal Health Inc	3,744	195,699
Quest Diagnostics Inc	1,067	141,890
UnitedHealth Group Inc	263	135,085
		603,119
Health Care Technology – 0.5%
Change Healthcare Inc*	5,622	129,643
Hotels, Restaurants & Leisure – 1.7%
Aramark	3,985	122,061
McDonald's Corp	570	140,722
Wendy's Co	7,249	136,861
		399,644
Household Durables – 1.0%
Garmin Ltd	1,268	124,581
Leggett & Platt Inc	3,444	119,094
		243,675
Household Products – 1.2%
Church & Dwight Co Inc	1,459	135,191
Kimberly-Clark Corp	1,143	154,476
		289,667
Independent Power and Renewable Electricity Producers – 2.6%
AES Corp/VA	9,747	204,784
Atlantica Sustainable Infrastructure PLC	3,823	123,330
NRG Energy Inc	3,163	120,732
Vistra Energy Corp	8,007	182,960
		631,806
Insurance – 4.8%
Aflac Inc	2,299	127,204
Allstate Corp	1,007	127,617
Chubb Ltd	653	128,367
Fidelity National Financial Inc	4,888	180,660
Manulife Financial Corp	11,247	194,911
Principal Financial Group Inc	2,021	134,983
Progressive Corp/The	1,146	133,245
Travelers Cos Inc	772	130,568
		1,157,555
Interactive Media & Services – 0.4%
Alphabet Inc - Class A*	48	104,604
Internet & Direct Marketing Retail – 0.4%
Amazon.com Inc*	982	104,298
Life Sciences Tools & Services – 0.3%
Avantor Inc*	2,221	69,073
Machinery – 3.3%
Deere & Co	345	103,317
Fortive Corp	3,354	182,391
Illinois Tool Works Inc	690	125,752
Ingersoll Rand Inc	2,933	123,421
PACCAR Inc	1,560	128,450
Parker-Hannifin Corp	488	120,072
		783,403

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Media – 1.4%
Fox Corp - Class A	3,933	$126,485
Sirius XM Holdings Inc#	32,379	198,483
		324,968
Metals & Mining – 1.4%
Barrick Gold Corp	5,885	104,106
Franco-Nevada Corp	921	121,185
Kinross Gold Corp	30,213	108,163
		333,454
Mortgage Real Estate Investment Trusts (REITs) – 3.2%
AGNC Investment Corp	11,478	127,061
Annaly Capital Management Inc	21,313	125,960
Blackstone Mortgage Trust Inc - Class A	6,891	190,674
New Residential Investment Corp	14,997	139,772
Starwood Property Trust Inc	8,917	186,276
		769,743
Multi-Utilities – 4.1%
CenterPoint Energy Inc	4,606	136,245
Consolidated Edison Inc	1,352	128,575
Dominion Energy Inc	2,512	200,483
Public Service Enterprise Group Inc	2,997	189,650
Sempra Energy	833	125,175
WEC Energy Group Inc	2,113	212,652
		992,780
Oil, Gas & Consumable Fuels – 4.7%
Antero Midstream Corp	6,777	61,332
Cheniere Energy Inc	1,041	138,484
Chevron Corp	448	64,861
Enbridge Inc	4,357	184,127
Kinder Morgan Inc/DE	11,169	187,192
ONEOK Inc	2,079	115,385
Targa Resources Corp	953	56,866
TC Energy Corp#	3,487	180,661
Williams Cos Inc	4,405	137,480
		1,126,388
Pharmaceuticals – 2.0%
Bristol-Myers Squibb Co	2,710	208,670
Johnson & Johnson	727	129,050
Zoetis Inc	799	137,340
		475,060
Professional Services – 1.1%
Equifax Inc	723	132,150
Leidos Holdings Inc	1,243	125,183
		257,333
Real Estate Management & Development – 0.6%
CBRE Group Inc*	1,859	136,841
Road & Rail – 0.5%
Canadian National Railway Co	1,142	128,441
Semiconductor & Semiconductor Equipment – 1.1%
Texas Instruments Inc	804	123,535
Tower Semiconductor Ltd*	2,936	135,584
		259,119
Software – 0.8%
NortonLifeLock Inc	8,621	189,317
Specialty Retail – 0.5%
Tractor Supply Co	678	131,430
Technology Hardware, Storage & Peripherals – 0.5%
Dell Technologies Inc	2,618	120,978

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Thrifts & Mortgage Finance – 1.0%
New York Community Bancorp Inc	27,225	$248,564
Tobacco – 1.0%
Altria Group Inc	2,636	110,106
Philip Morris International Inc	1,428	141,001
		251,107
Trading Companies & Distributors – 0.5%
Fastenal Co	2,592	129,393
Total Common Stocks (cost $23,519,992)		23,929,455
Investment Companies– 0.4%
Money Markets – 0.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $93,475)	93,473	93,482
Investments Purchased with Cash Collateral from Securities Lending– 2.1%
Investment Companies – 1.7%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	405,825	405,825
Time Deposits – 0.4%
Royal Bank of Canada, 1.5600%, 7/1/22	$101,456	101,456
Total Investments Purchased with Cash Collateral from Securities Lending (cost $507,281)		507,281
Total Investments (total cost $24,120,748) – 101.8%		24,530,218
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(438,406)
Net Assets – 100%		$24,091,812

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$22,517,322	91.8%
Canada	1,625,105	6.6
Israel	135,584	0.6
Switzerland	128,877	0.5
Spain	123,330	0.5

Total	$24,530,218	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$950	$(107)	$7	$93,482
Investments Purchased with Cash Collateral from Securities Lending - 1.7%
Investment Companies - 1.7%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	165∆	-	-	405,825
Total Affiliated Investments - 2.1%	$1,115	$(107)	$7	$499,307

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	296,637	6,354,731	(6,557,786)	93,482
Investments Purchased with Cash Collateral from Securities Lending - 1.7%
Investment Companies - 1.7%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	-	2,317,782	(1,911,957)	405,825

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$492,283	$—	$(492,283)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Index	The Russell 1000® Index reflects the performance of U.S. large-cap equities.
S&P 500® Minimum Volatility Index

The S&P 500® Minimum Volatility Index is designed to reflect a managed-volatility equity strategy that seeks to achieve lower total risk, measured by standard deviation, than the S&P 500® while maintaining similar characteristics.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$23,929,455	$-	$-
Investment Companies	-	93,482	-
Investments Purchased with Cash Collateral from Securities Lending	-	507,281	-
Total Assets	$23,929,455	$600,763	$-

12	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2022

Assets:
Unaffiliated investments, at value (cost $23,621,448)(1)	$24,030,911
Affiliated investments, at value (cost $499,300)	499,307
Cash	52,470
Trustees' deferred compensation	703
Receivables:
Dividends	49,032
Portfolio shares sold	22,280
Dividends from affiliates	693
Foreign tax reclaims	285
Other assets	1,175
Total Assets	24,656,856
Liabilities:
Collateral for securities loaned (Note 2)	507,281
Payables:	—
Professional fees	22,960
Advisory fees	8,432
12b-1 Distribution and shareholder servicing fees	4,963
Portfolio shares repurchased	1,644
Transfer agent fees and expenses	1,150
Trustees' deferred compensation fees	703
Custodian fees	646
Trustees' fees and expenses	111
Affiliated portfolio administration fees payable	50
Accrued expenses and other payables	17,104
Total Liabilities	565,044
Net Assets	$24,091,812
Net Assets Consist of:
Capital (par value and paid-in surplus)	$11,882,058
Total distributable earnings (loss)	12,209,754
Total Net Assets	$24,091,812
Net Assets - Service Shares	$24,091,812
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,050,636
Net Asset Value Per Share	$11.75

(1) Includes $492,283 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2022

Investment Income:
Dividends	$197,613
Dividends from affiliates	950
Affiliated securities lending income, net	165
Unaffiliated securities lending income, net	43
Foreign tax withheld	(739)
Total Investment Income	198,032
Expenses:
Advisory fees	65,428
12b-1 Distribution and shareholder servicing fees	33,062
Transfer agent administrative fees and expenses	6,608
Other transfer agent fees and expenses	543
Professional fees	19,455
Non-affiliated portfolio administration fees	17,000
Shareholder reports expense	1,021
Affiliated portfolio administration fees	330
Trustees’ fees and expenses	252
Custodian fees	102
Registration fees	25
Other expenses	1,361
Total Expenses	145,187
Less: Excess Expense Reimbursement and Waivers	(33,929)
Net Expenses	111,258
Net Investment Income/(Loss)	86,774
Net Realized Gain/(Loss) on Investments:
Investments	989,100
Investments in affiliates	(107)
Total Net Realized Gain/(Loss) on Investments	988,993
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(4,277,304)
Investments in affiliates	7
Total Change in Unrealized Net Appreciation/Depreciation	(4,277,297)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,201,530)

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2022 (unaudited)	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$86,774	$3,926,371
Net realized gain/(loss) on investments	988,993	322,510,210
Change in unrealized net appreciation/depreciation	(4,277,297)	(233,625,582)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,201,530)	92,810,999
Dividends and Distributions to Shareholders:
Dividends and Distributions to Shareholders	(6,045,122)	(195,526,910)
Net Decrease from Dividends and Distributions to Shareholders	(6,045,122)	(195,526,910)
Capital Shares Transactions	2,797,414	(859,947,363)
Net Increase/(Decrease) in Net Assets	(6,449,238)	(962,663,274)
Net Assets:
Beginning of period	30,541,050	993,204,324
End of period	$24,091,812	$30,541,050

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.69	$18.30	$19.43	$16.05	$17.43	$15.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.15	0.30	0.34	0.28	0.24
Net realized and unrealized gain/(loss)	(2.08)	3.28	0.20	4.07	(1.05)	2.11
Total from Investment Operations	(2.03)	3.43	0.50	4.41	(0.77)	2.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.38)	(0.35)	(0.31)	(0.30)	(0.22)
Distributions (from capital gains)	(3.53)	(3.66)	(1.28)	(0.72)	(0.31)	—
Total Dividends and Distributions	(3.91)	(4.04)	(1.63)	(1.03)	(0.61)	(0.22)
Net Asset Value, End of Period	$11.75	$17.69	$18.30	$19.43	$16.05	$17.43
Total Return*	(11.17)%	21.20%	3.51%	28.05%	(4.58)%	15.44%
Net Assets, End of Period (in thousands)	$24,092	$30,541	$993,204	$1,087,328	$1,004,693	$1,150,778
Average Net Assets for the Period (in thousands)	$26,987	$499,685	$996,571	$1,073,019	$1,106,198	$1,059,734
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	0.81%	0.83%	0.82%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.81%	0.83%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	0.65%	0.79%	1.67%	1.85%	1.61%	1.50%
Portfolio Turnover Rate	98%	157%	44%	15%	20%	18%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio (formerly named Janus Henderson VIT U.S. Low Volatility Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Janus Aspen Series	17

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements (unaudited)

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

18	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser") or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the

Janus Aspen Series	19

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements (unaudited)

value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

20	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements (unaudited)

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $492,283. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $507,281, resulting in the net amount due to the counterparty of $14,998.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) previously served as subadviser to the Portfolio. Effective March 31, 2022, the Sub-Advisory Agreement between the Adviser and Intech on behalf of the Portfolio was terminated. As subadviser, Intech provided day-to-day management of the investment operations of the Portfolio subject to the general oversight of the Adviser. The Adviser owned approximately 97% of Intech before the termination. Under the Sub-Advisory Agreement, the Adviser paid Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to the Adviser (calculated after any fee waivers and expense reimbursement).

Effective March 31, 2022, the Adviser entered into an Interim Sub-Advisory Agreement with Intech on behalf of the Portfolio under substantially the same terms as the Sub-Advisory Agreement. The Agreement terminated on June 10, 2022, at which time the Adviser became the sole adviser to the Portfolio. Under the Interim Sub-Advisory Agreement, 50% of the investment advisory fee (subadvisory fee) was escrowed and then the lesser of Intech’s costs or the escrowed amount was paid to Intech (net of any fee waivers or expense reimbursements).

The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. In addition, the Adviser has contractually agreed to waive the investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Portfolio’s average daily net assets for at least a one-year period commencing April 29, 2022. In addition, the Adviser has contractually agreed to waive the investment advisory fee payable by the Portfolio and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Portfolio’s average daily net assets for at least a one-

Janus Aspen Series	21

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes to Financial Statements (unaudited)

year period commencing on April 29, 2022. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $26,340 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $226,926 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles

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Notes to Financial Statements (unaudited)

that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 24,243,752	$ 789,903	$ (503,437)	$ 286,466

5. Capital Share Transactions

	Period ended June 30, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Service Shares:
Shares sold	259,356	$ 4,362,069	2,387,902	$ 43,378,501
Reinvested dividends and distributions	522,031	6,045,122	12,143,315	195,526,909
Shares repurchased	(457,609)	(7,609,777)	(67,080,283)	(1,098,852,773)
Net Increase/(Decrease)	323,778	$ 2,797,414	(52,549,066)	$ (859,947,363)

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Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 26,293,230	$ 29,020,884	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

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Additional Information (unaudited)

Board Considerations for Intech Interim Agreements

Janus Henderson Investors US LLC (the “Adviser”) met with the Board of Trustees on January 26, 2022 and February 25, 2022, to discuss the proposed management led buy-out of the shares of Intech Investment Management LLC (“Intech”) held by the Adviser or its affiliates (the “Transaction”). The Adviser discussed the impact of the proposals on Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Managed Volatility Fund and Janus Henderson U.S. Low Volatility Portfolio (the “Funds”). As part of the proposals, the Adviser discussed its recommendation that Intech continue to serve as sub-adviser to each Fund pursuant to an Interim Sub-Advisory Agreement with Intech (collectively, the “Interim Sub-Advisory Agreements”) pending the completion of the liquidation or restructuring of each Fund.

The Trustees discussed the Interim Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations including information relating to the impact of the Transaction on the nature, quality and extent of services expected to be provided by Intech to the Funds. The Board also took into account the detailed information provided in connection with the annual renewal, in the fourth quarter of 2021, of the investment sub-advisory agreements currently in place with Intech with respect to the Funds, as well as information received with respect to the Funds at the Board’s regular meetings.

In determining whether to approve the Interim Sub-Advisory Agreements, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each Interim Sub-Advisory Agreement are substantially the same as the sub-advisory agreement currently in in place with respect to each Fund except for its term;

• the nature, quality and extent of services to be provided by Intech were not expected to change as a result of the Transaction;

• the investment approach, the experience and skills of investment personnel of Intech, including the investment personnel who would be responsible for managing the Funds, were expected to remain the same under the Interim Sub-Advisory Agreements;

• in connection with the Transaction, Intech was expected to enhance its senior management and operational infrastructure, and the Adviser or its affiliates were expected to continue to provide operational support to Intech;

• the sub-advisory fee rate under the Interim Sub-Advisory Agreement was consistent with the fee rate currently in effect and the Adviser would be responsible for paying Intech out of its fees; and

• the Interim Sub-Advisory Agreement would remain in effect for a short-term period pending the completion of the long-term proposal for each Fund.

 As a result of its review and consideration of the Interim Sub-Advisory Agreements and related matters, on February 25, 2022, the Board voted unanimously to approve the Interim Sub-Advisory Agreements.

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Additional Information (unaudited)

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

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Additional Information (unaudited)

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its

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Additional Information (unaudited)

institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated

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Additional Information (unaudited)

profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Additional Information (unaudited)

Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

32	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

34	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

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Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36	JUNE 30, 2022

Janus Henderson VIT Adaptive Risk Managed U.S. Equity Portfolio

Notes

NotesPage1

Janus Aspen Series	37

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-24-81127 08-22

SEMIANNUAL REPORT June 30, 2022

Janus Henderson VIT Balanced Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Balanced Portfolio

PORTFOLIO SNAPSHOT

Balanced Fund’s dynamic asset allocation strategy has the flexibility to defensively position ahead of market volatility while seeking long-term capital growth, consistent with preservation of capital and balanced by current income. Unlike many competitor products, where asset allocations are constrained by static targets, the Fund’s asset allocations may vary between 35% to 65% equities depending on market conditions.

Jeremiah Buckley co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Eli Lilly & Co	2.22%	0.51%	Lam Research Corp	2.14%	-0.47%
Progressive Corp/The	1.98%	0.49%	NVIDIA Corp	2.50%	-0.34%
UnitedHealth Group Inc	3.62%	0.46%	Align Technology Inc	0.54%	-0.30%
Dollar General Corp	1.55%	0.32%	Adobe Inc	2.14%	-0.27%
AbbVie Inc	1.67%	0.27%	ConocoPhillips	0.08%	-0.21%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	0.52%	15.23%	11.59%
	Communication Services	0.35%	9.27%	9.34%
	Financials	0.32%	10.96%	11.23%
	Industrials	0.32%	8.99%	7.88%
	Health Care	0.05%	15.34%	13.83%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Energy	-1.46%	0.08%	4.01%
	Information Technology	-0.60%	32.03%	27.57%
	Utilities	-0.48%	0.00%	2.75%
	Materials	-0.16%	0.30%	2.65%
	Real Estate	-0.06%	0.45%	2.76%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	4.8%
Apple Inc
Technology Hardware, Storage & Peripherals	3.1%
Alphabet Inc - Class C
Interactive Media & Services	3.1%
UnitedHealth Group Inc
Health Care Providers & Services	2.3%
Amazon.com Inc
Internet & Direct Marketing Retail	2.0%
15.3%

Asset Allocation - (% of Net Assets)
Common Stocks	55.2%
United States Treasury Notes/Bonds	17.7%
Corporate Bonds	9.2%
Mortgage-Backed Securities	8.3%
Investment Companies	7.3%
Asset-Backed/Commercial Mortgage-Backed Securities	6.6%
Other	(4.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of December 31, 2021

2	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-17.12%	-10.53%	8.39%	9.04%	9.52%	0.62%
Service Shares	-17.22%	-10.76%	8.12%	8.77%	9.33%	0.86%
S&P 500 Index	-19.96%	-10.62%	11.31%	12.96%	9.68%
Bloomberg U.S. Aggregate Bond Index	-10.35%	-10.29%	0.88%	1.54%	4.50%
Balanced Index	-15.63%	-10.22%	6.85%	7.93%	7.61%
Morningstar Quartile - Institutional Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	237/764	26/700	25/610	9/208

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Institutional Shares	$1,000.00	$828.80	$2.77	$1,000.00	$1,021.77	$3.06	0.61%
Service Shares	$1,000.00	$827.80	$3.85	$1,000.00	$1,020.58	$4.26	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 6.6%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 2.0710%, 9/15/34 (144A)‡	$3,072,117	$3,006,507
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	3,133,162	3,104,395
ACM Auto Trust 2022-1A A, 3.2300%, 4/20/29 (144A)	3,100,305	3,495,175
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	3,492,000	3,314,337
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	546,544	538,516
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	471,249	461,509
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	1,004,575	953,143
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	1,902,436	1,756,940
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	2,702,307	2,700,877
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	2,528,000	2,492,622
Barclays Commercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 2.1740%, 8/15/36 (144A)‡	2,087,000	2,044,931
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 2.6800%, 4/15/37 (144A)‡	9,908,000	9,694,209
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	1,121,000	1,010,522
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	2,229,000	1,968,214
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 2.2440%, 10/15/36 (144A)‡	5,714,797	5,621,696
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 2.4040%, 10/15/36 (144A)‡	1,923,550	1,893,503
BX Commercial Mortgage Trust 2020-VKNG A,
ICE LIBOR USD 1 Month + 0.9300%, 2.2540%, 10/15/37 (144A)‡	1,218,894	1,186,571
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 2.1250%, 2/15/36 (144A)‡	5,213,000	4,932,297
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 2.1250%, 2/15/36 (144A)‡	5,146,000	4,871,854
BX Commercial Mortgage Trust 2021-VINO A,
ICE LIBOR USD 1 Month + 0.6523%, 1.9763%, 5/15/38 (144A)‡	1,367,000	1,303,039
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 2.2740%, 9/15/36 (144A)‡	4,636,000	4,386,560
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 2.9740%, 9/15/36 (144A)‡	4,869,000	4,567,415
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	1,140,000	1,065,503
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	3,285,570	3,225,763
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 2.2427%, 1/20/35 (144A)‡	4,973,000	4,820,364
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 2.8127%, 1/20/35 (144A)‡	2,006,778	1,911,861
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	4,486,879	3,941,526
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	1,694,636	1,457,875
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	1,261,981	1,233,874
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	2,919,663	2,839,216
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 2.1257%, 2/25/50 (144A)‡	4,798,709	4,566,484
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 2.7840%, 1/23/35 (144A)‡	1,621,184	1,528,721
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	2,942,471	2,798,801
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 2.2240%, 11/15/37 (144A)‡	6,622,407	6,437,855
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 2.6240%, 11/15/37 (144A)‡	2,944,057	2,862,039
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 2.9740%, 11/15/37 (144A)‡	2,955,853	2,866,343
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	158,235	152,942

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	$390,953	$375,998
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	1,761,298	1,730,157
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 6.5236%, 11/25/24‡	208,211	214,868
Connecticut Avenue Securities Trust 2015-C01 1M2,
ICE LIBOR USD 1 Month + 4.3000%, 5.9236%, 2/25/25‡	1,487,352	1,487,879
Connecticut Avenue Securities Trust 2016-C06 1M2,
ICE LIBOR USD 1 Month + 4.2500%, 5.8736%, 4/25/29‡	1,348,502	1,406,319
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 5.1736%, 7/25/29‡	1,648,888	1,691,810
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 4.0236%, 4/25/31 (144A)‡	619,977	617,979
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 3.9236%, 8/25/31 (144A)‡	275,159	274,153
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 3.7736%, 9/25/31 (144A)‡	423,391	421,388
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 3.7236%, 10/25/39 (144A)‡	506,037	504,137
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 11/25/41 (144A)‡	9,573,000	8,557,538
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 2.5757%, 12/25/41 (144A)‡	3,124,000	2,774,630
Connecticut Avenue Securities Trust 2022-R02 2M2,
US 30 Day Average SOFR + 3.0000%, 3.9257%, 1/25/42 (144A)‡	3,661,000	3,367,111
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 3.0257%, 3/25/42 (144A)‡	7,823,896	7,677,584
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 3/25/42 (144A)‡	3,362,188	3,295,161
Connecticut Avenue Securities Trust 2022-R05 2M1,
US 30 Day Average SOFR + 1.9000%, 2.8257%, 4/25/42 (144A)‡	3,838,079	3,772,518
Connecticut Avenue Securities Trust 2022-R05 2M2,
US 30 Day Average SOFR + 3.0000%, 3.9257%, 4/25/42 (144A)‡	2,737,000	2,591,557
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 3.6977%, 5/25/42 (144A)‡	2,518,821	2,512,758
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	1,474,260	1,469,376
Consumer Loan Underlying Bond Credit Trust 2020-P1 C,
4.6100%, 3/15/28 (144A)	808,285	806,122
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	3,394,000	3,393,742
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 2.3040%, 5/15/36 (144A)‡	9,015,000	8,865,893
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 2.7540%, 5/15/36 (144A)‡	1,486,000	1,450,007
Credit Suisse Commercial Mortgage Trust 2020-UNFI,
ICE LIBOR USD 1 Month + 3.6682%, 4.7882%, 12/15/22 (144A)‡	2,312,000	2,259,231
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 5.2943%, 4/15/23 (144A)‡	3,762,367	3,651,991
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	4,917,000	4,222,536
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	3,314,775	3,226,681
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	4,438,828	4,028,608
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	2,365,000	2,367,292
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	3,089,000	2,906,706
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 2.4050%, 7/15/38 (144A)‡	2,569,188	2,508,854
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 2.7050%, 7/15/38 (144A)‡	1,652,828	1,599,881
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 6.6236%, 7/25/25‡	1,016,129	1,023,384

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 7.3236%, 4/25/28‡	$1,046,250	$1,105,263
Fannie Mae REMICS, 3.0000%, 5/25/48	2,620,560	2,504,556
Fannie Mae REMICS, 3.0000%, 11/25/49	3,203,054	3,097,719
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	9,948,237	8,870,677
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 3.5736%, 10/25/49 (144A)‡	158,835	157,530
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 12/25/50 (144A)‡	4,640,000	4,565,761
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA2 M2,
ICE LIBOR USD 1 Month + 3.1000%, 4.7236%, 3/25/50 (144A)‡	1,539,193	1,512,291
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 4.7736%, 9/25/50 (144A)‡	229,528	229,586
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 3.5257%, 11/25/50 (144A)‡	5,251,876	5,209,253
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 3.2257%, 8/25/33 (144A)‡	1,710,000	1,616,294
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 3.1757%, 8/25/33 (144A)‡	6,600,000	6,116,543
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 3.7292%, 6/25/42 (144A)‡	5,078,000	5,081,106
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 3.0257%, 3/25/42 (144A)‡	3,417,553	3,387,181
FREED ABS Trust 2019-2 C, 4.8600%, 11/18/26 (144A)	1,317,392	1,317,660
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	13,054,755	11,586,673
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 2.3580%, 12/15/36 (144A)‡	1,067,000	1,040,933
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 2.6580%, 12/15/36 (144A)‡	1,195,000	1,154,126
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 2.9570%, 12/15/36 (144A)‡	1,332,000	1,279,637
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 2.8840%, 1/23/35 (144A)‡	1,569,525	1,472,056
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	2,037,213	1,886,080
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	4,937,500	4,726,613
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	2,822,106	2,748,751
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	6,618,408	6,500,593
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 2.0240%, 3/15/38 (144A)‡	8,461,407	8,180,642
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 2.4240%, 3/15/38 (144A)‡	4,199,248	3,987,858
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 2.5739%, 5/15/39 (144A)‡	7,267,000	7,076,710
Life Financial Services Trust 2022-BMR2 B,
CME Term SOFR 1 Month + 1.7939%, 3.0726%, 5/15/39 (144A)‡	1,854,000	1,798,849
LUXE Commercial Mortgage Trust 2021-TRIP A,
ICE LIBOR USD 1 Month + 1.0500%, 2.3740%, 10/15/38 (144A)‡	1,379,000	1,323,125
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 3.1250%, 11/15/38 (144A)‡	1,406,000	1,336,491
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 3.3250%, 11/15/38 (144A)‡	1,427,000	1,353,411
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 4.4750%, 11/15/38 (144A)‡	6,334,000	5,953,827
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 5.3250%, 11/15/38 (144A)‡	3,985,000	3,727,951
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 1.8757%, 8/25/51 (144A)‡	3,341,379	3,162,405
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 1.8757%, 10/25/51 (144A)‡	4,211,440	3,985,281

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	$2,974,195	$2,529,969
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	8,803,183	7,797,357
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	3,873,000	3,692,554
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 2.1250%, 4/15/38 (144A)‡	9,039,888	8,741,776
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 2.6750%, 4/15/38 (144A)‡	4,357,691	4,130,631
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	486,084	485,588
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	1,280,084	1,205,083
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	3,259,460	2,951,572
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	3,657,152	3,348,945
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	2,736,902	2,708,548
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 1.4345%, 11/25/51 (144A)‡	4,809,295	4,512,622
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	5,301,600	4,686,132
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	9,861,786	8,752,755
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	3,652,284	3,115,293
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	9,937,607	8,792,476
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	4,214,061	3,703,180
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	3,536,859	3,417,106
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	2,756,312	2,680,809
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	5,119,608	4,841,376
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	4,539,388	4,335,380
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	8,068,769	8,070,012
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.9138%, 1/20/35 (144A)‡	1,732,772	1,617,695
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	1,480,652	1,442,840
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	5,811,707	5,733,242
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	7,470,000	7,215,318
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	702,929	639,712
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	270,285	247,243
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	66,499	65,955
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	347,748	344,351
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 2.0548%, 11/15/38 (144A)‡	710,000	673,566
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	2,492,000	2,352,384
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	1,278,000	1,197,609
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	1,621,106	1,579,922
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	2,503,000	2,368,578
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	2,061,000	1,950,315
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	2,795,000	2,633,831
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	1,004,181	999,403
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 1.4845%, 8/25/51 (144A)‡	3,961,077	3,725,886
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	2,309,755	1,980,951
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	2,656,848	2,579,473
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	1,760,797	1,692,165
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	6,922,787	6,744,514
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	11,263,000	11,155,725
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	4,798,000	4,348,420
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	3,097,000	2,702,126

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 2.2240%, 7/15/39 (144A)‡	$2,382,000	$2,275,100
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	1,058,715	1,015,690
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 2.5860%, 1/18/37 (144A)‡	3,985,111	3,814,276
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 2.4740%, 2/15/40 (144A)‡	2,281,645	2,185,399
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	1,828,561	1,745,976
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	3,399,000	3,337,815
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 1.3845%, 7/25/51 (144A)‡	2,977,381	2,771,077
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $517,470,044)		490,757,001
Corporate Bonds– 9.2%
Banking – 3.4%
American Express Co, SOFR + 2.2550%, 4.9890%, 5/26/33‡	8,525,000	8,526,460
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	3,293,000	3,139,055
Bank of America Corp, SOFR + 1.5800%, 4.3760%, 4/27/28‡	9,620,000	9,470,608
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0700%, 3.9700%, 3/5/29‡	3,294,000	3,140,975
Bank of America Corp, SOFR + 1.0600%, 2.0870%, 6/14/29‡	7,305,000	6,255,865
Bank of America Corp, SOFR + 2.1500%, 2.5920%, 4/29/31‡	15,594,000	13,225,943
Bank of America Corp, SOFR + 1.8300%, 4.5710%, 4/27/33‡	9,962,000	9,695,128
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	7,229,000	7,026,588
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	2,002,000	1,856,855
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	9,976,000	9,746,552
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	15,654,000	12,809,563
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	3,776,000	3,396,458
BNP Paribas SA, SOFR + 1.5610%, 3.1320%, 1/20/33 (144A)‡	3,226,000	2,700,702
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	11,561,000	11,115,360
Citigroup Inc, SOFR + 3.9140%, 4.4120%, 3/31/31‡	6,795,000	6,489,693
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	2,436,000	2,267,062
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	2,339,000	2,171,414
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	555,000	517,965
Commonwealth Bank of Australia, 3.7840%, 3/14/32 (144A)	6,818,000	6,006,241
First Republic Bank/CA, 4.6250%, 2/13/47	1,653,000	1,506,477
Goldman Sachs Group Inc, 3.5000%, 4/1/25	12,173,000	11,932,634
Goldman Sachs Group Inc, SOFR + 1.4100%, 3.1020%, 2/24/33‡	4,664,000	3,983,411
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	4,098,000	3,831,928
JPMorgan Chase & Co, SOFR + 1.3200%, 4.0800%, 4/26/26‡	6,417,000	6,336,960
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	6,655,000	6,492,953
JPMorgan Chase & Co, SOFR + 1.7500%, 4.5650%, 6/14/30‡	5,579,000	5,477,200
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	6,345,000	5,478,169
JPMorgan Chase & Co, SOFR + 1.2600%, 2.9630%, 1/25/33‡	10,691,000	9,176,736
JPMorgan Chase & Co, SOFR + 1.8000%, 4.5860%, 4/26/33‡	2,638,000	2,591,153
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	2,000,000	1,765,000
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	2,111,000	1,782,784
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	8,296,000	7,766,324
Morgan Stanley, 4.3500%, 9/8/26	3,985,000	3,943,817
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	3,223,000	2,860,926
Morgan Stanley, SOFR + 1.0340%, 1.7940%, 2/13/32‡	5,529,000	4,349,093
Morgan Stanley, SOFR + 1.1780%, 2.2390%, 7/21/32‡	9,178,000	7,435,121
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	11,596,000	9,938,390
Morgan Stanley, SOFR + 1.3600%, 2.4840%, 9/16/36‡	11,051,000	8,497,347
National Australia Bank Ltd, 2.9900%, 5/21/31 (144A)	8,080,000	6,751,815
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	12,155,000	9,171,321
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	6,329,000	4,352,544

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
US Bancorp,
US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	$7,286,000	$5,937,134
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	5,490,000	4,369,619
		255,287,343
Basic Industry – 0.2%
Allegheny Technologies Inc, 5.8750%, 12/1/27	4,100,000	3,630,517
Axalta Coating Systems Ltd, 3.3750%, 2/15/29 (144A)	7,654,000	6,248,496
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	5,787,000	4,775,027
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	2,242,000	2,248,890
		16,902,930
Brokerage – 0.3%
Charles Schwab Corp,
US Treasury Yield Curve Rate 10 Year + 3.0790%, 4.0000%‡,µ	2,946,000	2,267,683
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	16,729,000	16,519,887
		18,787,570
Capital Goods – 0.1%
Allegion US Holding Co Inc, 5.4110%, 7/1/32	6,862,000	6,815,569
General Dynamics Corp, 3.5000%, 4/1/27	2,033,000	1,995,423
Standard Industries Inc/NJ, 4.3750%, 7/15/30 (144A)	1,731,000	1,365,326
		10,176,318
Communications – 0.3%
AT&T Inc, 3.8000%, 12/1/57	3,657,000	2,824,384
AT&T Inc, 3.6500%, 9/15/59	604,000	452,365
Charter Communications Operating LLC / Charter Communications Operating Capital,
2.8000%, 4/1/31	4,500,000	3,603,860
Charter Communications Operating LLC / Charter Communications Operating Capital,
6.4840%, 10/23/45	936,000	909,951
Comcast Corp, 3.7500%, 4/1/40	1,775,000	1,555,718
Fox Corp, 4.0300%, 1/25/24	2,592,000	2,592,224
Netflix Inc, 4.8750%, 4/15/28	1,782,000	1,676,951
Netflix Inc, 5.8750%, 11/15/28	6,238,000	6,098,955
		19,714,408
Consumer Cyclical – 0.4%
Amazon.com Inc, 3.0000%, 4/13/25	6,903,000	6,832,905
Amazon.com Inc, 3.9500%, 4/13/52	3,254,000	3,006,455
Amazon.com Inc, 4.1000%, 4/13/62	5,307,000	4,801,473
Dollar General Corp, 4.1250%, 4/3/50	3,153,000	2,628,275
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	1,284,000	1,259,206
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	2,597,000	2,541,476
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	344,000	328,558
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	8,746,000	7,428,677
		28,827,025
Consumer Non-Cyclical – 1.1%
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	7,110,000	6,956,068
CSL Finance Ltd, 3.8500%, 4/27/27 (144A)	1,899,000	1,881,118
CSL Finance Ltd, 4.0500%, 4/27/29 (144A)	4,706,000	4,619,974
CSL Finance Ltd, 4.2500%, 4/27/32 (144A)	3,350,000	3,275,353
CVS Health Corp, 5.0500%, 3/25/48	2,563,000	2,453,427
Diageo Capital PLC, 1.3750%, 9/29/25	3,173,000	2,960,481
Diageo Capital PLC, 2.0000%, 4/29/30	2,989,000	2,549,842
Diageo Capital PLC, 2.1250%, 4/29/32	2,398,000	1,999,946
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/27 (144A)	3,937,000	3,768,222
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/29 (144A)	2,511,000	2,349,078
Hasbro Inc, 3.9000%, 11/19/29	7,182,000	6,594,988
Hasbro Inc, 6.3500%, 3/15/40	1,921,000	1,969,659
Hasbro Inc, 5.1000%, 5/15/44	1,097,000	981,909
HCA Inc, 5.8750%, 2/15/26	1,152,000	1,157,910

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
HCA Inc, 5.3750%, 9/1/26	$883,000	$875,570
HCA Inc, 5.6250%, 9/1/28	2,351,000	2,312,667
HCA Inc, 5.8750%, 2/1/29	1,902,000	1,903,455
HCA Inc, 5.5000%, 6/15/47	1,035,000	923,254
JBS Finance Luxembourg Sarl, 3.6250%, 1/15/32 (144A)	2,646,000	2,136,645
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	1,173,000	1,180,038
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	5,277,000	4,993,621
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.0000%, 5/15/32 (144A)	4,058,000	3,116,385
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
4.3750%, 2/2/52 (144A)	6,315,000	4,466,094
Mondelez International Inc, 2.7500%, 4/13/30	331,000	290,690
Performance Food Group Inc, 4.2500%, 8/1/29 (144A)	9,063,000	7,567,605
Pilgrim's Pride Corp, 3.5000%, 3/1/32 (144A)	6,263,000	4,892,969
Royalty Pharma PLC, 3.5500%, 9/2/50	3,923,000	2,739,168
Royalty Pharma PLC, 3.3500%, 9/2/51	2,294,000	1,554,506
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	1,157,000	988,215
		83,458,857
Electric – 0.4%
Algonquin Power & Utilities Corp,
US Treasury Yield Curve Rate 5 Year + 3.2490%, 4.7500%, 1/18/82‡	6,939,000	5,759,240
Dominion Energy Inc,
US Treasury Yield Curve Rate 5 Year + 3.1950%, 4.3500%‡,µ	3,643,000	2,996,367
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	4,842,000	3,968,090
NextEra Energy Capital Holdings Inc, 1.8750%, 1/15/27	8,152,000	7,352,424
NextEra Energy Capital Holdings Inc, 2.4400%, 1/15/32	2,422,000	2,017,170
NRG Energy Inc, 6.6250%, 1/15/27	1,450,000	1,420,096
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	4,783,000	3,857,059
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	5,400,000	4,233,546
		31,603,992
Energy – 0.1%
Energy Transfer Operating LP, 4.9500%, 6/15/28	184,000	181,311
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	4,799,000	4,307,102
Southwestern Energy Co, 4.7500%, 2/1/32	3,664,000	3,130,980
		7,619,393
Finance Companies – 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	5,280,000	4,970,468
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.0000%, 10/29/28	3,808,000	3,207,550
Air Lease Corp, 1.8750%, 8/15/26	4,823,000	4,166,995
Air Lease Corp, 3.0000%, 2/1/30	2,435,000	1,987,117
Ares Capital Corp, 2.8750%, 6/15/27	5,015,000	4,185,885
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	3,100,000	2,437,592
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	3,792,000	2,841,308
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	5,605,000	4,632,028
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
4.0000%, 10/15/33 (144A)	4,259,000	3,023,890
		31,452,833
Insurance – 1.0%
Athene Global Funding, 1.7160%, 1/7/25 (144A)	3,099,000	2,891,708
Athene Global Funding, 1.7300%, 10/2/26 (144A)	9,932,000	8,619,405
Athene Global Funding, 2.7170%, 1/7/29 (144A)	6,386,000	5,423,416
Athene Global Funding, 2.6460%, 10/4/31 (144A)	9,596,000	7,654,204
Brown & Brown Inc, 4.2000%, 3/17/32	1,924,000	1,751,303
Brown & Brown Inc, 4.9500%, 3/17/52	5,658,000	4,963,042

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Insurance– (continued)
Centene Corp, 4.2500%, 12/15/27	$16,441,000	$15,347,180
Centene Corp, 2.4500%, 7/15/28	4,942,000	4,121,826
Centene Corp, 3.0000%, 10/15/30	5,197,000	4,307,014
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	13,333,000	11,909,982
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	7,720,000	6,462,026
		73,451,106
Real Estate Investment Trusts (REITs) – 0.3%
Agree LP, 2.0000%, 6/15/28	3,231,000	2,758,691
Agree LP, 2.9000%, 10/1/30	2,058,000	1,745,063
Agree LP, 2.6000%, 6/15/33	2,424,000	1,919,414
Invitation Homes Inc, 2.0000%, 8/15/31	5,620,000	4,323,247
MPT Operating Partnership LP / MPT Finance Corp, 3.5000%, 3/15/31	4,683,000	3,690,953
Rexford Industrial Realty Inc, 2.1500%, 9/1/31	6,560,000	5,156,906
Sun Communities Inc, 2.7000%, 7/15/31	6,161,000	4,964,947
		24,559,221
Technology – 1.1%
Advanced Micro Devices Inc, 3.9240%, 6/1/32	2,586,000	2,545,104
Analog Devices Inc, 2.9500%, 4/1/25	2,815,000	2,757,535
Broadcom Inc, 4.3000%, 11/15/32	5,505,000	4,999,859
Equinix Inc, 2.1500%, 7/15/30	2,665,000	2,155,974
Global Payments Inc, 2.1500%, 1/15/27	3,318,000	2,944,932
Global Payments Inc, 2.9000%, 11/15/31	4,978,000	4,076,684
Marvell Technology Inc, 1.6500%, 4/15/26	3,675,000	3,292,139
Marvell Technology Inc, 4.8750%, 6/22/28	4,065,000	4,008,435
Microchip Technology Inc, 2.6700%, 9/1/23	6,452,000	6,344,502
MSCI Inc, 4.0000%, 11/15/29 (144A)	422,000	374,031
MSCI Inc, 3.6250%, 9/1/30 (144A)	8,577,000	7,150,467
MSCI Inc, 3.8750%, 2/15/31 (144A)	6,019,000	5,146,245
PayPal Holdings Inc, 1.6500%, 6/1/25	2,243,000	2,115,886
SK Hynix Inc, 1.5000%, 1/19/26 (144A)	5,745,000	5,163,434
SK Hynix Inc, 2.3750%, 1/19/31 (144A)	2,875,000	2,264,325
Total System Services Inc, 4.8000%, 4/1/26	3,189,000	3,188,862
Trimble Inc, 4.7500%, 12/1/24	5,510,000	5,536,724
Trimble Inc, 4.9000%, 6/15/28	3,194,000	3,113,310
TSMC Arizona Corp, 3.8750%, 4/22/27	4,802,000	4,785,705
Workday Inc, 3.5000%, 4/1/27	2,530,000	2,419,427
Workday Inc, 3.7000%, 4/1/29	1,900,000	1,777,242
Workday Inc, 3.8000%, 4/1/32	4,129,000	3,772,566
		79,933,388
Transportation – 0.1%
GXO Logistics inc, 1.6500%, 7/15/26 (144A)	4,255,000	3,712,789
GXO Logistics inc, 2.6500%, 7/15/31 (144A)	647,000	505,486
		4,218,275
Total Corporate Bonds (cost $781,832,242)		685,992,659
Mortgage-Backed Securities– 8.3%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	14,284,295	13,327,561
2.5000%, TBA, 15 Year Maturity	8,099,200	7,736,218
3.0000%, TBA, 15 Year Maturity	3,467,791	3,387,751
2.5000%, TBA, 30 Year Maturity	8,335,827	7,492,433
3.0000%, TBA, 30 Year Maturity	24,514,130	22,820,228
3.5000%, TBA, 30 Year Maturity	114,388,524	109,993,145
4.0000%, TBA, 30 Year Maturity	63,969,027	63,067,128
4.5000%, TBA, 30 Year Maturity	66,007,831	66,252,060
		294,076,524
Fannie Mae Pool:
3.0000%, 10/1/34	374,140	367,886

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
2.5000%, 11/1/34	$262,589	$252,861
3.0000%, 11/1/34	141,308	138,946
3.0000%, 12/1/34	150,805	148,284
6.0000%, 2/1/37	65,801	71,681
4.5000%, 11/1/42	332,303	342,360
3.0000%, 1/1/43	193,677	185,258
3.0000%, 2/1/43	48,521	46,412
3.0000%, 5/1/43	444,362	424,531
5.0000%, 7/1/44	38,218	40,033
4.5000%, 10/1/44	845,944	868,342
4.5000%, 3/1/45	1,231,753	1,264,366
4.5000%, 6/1/45	646,214	665,477
3.5000%, 12/1/45	456,381	446,697
3.0000%, 1/1/46	70,387	66,816
4.5000%, 2/1/46	1,456,310	1,500,385
3.5000%, 7/1/46	867,967	848,586
3.0000%, 9/1/46	4,426,470	4,228,932
3.0000%, 2/1/47	13,909,279	13,288,556
3.0000%, 3/1/47	1,540,052	1,459,900
3.5000%, 3/1/47	396,369	387,959
3.5000%, 7/1/47	351,358	343,903
3.5000%, 8/1/47	280,459	273,853
3.5000%, 8/1/47	277,285	271,398
3.5000%, 12/1/47	132,719	129,902
3.5000%, 12/1/47	80,123	78,422
3.5000%, 1/1/48	817,659	794,137
4.0000%, 1/1/48	2,946,454	2,943,138
4.0000%, 1/1/48	2,845,289	2,837,136
3.0000%, 2/1/48	777,636	738,179
3.5000%, 3/1/48	118,563	115,894
4.0000%, 3/1/48	844,096	843,146
4.5000%, 3/1/48	32,431	32,978
5.0000%, 5/1/48	753,800	772,837
3.5000%, 7/1/48	9,049,161	8,847,099
4.5000%, 8/1/48	18,582	18,896
4.0000%, 2/1/49	421,795	421,562
3.0000%, 8/1/49	925,374	870,311
3.0000%, 9/1/49	190,908	179,427
2.5000%, 1/1/50	514,763	468,014
2.5000%, 8/1/50	748,276	684,223
2.5000%, 10/1/50	867,053	785,230
2.5000%, 1/1/52	4,404,452	3,989,697
2.5000%, 2/1/52	21,718,507	19,646,010
3.0000%, 2/1/52	4,237,237	3,954,431
2.5000%, 3/1/52	8,944,072	8,073,597
2.5000%, 3/1/52	8,642,029	7,818,190
2.5000%, 3/1/52	3,211,461	2,905,748
2.5000%, 3/1/52	775,522	699,894
2.5000%, 3/1/52	711,064	641,860
2.5000%, 3/1/52	617,391	558,536
2.5000%, 3/1/52	247,218	223,454
3.0000%, 3/1/52	15,017,871	13,997,758
3.0000%, 3/1/52	4,770,803	4,452,646
3.0000%, 3/1/52	4,312,616	4,028,499
3.0000%, 4/1/52	11,392,198	10,616,153
3.0000%, 4/1/52	3,642,613	3,404,729
3.0000%, 4/1/52	3,212,828	3,000,956
3.5000%, 4/1/52	3,168,577	3,066,235
3.5000%, 4/1/52	1,760,609	1,703,447

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 4/1/52	$1,089,357	$1,054,172
3.5000%, 4/1/52	661,119	639,695
3.5000%, 4/1/52	507,886	491,397
3.5000%, 5/1/52	1,863,764	1,803,422
3.5000%, 6/1/52	11,644,125	11,207,172
3.5000%, 6/1/52	9,969,415	9,699,618
3.5000%, 6/1/52	3,718,784	3,578,856
3.5000%, 7/1/52	1,422,053	1,383,569
3.5000%, 8/1/56	3,101,208	3,045,066
3.0000%, 2/1/57	3,144,450	2,956,584
3.0000%, 6/1/57	58,772	55,039
		178,190,383
Freddie Mac Gold Pool:
3.5000%, 1/1/47	269,834	265,555
Freddie Mac Pool:
3.0000%, 5/1/31	3,570,525	3,544,414
3.0000%, 9/1/32	711,750	704,702
3.0000%, 10/1/32	367,274	363,637
3.0000%, 1/1/33	479,871	475,119
2.5000%, 12/1/33	3,549,091	3,474,473
3.0000%, 10/1/34	819,755	806,054
3.0000%, 10/1/34	368,957	362,790
2.5000%, 11/1/34	1,080,573	1,040,580
2.5000%, 11/1/34	252,092	242,762
6.0000%, 4/1/40	991,600	1,083,108
3.5000%, 7/1/42	159,682	157,000
3.5000%, 8/1/42	183,196	180,120
3.5000%, 8/1/42	170,028	167,173
3.5000%, 2/1/43	468,143	460,564
3.0000%, 3/1/43	1,611,349	1,539,448
3.0000%, 6/1/43	59,501	56,176
3.5000%, 2/1/44	529,141	520,575
4.5000%, 5/1/44	257,895	265,571
3.5000%, 12/1/44	3,160,256	3,107,485
3.0000%, 1/1/45	792,926	755,876
3.0000%, 1/1/46	145,216	138,737
3.5000%, 7/1/46	626,255	608,632
3.0000%, 10/1/46	1,718,539	1,629,203
4.0000%, 3/1/47	313,652	314,875
3.0000%, 4/1/47	334,677	317,279
3.5000%, 4/1/47	134,840	131,825
3.5000%, 9/1/47	1,104,145	1,078,129
3.5000%, 12/1/47	1,865,186	1,821,239
3.5000%, 2/1/48	688,700	667,692
4.0000%, 3/1/48	841,310	840,363
4.5000%, 3/1/48	28,655	29,138
4.0000%, 4/1/48	696,935	694,940
4.0000%, 4/1/48	678,195	677,820
4.0000%, 5/1/48	1,162,058	1,161,415
4.5000%, 7/1/48	153,451	156,038
5.0000%, 9/1/48	31,042	31,830
4.5000%, 12/1/48	634,696	649,208
3.0000%, 8/1/49	738,250	694,328
3.0000%, 8/1/49	306,626	288,383
3.0000%, 12/1/49	423,865	398,647
3.0000%, 12/1/49	311,085	292,577
2.5000%, 1/1/50	227,139	206,529
3.0000%, 3/1/50	459,745	431,545
3.5000%, 3/1/50	149,887	144,869

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
2.5000%, 8/1/50	$383,453	$350,831
2.5000%, 8/1/50	137,887	126,087
2.5000%, 9/1/50	706,378	645,575
2.5000%, 1/1/52	1,392,441	1,262,171
2.5000%, 1/1/52	842,640	761,010
2.5000%, 2/1/52	1,989,263	1,799,623
3.0000%, 2/1/52	1,151,813	1,076,027
3.0000%, 2/1/52	866,486	810,030
3.5000%, 2/1/52	3,512,712	3,386,376
2.5000%, 3/1/52	304,666	275,013
3.0000%, 3/1/52	1,199,297	1,121,077
3.5000%, 4/1/52	1,389,109	1,344,274
3.5000%, 4/1/52	1,258,682	1,218,057
3.5000%, 4/1/52	440,045	425,795
3.5000%, 4/1/52	368,511	356,555
3.5000%, 5/1/52	9,313,269	8,973,356
3.5000%, 6/1/52	5,719,003	5,550,537
		62,195,262
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	26,348,470	24,086,190
3.0000%, TBA, 30 Year Maturity	1,555,281	1,465,333
3.5000%, TBA, 30 Year Maturity	18,271,812	17,751,175
		43,302,698
Ginnie Mae I Pool:
4.0000%, 1/15/45	3,030,605	3,078,111
4.5000%, 8/15/46	3,162,864	3,264,225
4.0000%, 7/15/47	593,008	598,710
4.0000%, 8/15/47	67,192	67,838
4.0000%, 11/15/47	99,378	100,333
4.0000%, 12/15/47	251,054	253,468
		7,362,685
Ginnie Mae II Pool:
4.0000%, 8/20/47	349,374	351,977
4.0000%, 8/20/47	66,703	67,200
4.0000%, 8/20/47	51,789	52,175
4.5000%, 2/20/48	318,264	327,284
4.0000%, 5/20/48	157,823	158,379
4.5000%, 5/20/48	559,827	571,669
4.5000%, 5/20/48	114,068	116,481
4.0000%, 6/20/48	1,585,119	1,589,225
5.0000%, 8/20/48	1,153,330	1,205,719
3.0000%, 7/20/51	7,910,110	7,471,271
3.0000%, 8/20/51	17,730,169	16,755,071
		28,666,451
Total Mortgage-Backed Securities (cost $628,653,759)		614,059,558
United States Treasury Notes/Bonds– 17.7%
0.1250%, 2/28/23	59,371,000	58,362,157
0.1250%, 8/31/23	35,321,000	34,171,688
0.3750%, 10/31/23	12,339,000	11,924,487
0.8750%, 1/31/24	12,473,000	12,069,576
1.5000%, 2/29/24	89,499,000	87,390,879
1.5000%, 2/15/25	5,340,000	5,132,241
1.7500%, 3/15/25	1,575,000	1,522,644
0.3750%, 1/31/26	46,025,100	41,850,480
0.7500%, 4/30/26	45,243,000	41,475,106
0.8750%, 6/30/26	66,485,000	61,033,749
0.6250%, 7/31/26	23,639,000	21,437,618
0.8750%, 9/30/26	53,894,700	49,221,019

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds– (continued)
1.2500%, 11/30/26	$38,681,800	$35,818,440
1.2500%, 12/31/26	19,962,000	14,659,228
2.7500%, 4/30/27	201,447,800	198,725,108
3.2500%, 6/30/27	92,804,000	93,732,188
1.1250%, 8/31/28	30,446,500	27,096,196
2.8750%, 4/30/29	17,287,000	17,084,418
2.7500%, 5/31/29	13,796,000	13,524,391
2.8750%, 5/15/32	211,774,200	209,391,740
1.3750%, 11/15/40	13,566,000	9,770,170
1.7500%, 8/15/41	85,465,000	65,010,154
2.0000%, 11/15/41	50,257,000	39,915,052
2.3750%, 2/15/42	42,782,000	36,277,799
2.7500%, 8/15/42	27,621,500	24,782,743
1.3750%, 8/15/50	46,677,000	30,724,771
1.8750%, 2/15/51	19,445,900	14,586,704
2.2500%, 2/15/52	65,353,000	53,783,477
Total United States Treasury Notes/Bonds (cost $1,399,009,683)		1,310,474,223
Common Stocks– 55.2%
Aerospace & Defense – 1.2%
General Dynamics Corp	252,122	55,781,992
L3Harris Technologies Inc	145,887	35,260,888
		91,042,880
Air Freight & Logistics – 1.1%
United Parcel Service Inc	460,144	83,994,686
Banks – 1.7%
Bank of America Corp	2,603,978	81,061,835
JPMorgan Chase & Co	411,137	46,298,138
		127,359,973
Beverages – 1.1%
Constellation Brands Inc	92,453	21,547,096
Monster Beverage Corp*	679,001	62,943,393
		84,490,489
Biotechnology – 1.2%
AbbVie Inc	583,427	89,357,679
Capital Markets – 2.4%
Charles Schwab Corp	427,572	27,013,999
CME Group Inc	247,316	50,625,585
Goldman Sachs Group Inc	117,254	34,826,783
Morgan Stanley	871,381	66,277,239
		178,743,606
Chemicals – 0.3%
Corteva Inc	390,572	21,145,568
Communications Equipment – 0.3%
Motorola Solutions Inc	121,835	25,536,616
Consumer Finance – 0.9%
American Express Co	453,460	62,858,625
Electrical Equipment – 0.3%
Rockwell Automation Inc	91,737	18,284,101
Electronic Equipment, Instruments & Components – 0.3%
Corning Inc	745,937	23,504,475
Entertainment – 0.7%
Walt Disney Co*	560,021	52,865,982
Food & Staples Retailing – 1.4%
Costco Wholesale Corp	153,948	73,784,197
Sysco Corp	333,342	28,237,401
		102,021,598
Food Products – 0.5%
Hershey Co	170,269	36,635,078

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies – 2.3%
Abbott Laboratories	594,775	$64,622,304
Align Technology Inc*	74,931	17,733,920
Edwards Lifesciences Corp*	183,157	17,416,399
IDEXX Laboratories Inc*	41,351	14,503,036
Intuitive Surgical Inc*	70,724	14,195,014
Medtronic PLC	232,693	20,884,197
Stryker Corp	108,209	21,526,016
		170,880,886
Health Care Providers & Services – 2.3%
UnitedHealth Group Inc	327,076	167,996,046
Hotels, Restaurants & Leisure – 2.3%
Hilton Worldwide Holdings Inc	342,965	38,220,020
McDonald's Corp	348,690	86,084,587
Starbucks Corp	637,704	48,714,209
		173,018,816
Household Products – 0.8%
Procter & Gamble Co	432,305	62,161,136
Industrial Conglomerates – 0.8%
Honeywell International Inc	321,982	55,963,691
Information Technology Services – 3.1%
Accenture PLC	149,004	41,370,961
Cognizant Technology Solutions Corp	270,410	18,249,971
Fidelity National Information Services Inc	376,218	34,487,904
Mastercard Inc	423,543	133,619,346
		227,728,182
Insurance – 1.3%
Progressive Corp/The	822,716	95,657,189
Interactive Media & Services – 3.1%
Alphabet Inc - Class C*	103,549	226,508,260
Internet & Direct Marketing Retail – 2.5%
Amazon.com Inc*	1,404,597	149,182,247
Booking Holdings Inc*	19,585	34,253,969
		183,436,216
Leisure Products – 0.4%
Hasbro Inc	364,294	29,828,393
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	123,091	66,872,878
Machinery – 1.7%
Deere & Co	235,386	70,491,045
Parker-Hannifin Corp	116,125	28,572,556
Trane Technologies PLC	186,952	24,279,456
		123,343,057
Media – 1.0%
Comcast Corp	1,923,052	75,460,560
Multiline Retail – 1.0%
Dollar General Corp	306,558	75,241,595
Oil, Gas & Consumable Fuels – 0.3%
ConocoPhillips	260,996	23,440,051
Personal Products – 0.5%
Estee Lauder Cos Inc	138,800	35,348,196
Pharmaceuticals – 2.4%
Eli Lilly & Co	288,168	93,432,711
Merck & Co Inc	673,402	61,394,060
Zoetis Inc	132,307	22,742,250
		177,569,021
Real Estate Management & Development – 0.2%
CBRE Group Inc*	236,609	17,416,788
Semiconductor & Semiconductor Equipment – 3.4%
Advanced Micro Devices Inc*	544,100	41,607,327

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
Lam Research Corp	186,909	$79,651,270
NVIDIA Corp	528,650	80,138,053
Texas Instruments Inc	340,947	52,386,507
		253,783,157
Software – 6.3%
Adobe Inc*	175,303	64,171,416
Cadence Design Systems Inc*	157,802	23,675,034
Microsoft Corp	1,396,011	358,537,505
ServiceNow Inc*	39,881	18,964,213
		465,348,168
Specialty Retail – 1.5%
Home Depot Inc	256,609	70,380,150
TJX Cos Inc	701,506	39,179,110
		109,559,260
Technology Hardware, Storage & Peripherals – 3.1%
Apple Inc	1,695,068	231,749,697
Textiles, Apparel & Luxury Goods – 0.6%
NIKE Inc - Class B	431,643	44,113,915
Total Common Stocks (cost $2,569,361,442)		4,090,266,514
Investment Companies– 7.3%
Money Markets – 7.3%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $538,274,410)	538,234,543	538,288,367
Total Investments (total cost $6,434,601,580) – 104.3%		7,729,838,322
Liabilities, net of Cash, Receivables and Other Assets – (4.3)%		(315,400,085)
Net Assets – 100%		$7,414,438,237

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,649,378,273	99.0%
Australia	26,904,120	0.3
Canada	18,568,803	0.2
Ireland	8,178,018	0.1
United Kingdom	7,510,269	0.1
South Korea	7,427,759	0.1
France	6,097,160	0.1
Taiwan	4,785,705	0.1
Israel	988,215	0.0

Total	$7,729,838,322	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 7.3%
Money Markets - 7.3%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$1,047,582	$(989)	$8,691	$538,288,367

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 7.3%
Money Markets - 7.3%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	350,908,893	1,167,736,618	(980,364,846)	538,288,367

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	633	9/30/22	$75,030,281	$(924,774)
5 Year US Treasury Note	1,299	10/5/22	145,812,750	1,027,158
Ultra Long Term US Treasury Bond	486	9/30/22	75,011,063	(1,017,877)
Total - Futures Long				(915,493)
Futures Short:
2 Year US Treasury Note	537	10/5/22	(112,778,391)	(17,570)
Ultra 10-Year Treasury Note	281	9/30/22	(35,792,375)	159,369
Total - Futures Short				141,799
Total				$(773,694)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2022

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 1,186,527

Liability Derivatives:
*Futures contracts	$ 1,960,221

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$(14,192,167)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (773,694)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended June 30, 2022

Futures contracts:
Average notional amount of contracts - long	$372,945,621
Average notional amount of contracts - short	56,081,536

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).
Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2022 is $644,869,435, which represents 8.7% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

22	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$490,757,001	$-
Corporate Bonds	-	685,992,659	-
Mortgage-Backed Securities	-	614,059,558	-
United States Treasury Notes/Bonds	-	1,310,474,223	-
Common Stocks	4,090,266,514	-	-
Investment Companies	-	538,288,367	-
Total Investments in Securities	$4,090,266,514	$3,639,571,808	$-
Other Financial Instruments(a):
Futures Contracts	1,186,527	-	-
Total Assets	$4,091,453,041	$3,639,571,808	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$1,960,221	$-	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Aspen Series	23

Janus Henderson VIT Balanced Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2022

Assets:
Unaffiliated investments, at value (cost $5,896,327,170)	$7,191,549,955
Affiliated investments, at value (cost $538,274,410)	538,288,367
Cash	1,961,908
Deposits with brokers for futures	7,480,000
Variation margin receivable on futures contracts	2,527,589
Trustees' deferred compensation	216,692
Receivables:
Investments sold	78,110,959
TBA investments sold	18,634,688
Interest	13,521,956
Portfolio shares sold	3,824,864
Dividends	2,393,788
Dividends from affiliates	452,593
Other assets	23,351
Total Assets	7,858,986,710
Liabilities:
Variation margin payable on futures contracts	391,561
Payables:	—
TBA investments purchased	357,069,848
Investments purchased	79,246,279
Advisory fees	3,389,870
Portfolio shares repurchased	2,114,210
12b-1 Distribution and shareholder servicing fees	1,457,046
Transfer agent fees and expenses	316,814
Trustees' deferred compensation fees	216,692
Trustees' fees and expenses	32,848
Professional fees	31,915
Affiliated portfolio administration fees payable	15,408
Custodian fees	14,484
Accrued expenses and other payables	251,498
Total Liabilities	444,548,473
Net Assets	$7,414,438,237
Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,198,401,231
Total distributable earnings (loss)	1,216,037,006
Total Net Assets	$7,414,438,237
Net Assets - Institutional Shares	$401,229,679
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,022,197
Net Asset Value Per Share	$40.03
Net Assets - Service Shares	$7,013,208,558
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	165,200,249
Net Asset Value Per Share	$42.45

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2022

Investment Income:
Interest	$33,565,649
Dividends	28,380,531
Dividends from affiliates	1,047,582
Other income	496,492
Foreign tax withheld	(14,075)
Total Investment Income	63,476,179
Expenses:
Advisory fees	21,683,188
12b-1 Distribution and shareholder servicing fees:
Service Shares	9,297,777
Transfer agent administrative fees and expenses:
Institutional Shares	110,899
Service Shares	1,860,300
Other transfer agent fees and expenses:
Institutional Shares	5,808
Service Shares	45,804
Affiliated portfolio administration fees	98,560
Trustees’ fees and expenses	72,923
Professional fees	51,058
Custodian fees	26,959
Registration fees	13,540
Shareholder reports expense	5,074
Other expenses	250,547
Total Expenses	33,522,437
Net Investment Income/(Loss)	29,953,742
Net Realized Gain/(Loss) on Investments:
Investments	(49,236,011)
Investments in affiliates	(989)
Futures contracts	(14,192,167)
Total Net Realized Gain/(Loss) on Investments	(63,429,167)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(1,499,478,267)
Investments in affiliates	8,691
Futures contracts	(773,694)
Total Change in Unrealized Net Appreciation/Depreciation	(1,500,243,270)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,533,718,695)

See Notes to Financial Statements.

Janus Aspen Series	25

Janus Henderson VIT Balanced Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2022 (unaudited)	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$29,953,742	$50,882,786
Net realized gain/(loss) on investments	(63,429,167)	220,673,093
Change in unrealized net appreciation/depreciation	(1,500,243,270)	930,398,365
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,533,718,695)	1,201,954,244
Dividends and Distributions to Shareholders:
Institutional Shares	(15,047,104)	(8,179,514)
Service Shares	(239,656,589)	(101,407,088)
Net Decrease from Dividends and Distributions to Shareholders	(254,703,693)	(109,586,602)
Capital Share Transactions:
Institutional Shares	(10,425,394)	(20,391,789)
Service Shares	427,772,676	1,032,205,990
Net Increase/(Decrease) from Capital Share Transactions	417,347,282	1,011,814,201
Net Increase/(Decrease) in Net Assets	(1,371,075,106)	2,104,181,843
Net Assets:
Beginning of period	8,785,513,343	6,681,331,500
End of period	$7,414,438,237	$8,785,513,343

See Notes to Financial Statements.

26	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$50.23	$43.58	$39.48	$33.75	$35.27	$30.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.42	0.61	0.74	0.66	0.64
Net realized and unrealized gain/(loss)	(8.86)	7.03	4.86	6.74	(0.42)	4.92
Total from Investment Operations	(8.64)	7.45	5.47	7.48	0.24	5.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.43)	(0.73)	(0.72)	(0.77)	(0.54)
Distributions (from capital gains)	(1.33)	(0.37)	(0.64)	(1.03)	(0.99)	(0.07)
Total Dividends and Distributions	(1.56)	(0.80)	(1.37)	(1.75)	(1.76)	(0.61)
Net Asset Value, End of Period	$40.03	$50.23	$43.58	$39.48	$33.75	$35.27
Total Return*	(17.18)%	17.22%	14.31%	22.59%	0.68%	18.43%
Net Assets, End of Period (in thousands)	$401,230	$512,742	$464,280	$446,026	$402,796	$429,403
Average Net Assets for the Period (in thousands)	$452,940	$484,461	$430,893	$426,775	$429,843	$417,575
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.62%	0.62%	0.62%	0.63%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.62%	0.62%	0.62%	0.63%	0.63%
Ratio of Net Investment Income/(Loss)	0.98%	0.91%	1.54%	1.99%	1.85%	1.94%
Portfolio Turnover Rate(2)	40%	56%	80%	79%	97%	67%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Aspen Series	27

Janus Henderson VIT Balanced Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$53.15	$46.11	$41.70	$35.59	$37.09	$31.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.32	0.54	0.68	0.60	0.58
Net realized and unrealized gain/(loss)	(9.37)	7.42	5.15	7.11	(0.44)	5.17
Total from Investment Operations	(9.19)	7.74	5.69	7.79	0.16	5.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.33)	(0.64)	(0.65)	(0.67)	(0.48)
Distributions (from capital gains)	(1.33)	(0.37)	(0.64)	(1.03)	(0.99)	(0.07)
Total Dividends and Distributions	(1.51)	(0.70)	(1.28)	(1.68)	(1.66)	(0.55)
Net Asset Value, End of Period	$42.45	$53.15	$46.11	$41.70	$35.59	$37.09
Total Return*	(17.27)%	16.91%	14.05%	22.27%	0.43%	18.13%
Net Assets, End of Period (in thousands)	$7,013,209	$8,272,771	$6,217,051	$4,845,966	$3,445,696	$2,887,613
Average Net Assets for the Period (in thousands)	$7,594,075	$7,144,785	$5,239,258	$4,109,486	$3,235,435	$2,523,514
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.86%	0.87%	0.87%	0.88%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.86%	0.87%	0.87%	0.88%	0.88%
Ratio of Net Investment Income/(Loss)	0.74%	0.65%	1.28%	1.74%	1.62%	1.69%
Portfolio Turnover Rate(2)	40%	56%	80%	79%	97%	67%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2022 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

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• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is

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Notes to Financial Statements (unaudited)

reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all

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EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings.

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In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss. To facilitate TBA commitments, the Portfolio will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Portfolio to also post collateral. These collateral requirements may increase costs associated with the Portfolio’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the

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Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $26,340 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $226,926 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

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Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2022, the Portfolio engaged in cross trades amounting to $434,516 in purchases and $24,963,407 in sales, resulting in a net realized loss of $197,092. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,462,666,991	$1,642,690,686	$(375,519,355)	$ 1,267,171,331

Information on the tax components of derivatives as of June 30, 2022 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 1,186,527	$ (1,960,221)	$ (773,694)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended June 30, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	341,966	$ 15,447,581	790,610	$ 37,146,075
Reinvested dividends and distributions	379,020	15,047,104	174,782	8,179,514
Shares repurchased	(906,701)	(40,920,079)	(1,409,934)	(65,717,378)
Net Increase/(Decrease)	(185,715)	$ (10,425,394)	(444,542)	$ (20,391,789)
Service Shares:
Shares sold	8,210,614	$394,989,057	24,312,111	$1,203,520,484
Reinvested dividends and distributions	5,692,556	239,656,589	2,050,503	101,407,088
Shares repurchased	(4,343,778)	(206,872,970)	(5,557,696)	(272,721,582)
Net Increase/(Decrease)	9,559,392	$427,772,676	20,804,918	$1,032,205,990

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,355,006,506	$1,722,984,373	$ 1,687,707,086	$ 1,346,189,858

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings
The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

44	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

Janus Aspen Series	45

Janus Henderson VIT Balanced Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

46	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

Janus Aspen Series	47

Janus Henderson VIT Balanced Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	JUNE 30, 2022

Janus Henderson VIT Balanced Portfolio

Notes

NotesPage1

Janus Aspen Series	49

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-24-81113 08-22

SEMIANNUAL REPORT June 30, 2022

Janus Henderson VIT Enterprise Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Enterprise Portfolio

PORTFOLIO SNAPSHOT

By taking a moderate approach to an asset class with potential for rapid growth, this mid-cap growth fund has demonstrated lower volatility than the index. Unlike other competitor products that focus on short-term growth rates, this strategy seeks to invest in companies that exhibit sustainable and durable growth.

Philip Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
LPL Financial Holdings Inc	3.83%	1.26%	Ceridian HCM Holding Inc	1.18%	-0.40%
WR Berkley Corp	2.48%	1.07%	Wayfair Inc - Class A	0.53%	-0.30%
Intact Financial Corp	2.58%	0.85%	Redfin Corp	0.25%	-0.22%
Amdocs Ltd	2.17%	0.77%	Illumina Inc	0.66%	-0.19%
L3Harris Technologies Inc	1.77%	0.63%	Boston Scientific Corp	2.60%	0.43%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Financials	3.59%	12.94%	5.42%
	Information Technology	3.34%	36.18%	33.90%
	Health Care	1.13%	17.16%	16.88%
	Other**	1.09%	3.77%	0.00%
	Communication Services	1.05%	2.06%	3.21%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Energy	-0.55%	1.82%	2.66%
	Consumer Staples	-0.47%	0.00%	2.16%
	Real Estate	-0.12%	1.58%	2.47%
	Materials	-0.01%	0.98%	2.17%
	Utilities	0.40%	1.66%	0.17%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
LPL Financial Holdings Inc
Capital Markets	4.2%
ON Semiconductor Corp
Semiconductor & Semiconductor Equipment	2.9%
Intact Financial Corp
Insurance	2.9%
Constellation Software Inc/Canada
Software	2.9%
SS&C Technologies Holdings Inc
Software	2.9%
15.8%

Asset Allocation - (% of Net Assets)
Common Stocks	96.2%
Investment Companies	3.8%
Investments Purchased with Cash Collateral from Securities Lending	0.4%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of December 31, 2021

2	JUNE 30, 2022

Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-20.02%	-14.65%	10.92%	13.72%	10.83%	0.71%
Service Shares	-20.12%	-14.85%	10.65%	13.44%	10.55%	0.96%
Russell Midcap Growth Index	-31.00%	-29.57%	8.88%	11.50%	9.41%
Morningstar Quartile - Institutional Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	41/597	73/531	21/490	17/149

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Aspen Series	3

Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2022

Janus Henderson VIT Enterprise Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Institutional Shares	$1,000.00	$799.80	$3.17	$1,000.00	$1,021.27	$3.56	0.71%
Service Shares	$1,000.00	$798.80	$4.24	$1,000.00	$1,020.08	$4.76	0.95%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares		Value
Common Stocks– 96.2%
Aerospace & Defense – 3.5%
L3Harris Technologies Inc	103,768	$25,080,726
Teledyne Technologies Inc*	59,313	22,248,899
		47,329,625
Airlines – 0.8%
Ryanair Holdings PLC (ADR)*	153,714	10,337,267
Auto Components – 0.4%
Visteon Corp*	59,245	6,136,597
Banks – 0.5%
SVB Financial Group*	16,194	6,396,468
Biotechnology – 2.8%
Abcam PLC (ADR)*,#	232,105	3,356,238
Ascendis Pharma A/S (ADR)*	80,014	7,438,101
BioMarin Pharmaceutical Inc*	139,878	11,591,690
Neurocrine Biosciences Inc*	90,809	8,852,061
Sarepta Therapeutics Inc*	85,294	6,393,638
		37,631,728
Capital Markets – 6.0%
Cboe Global Markets Inc	119,203	13,492,588
Charles Schwab Corp	78,462	4,957,229
LPL Financial Holdings Inc	310,490	57,279,195
MSCI Inc	14,784	6,093,226
		81,822,238
Chemicals – 0.4%
Corteva Inc	104,329	5,648,372
Commercial Services & Supplies – 1.9%
Cimpress PLC*	153,837	5,984,259
Rentokil Initial PLC	355,226	2,051,900
Ritchie Bros Auctioneers Inc#	273,274	17,779,206
		25,815,365
Containers & Packaging – 1.0%
Sealed Air Corp	233,583	13,482,411
Diversified Consumer Services – 1.5%
Frontdoor Inc*	277,157	6,673,941
Terminix Global Holdings Inc*	342,265	13,913,072
		20,587,013
Electric Utilities – 1.2%
Alliant Energy Corp	278,013	16,294,342
Electrical Equipment – 2.2%
Regal Beloit Corp	55,756	6,329,421
Sensata Technologies Holding PLC	585,272	24,177,586
		30,507,007
Electronic Equipment, Instruments & Components – 5.4%
Dolby Laboratories Inc	87,987	6,296,350
Flex Ltd*	1,419,808	20,544,622
National Instruments Corp	469,278	14,655,552
TE Connectivity Ltd	277,794	31,432,391
		72,928,915
Entertainment – 1.7%
Liberty Media Corp-Liberty Formula One*	373,112	23,681,419
Equity Real Estate Investment Trusts (REITs) – 1.2%
Lamar Advertising Co	193,185	16,994,484
Health Care Equipment & Supplies – 8.7%
Boston Scientific Corp*	960,291	35,790,046
Cooper Cos Inc	49,546	15,513,844
Dentsply Sirona Inc	340,229	12,156,382
ICU Medical Inc*	100,731	16,559,169
STERIS PLC	79,928	16,477,157

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
Teleflex Inc	87,527	$21,518,513
		118,015,111
Hotels, Restaurants & Leisure – 1.7%
Aramark	421,365	12,906,410
Entain PLC*	661,118	10,017,793
		22,924,203
Information Technology Services – 11.2%
Amdocs Ltd	417,241	34,760,348
Broadridge Financial Solutions Inc	143,764	20,493,558
Fidelity National Information Services Inc	212,909	19,517,368
Global Payments Inc	158,941	17,585,232
GoDaddy Inc*	450,910	31,365,300
WEX Inc*	179,029	27,849,751
		151,571,557
Insurance – 7.0%
Aon PLC - Class A	38,839	10,474,102
Intact Financial Corp	283,230	39,955,897
Ryan Specialty Group Holdings Inc - Class A*	241,036	9,446,201
WR Berkley Corp	521,767	35,615,815
		95,492,015
Internet & Direct Marketing Retail – 0.3%
Wayfair Inc - Class A*,#	79,038	3,442,895
Life Sciences Tools & Services – 3.9%
Avantor Inc*	636,333	19,789,956
Illumina Inc*	45,830	8,449,219
PerkinElmer Inc	105,042	14,939,073
Waters Corp*	28,331	9,376,994
		52,555,242
Machinery – 2.6%
Ingersoll Rand Inc	434,657	18,290,367
Wabtec Corp	208,305	17,097,674
		35,388,041
Multiline Retail – 0.5%
Dollar Tree Inc*	40,877	6,370,680
Oil, Gas & Consumable Fuels – 2.0%
Magellan Midstream Partners LP	572,477	27,341,502
Pharmaceuticals – 2.2%
Catalent Inc*	180,081	19,320,891
Elanco Animal Health Inc*	513,299	10,076,059
		29,396,950
Professional Services – 0.2%
Upwork Inc*	144,106	2,980,112
Real Estate Management & Development – 0.1%
Redfin Corp*	235,651	1,941,764
Road & Rail – 2.5%
JB Hunt Transport Services Inc	212,231	33,420,016
Semiconductor & Semiconductor Equipment – 7.9%
KLA Corp	87,803	28,016,181
Lam Research Corp	20,040	8,540,046
Microchip Technology Inc	303,967	17,654,403
NXP Semiconductors NV	92,221	13,651,475
ON Semiconductor Corp*	795,362	40,014,662
		107,876,767
Software – 10.2%
Atlassian Corp PLC - Class A*	38,582	7,230,267
Ceridian HCM Holding Inc*	307,042	14,455,537
Constellation Software Inc/Canada	26,832	39,838,744
Dynatrace Inc*	214,373	8,454,871

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares		Value
Common Stocks– (continued)
Software– (continued)
j2 Global Inc*	99,199	$7,393,302
Nice Ltd (ADR)*	91,914	17,688,849
SS&C Technologies Holdings Inc	674,596	39,173,790
Topicus.com Inc*	65,401	3,690,812
		137,926,172
Specialty Retail – 2.4%
Burlington Stores Inc*	56,614	7,712,525
CarMax Inc*	280,993	25,424,247
		33,136,772
Textiles, Apparel & Luxury Goods – 0.9%
Gildan Activewear Inc	443,659	12,768,506
Trading Companies & Distributors – 1.4%
Ferguson PLC	167,800	18,577,138
Total Common Stocks (cost $907,880,836)		1,306,718,694
Investment Companies– 3.8%
Money Markets – 3.8%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $51,443,358)	51,438,695	51,443,839
Investments Purchased with Cash Collateral from Securities Lending– 0.4%
Investment Companies – 0.4%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£((cost $4,662,618)	4,662,618	4,662,618
Total Investments (total cost $963,986,812) – 100.4%		1,362,825,151
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(5,002,790)
Net Assets – 100%		$1,357,822,361

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,190,671,571	87.4%
Canada	114,033,165	8.4
Israel	17,688,849	1.3
United Kingdom	15,425,931	1.1
Ireland	10,337,267	0.8
Denmark	7,438,101	0.5
Australia	7,230,267	0.5

Total	$1,362,825,151	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 3.8%
Money Markets - 3.8%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$114,341	$(256)	$481	$51,443,839
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	3,968∆	-	-	4,662,618
Total Affiliated Investments - 4.2%	$118,309	$(256)	$481	$56,106,457

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 3.8%
Money Markets - 3.8%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	62,157,557	116,404,222	(127,118,165)	51,443,839
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	358,400	62,746,606	(58,442,388)	4,662,618

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Canadian Dollar	9/22/22	(7,426,000)	$5,747,311	$(23,607)
Euro	9/22/22	(1,729,000)	1,840,514	17,908

				(5,699)
Citibank, National Association:
Canadian Dollar	9/22/22	(10,675,000)	8,260,786	(35,007)
Euro	9/22/22	(2,880,000)	3,066,238	30,318

				(4,689)
HSBC Securities (USA), Inc.:
Canadian Dollar	9/22/22	(10,211,000)	7,904,915	(30,293)
Euro	9/22/22	330,000	(347,838)	28
Euro	9/22/22	139,000	(147,266)	(740)
Euro	9/22/22	(2,880,400)	3,066,840	30,498

				(507)
JPMorgan Chase Bank, National Association:
Canadian Dollar	9/22/22	(11,776,000)	9,118,096	(33,309)
Euro	9/22/22	(3,663,400)	3,899,241	37,508

				4,199
State Street Bank and Trust Company:
Canadian Dollar	9/22/22	(8,426,000)	6,524,805	(23,237)
Euro	9/22/22	(2,264,000)	2,409,996	23,425

				188
Total				$(6,508)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$139,685

Liability Derivatives:
Forward foreign currency exchange contracts	$146,193

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2022

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 3,514,752

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(1,328,554)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended June 30, 2022

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$13,517,090
Average amounts sold - in USD	67,371,824

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$17,908	$(17,908)	$—	$—
Citibank, National Association	30,318	(30,318)	—	—
HSBC Securities (USA), Inc.	30,526	(30,526)	—	—
JPMorgan Chase Bank, National Association	2,986,495	(33,309)	(2,948,987)	4,199
State Street Bank and Trust Company	23,425	(23,237)	—	188

Total	$3,088,672	$(135,298)	$(2,948,987)	$4,387

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$23,607	$(17,908)	$—	$5,699
Citibank, National Association	35,007	(30,318)	—	4,689
HSBC Securities (USA), Inc.	31,033	(30,526)	—	507
JPMorgan Chase Bank, National Association	33,309	(33,309)	—	—
State Street Bank and Trust Company	23,237	(23,237)	—	—

Total	$146,193	$(135,298)	$—	$10,895
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,306,718,694	$-	$-
Investment Companies	-	51,443,839	-
Investments Purchased with Cash Collateral from Securities Lending	-	4,662,618	-
Total Investments in Securities	$1,306,718,694	$56,106,457	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	139,685	-
Total Assets	$1,306,718,694	$56,246,142	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$146,193	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

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Janus Henderson VIT Enterprise Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2022

Assets:
Unaffiliated investments, at value (cost $907,880,836)(1)	$1,306,718,694
Affiliated investments, at value (cost $56,105,976)	56,106,457
Forward foreign currency exchange contracts	139,685
Cash denominated in foreign currency (cost $29,689)	29,689
Trustees' deferred compensation	39,700
Receivables:
Investments sold	3,412,551
Dividends	768,917
Portfolio shares sold	419,493
Dividends from affiliates	44,072
Foreign tax reclaims	31,113
Other assets	20,830
Total Assets	1,367,731,201
Liabilities:
Due to custodian	1,285
Collateral for securities loaned (Note 3)	4,662,618
Forward foreign currency exchange contracts	146,193
Payables:	—
Investments purchased	2,398,163
Portfolio shares repurchased	1,305,238
Advisory fees	734,085
12b-1 Distribution and shareholder servicing fees	165,701
Transfer agent fees and expenses	59,579
Trustees' deferred compensation fees	39,700
Professional fees	26,036
Custodian fees	8,472
Trustees' fees and expenses	6,466
Affiliated portfolio administration fees payable	2,867
Accrued expenses and other payables	352,437
Total Liabilities	9,908,840
Net Assets	$1,357,822,361
Net Assets Consist of:
Capital (par value and paid-in surplus)	$911,044,597
Total distributable earnings (loss)	446,777,764
Total Net Assets	$1,357,822,361
Net Assets - Institutional Shares	$572,401,846
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,646,793
Net Asset Value Per Share	$66.20
Net Assets - Service Shares	$785,420,515
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,132,884
Net Asset Value Per Share	$59.81

(1) Includes $2,948,987 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson VIT Enterprise Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2022

Investment Income:
Dividends	$6,926,919
Dividends from affiliates	114,341
Affiliated securities lending income, net	3,968
Unaffiliated securities lending income, net	686
Foreign tax withheld	(148,160)
Total Investment Income	6,897,754
Expenses:
Advisory fees	4,858,556
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,102,586
Transfer agent administrative fees and expenses:
Institutional Shares	158,794
Service Shares	220,781
Other transfer agent fees and expenses:
Institutional Shares	8,439
Service Shares	5,807
Shareholder reports expense	28,302
Professional fees	22,935
Affiliated portfolio administration fees	18,979
Custodian fees	18,275
Registration fees	16,271
Trustees’ fees and expenses	13,625
Other expenses	67,037
Total Expenses	6,540,387
Net Investment Income/(Loss)	357,367
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	39,891,530
Investments in affiliates	(256)
Forward foreign currency exchange contracts	3,514,752
Total Net Realized Gain/(Loss) on Investments	43,406,026
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(392,094,332)
Investments in affiliates	481
Forward foreign currency exchange contracts	(1,328,554)
Total Change in Unrealized Net Appreciation/Depreciation	(393,422,405)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(349,659,012)

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Enterprise Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2022 (unaudited)	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$357,367	$1,333,781
Net realized gain/(loss) on investments	43,406,026	258,119,337
Change in unrealized net appreciation/depreciation	(393,422,405)	10,508,808
Net Increase/(Decrease) in Net Assets Resulting from Operations	(349,659,012)	269,961,926
Dividends and Distributions to Shareholders:
Institutional Shares	(101,837,326)	(68,341,267)
Service Shares	(150,632,250)	(91,137,615)
Net Decrease from Dividends and Distributions to Shareholders	(252,469,576)	(159,478,882)
Capital Share Transactions:
Institutional Shares	83,574,584	(83,126,445)
Service Shares	100,002,045	58,655,138
Net Increase/(Decrease) from Capital Share Transactions	183,576,629	(24,471,307)
Net Increase/(Decrease) in Net Assets	(418,551,959)	86,011,737
Net Assets:
Beginning of period	1,776,374,320	1,690,362,583
End of period	$1,357,822,361	$1,776,374,320

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$100.51	$94.21	$85.46	$67.02	$70.65	$59.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.22	0.20	0.29	0.21	0.11
Net realized and unrealized gain/(loss)	(20.12)	14.99	14.53	23.06	(0.16)	15.67
Total from Investment Operations	(20.04)	15.21	14.73	23.35	0.05	15.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.33)	(0.06)	(0.16)	(0.18)	(0.17)
Distributions (from capital gains)	(14.10)	(8.58)	(5.92)	(4.75)	(3.50)	(4.23)
Total Dividends and Distributions	(14.27)	(8.91)	(5.98)	(4.91)	(3.68)	(4.40)
Net Asset Value, End of Period	$66.20	$100.51	$94.21	$85.46	$67.02	$70.65
Total Return*	(20.02)%	16.83%	19.47%	35.48%	(0.41)%	27.42%
Net Assets, End of Period (in thousands)	$572,402	$736,679	$768,141	$791,044	$577,477	$618,750
Average Net Assets for the Period (in thousands)	$648,592	$763,345	$699,442	$707,052	$641,390	$556,940
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.71%	0.72%	0.72%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.71%	0.72%	0.72%	0.72%	0.73%
Ratio of Net Investment Income/(Loss)	0.19%	0.22%	0.25%	0.37%	0.29%	0.17%
Portfolio Turnover Rate	8%	17%	16%	14%	14%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$92.49	$87.46	$79.93	$63.00	$66.67	$56.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.03)	—(2)	0.09	0.03	(0.05)
Net realized and unrealized gain/(loss)	(18.50)	13.87	13.45	21.63	(0.12)	14.82
Total from Investment Operations	(18.52)	13.84	13.45	21.72	(0.09)	14.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.23)	—	(0.04)	(0.08)	(0.09)
Distributions (from capital gains)	(14.10)	(8.58)	(5.92)	(4.75)	(3.50)	(4.23)
Total Dividends and Distributions	(14.16)	(8.81)	(5.92)	(4.79)	(3.58)	(4.32)
Net Asset Value, End of Period	$59.81	$92.49	$87.46	$79.93	$63.00	$66.67
Total Return*	(20.12)%	16.54%	19.18%	35.14%	(0.65)%	27.09%
Net Assets, End of Period (in thousands)	$785,421	$1,039,696	$922,221	$821,408	$588,973	$555,550
Average Net Assets for the Period (in thousands)	$901,929	$987,585	$773,949	$734,274	$612,433	$489,237
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.96%	0.97%	0.97%	0.97%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.96%	0.97%	0.97%	0.97%	0.98%
Ratio of Net Investment Income/(Loss)	(0.06)%	(0.03)%	0.00%(3)	0.12%	0.04%	(0.08)%
Portfolio Turnover Rate	8%	17%	16%	14%	14%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Aspen Series	19

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2022 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result,

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Notes to Financial Statements (unaudited)

the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

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Notes to Financial Statements (unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to

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restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022” table located in the Portfolio’s Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit,

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Notes to Financial Statements (unaudited)

time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or

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Notes to Financial Statements (unaudited)

105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,948,987. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $4,662,618, resulting in the net amount due to the counterparty of $1,713,631.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $26,340 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability,

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Notes to Financial Statements (unaudited)

“Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $226,926 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 958,436,339	$482,319,053	$(77,930,241)	$ 404,388,812

Information on the tax components of derivatives as of June 30, 2022 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 139,685	$ (146,193)	$ (6,508)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended June 30, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	398,149	$ 36,009,249	602,536	$ 58,816,227
Reinvested dividends and distributions	1,528,171	101,837,326	729,518	68,341,267
Shares repurchased	(609,235)	(54,271,991)	(2,155,678)	(210,283,939)
Net Increase/(Decrease)	1,317,085	$ 83,574,584	(823,624)	$ (83,126,445)
Service Shares:
Shares sold	625,549	$ 50,694,203	1,570,572	$142,157,316
Reinvested dividends and distributions	2,501,781	150,632,250	1,055,689	91,137,615
Shares repurchased	(1,235,550)	(101,324,408)	(1,929,413)	(174,639,793)
Net Increase/(Decrease)	1,891,780	$100,002,045	696,848	$ 58,655,138

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$119,128,706	$ 167,269,808	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

Janus Aspen Series	37

Janus Henderson VIT Enterprise Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38	JUNE 30, 2022

Janus Henderson VIT Enterprise Portfolio

Notes

NotesPage1

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Janus Henderson VIT Enterprise Portfolio

Notes

NotesPage2

40	JUNE 30, 2022

Janus Henderson VIT Enterprise Portfolio

Notes

NotesPage3

Janus Aspen Series	41

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-24-81116 08-22

SEMIANNUAL REPORT June 30, 2022

Janus Henderson VIT Flexible Bond Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Flexible Bond Portfolio

PORTFOLIO SNAPSHOT

This dynamic core bond portfolio leverages a bottom-up, fundamentally driven investment process designed to generate risk-adjusted outperformance and capital preservation. Throughout its 25-year history, the portfolio has utilized an active and flexible approach to manage across a variety of market and rate cycles.

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	2.43%	2.46%
Service Shares	2.18%	2.20%
Weighted Average Maturity		8.0 Years
Average Effective Duration**		6.1 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	24.9%
AA	32.0%
A	6.3%
BBB	14.1%
BB	2.9%
B	0.3%
Not Rated	18.0%
Other	1.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
United States Treasury Notes/Bonds	32.3%
Mortgage-Backed Securities	22.6%
Asset-Backed/Commercial Mortgage-Backed Securities	22.1%
Corporate Bonds	21.3%
Investment Companies	12.7%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	(11.2)%
100.0%

Janus Aspen Series	1

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	-10.83%	-10.56%	1.36%	2.01%	5.53%	0.59%	0.57%
Service Shares	-11.02%	-10.87%	1.10%	1.75%	5.29%	0.84%	0.82%
Bloomberg U.S. Aggregate Bond Index	-10.35%	-10.29%	0.88%	1.54%	4.50%
Morningstar Quartile - Institutional Shares	-	2nd	1st	2nd	1st
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	-	159/611	109/559	198/483	7/175

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 29, 2022.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

2	JUNE 30, 2022

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for indexfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Aspen Series	3

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Institutional Shares	$1,000.00	$891.70	$2.72	$1,000.00	$1,021.92	$2.91	0.58%
Service Shares	$1,000.00	$889.80	$3.89	$1,000.00	$1,020.68	$4.16	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

4	JUNE 30, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 22.1%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 2.0710%, 9/15/34 (144A)‡	$629,029	$615,595
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	346,779	339,669
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	600,461	594,948
ACM Auto Trust 2022-1A A, 3.2300%, 4/20/29 (144A)	693,489	781,816
Affirm Asset Securitization Trust 2020-Z2 A, 1.9000%, 1/15/25 (144A)	144,962	141,941
Affirm Asset Securitization Trust 2021-A A, 0.8800%, 8/15/25 (144A)	723,000	713,889
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	801,000	760,247
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	113,234	111,570
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	97,659	95,640
Angel Oak Mortgage Trust I LLC 2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	239,515	230,186
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	210,003	199,252
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	437,324	403,878
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	481,435	481,180
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	820,470	802,002
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	260,123	259,985
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	1,447,000	1,426,750
Barclays Commercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 2.1740%, 8/15/36 (144A)‡	443,000	434,070
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 2.6800%, 4/15/37 (144A)‡	2,104,000	2,058,601
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	309,000	278,547
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	614,000	542,164
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 2.2440%, 10/15/36 (144A)‡	1,489,700	1,465,431
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 2.4040%, 10/15/36 (144A)‡	444,550	437,606
BX Commercial Mortgage Trust 2020-VKNG A,
ICE LIBOR USD 1 Month + 0.9300%, 2.2540%, 10/15/37 (144A)‡	237,613	231,312
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 2.1250%, 2/15/36 (144A)‡	848,000	802,338
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 2.1250%, 2/15/36 (144A)‡	964,000	912,644
BX Commercial Mortgage Trust 2021-VINO A,
ICE LIBOR USD 1 Month + 0.6523%, 1.9763%, 5/15/38 (144A)‡	268,000	255,460
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 2.2740%, 9/15/36 (144A)‡	1,043,000	986,881
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 2.9740%, 9/15/36 (144A)‡	1,096,000	1,028,114
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	696,000	650,517
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	738,816	725,368
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 2.2427%, 1/20/35 (144A)‡	1,312,000	1,271,731
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 2.8127%, 1/20/35 (144A)‡	500,944	477,250
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	1,159,335	1,018,425
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	425,347	365,921
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	678,963	660,255
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 2.1257%, 2/25/50 (144A)‡	572,547	544,840
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 2.7840%, 1/23/35 (144A)‡	383,807	361,917
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	763,203	725,939
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 2.2240%, 11/15/37 (144A)‡	1,740,876	1,692,362

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	5

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 2.6240%, 11/15/37 (144A)‡	$774,597	$753,017
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 2.9740%, 11/15/37 (144A)‡	777,546	754,000
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	32,319	31,238
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	80,511	77,431
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	352,059	345,834
Connecticut Avenue Securities Trust 2014-C02 1M2,
ICE LIBOR USD 1 Month + 2.6000%, 4.2236%, 5/25/24‡	755,922	755,855
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 6.5236%, 11/25/24‡	43,557	44,949
Connecticut Avenue Securities Trust 2015-C02 1M2,
ICE LIBOR USD 1 Month + 4.0000%, 5.6236%, 5/25/25‡	121,665	121,803
Connecticut Avenue Securities Trust 2016-C06 1M2,
ICE LIBOR USD 1 Month + 4.2500%, 5.8736%, 4/25/29‡	271,629	283,275
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 5.1736%, 7/25/29‡	475,968	488,358
Connecticut Avenue Securities Trust 2017-C05 1M2,
ICE LIBOR USD 1 Month + 2.2000%, 3.8236%, 1/25/30‡	669,655	672,337
Connecticut Avenue Securities Trust 2017-C07 1M2,
ICE LIBOR USD 1 Month + 2.4000%, 4.0236%, 5/25/30‡	692,591	698,195
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 4.0236%, 4/25/31 (144A)‡	59,200	59,009
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 3.9236%, 8/25/31 (144A)‡	38,218	38,078
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 3.7736%, 9/25/31 (144A)‡	130,395	129,778
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 3.7236%, 10/25/39 (144A)‡	41,494	41,339
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 11/25/41 (144A)‡	1,922,000	1,718,123
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 2.5757%, 12/25/41 (144A)‡	711,000	631,486
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 4.0757%, 12/25/41 (144A)‡	2,186,000	1,750,606
Connecticut Avenue Securities Trust 2022-R02 2M2,
US 30 Day Average SOFR + 3.0000%, 3.9257%, 1/25/42 (144A)‡	804,000	739,458
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 3.0257%, 3/25/42 (144A)‡	1,634,734	1,604,163
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 3/25/42 (144A)‡	720,797	706,428
Connecticut Avenue Securities Trust 2022-R05 2M1,
US 30 Day Average SOFR + 1.9000%, 2.8257%, 4/25/42 (144A)‡	735,915	723,344
Connecticut Avenue Securities Trust 2022-R05 2M2,
US 30 Day Average SOFR + 3.0000%, 3.9257%, 4/25/42 (144A)‡	524,000	496,155
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 3.6977%, 5/25/42 (144A)‡	478,195	477,044
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	577,010	575,098
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	660,000	659,950
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 2.3040%, 5/15/36 (144A)‡	1,929,000	1,897,095
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 2.7540%, 5/15/36 (144A)‡	831,000	810,872
Credit Suisse Commercial Mortgage Trust 2020-UNFI,
ICE LIBOR USD 1 Month + 3.6682%, 4.7882%, 12/15/22 (144A)‡	453,000	442,661
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 5.2943%, 4/15/23 (144A)‡	913,942	887,130

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	$1,183,000	$1,015,916
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	1,054,745	1,026,714
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	1,365,568	1,239,367
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	545,000	545,528
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	580,000	545,772
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 2.4050%, 7/15/38 (144A)‡	633,104	618,236
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 2.7050%, 7/15/38 (144A)‡	407,492	394,439
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 6.6236%, 7/25/25‡	227,727	229,354
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 7.3236%, 4/25/28‡	241,046	254,642
Fannie Mae REMICS, 3.0000%, 5/25/48	1,032,673	986,959
Fannie Mae REMICS, 3.0000%, 11/25/49	1,008,927	975,747
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	3,562,295	3,176,439
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 3.5736%, 10/25/49 (144A)‡	31,227	30,970
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 12/25/50 (144A)‡	910,000	895,440
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 4.7736%, 9/25/50 (144A)‡	47,015	47,027
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 3.5257%, 11/25/50 (144A)‡	1,037,762	1,029,340
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 3.2257%, 8/25/33 (144A)‡	442,000	417,779
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 3.1757%, 8/25/33 (144A)‡	476,000	441,133
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 3.7292%, 6/25/42 (144A)‡	993,000	993,607
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 3.0257%, 3/25/42 (144A)‡	766,147	759,338
FREED ABS Trust 2019-2 C, 4.8600%, 11/18/26 (144A)	625,542	625,669
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	2,840,858	2,521,387
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 2.3580%, 12/15/36 (144A)‡	293,000	285,842
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 2.6580%, 12/15/36 (144A)‡	328,000	316,781
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 2.9570%, 12/15/36 (144A)‡	365,000	350,651
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	371,605	367,966
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	618,450	608,138
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 2.8840%, 1/23/35 (144A)‡	380,629	356,992
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	682,363	631,741
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	1,176,113	1,125,879
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	609,311	593,473
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	1,179,490	1,158,494
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 2.0240%, 3/15/38 (144A)‡	2,160,568	2,088,877
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 2.4240%, 3/15/38 (144A)‡	1,034,085	982,029
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 2.5739%, 5/15/39 (144A)‡	1,392,000	1,355,550
LUXE Commercial Mortgage Trust 2021-TRIP A,
ICE LIBOR USD 1 Month + 1.0500%, 2.3740%, 10/15/38 (144A)‡	351,000	336,778
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 3.1250%, 11/15/38 (144A)‡	333,000	316,537
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 3.3250%, 11/15/38 (144A)‡	338,000	320,570

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 4.4750%, 11/15/38 (144A)‡	$1,499,000	$1,409,029
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 5.3250%, 11/15/38 (144A)‡	943,000	882,173
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 1.8757%, 8/25/51 (144A)‡	754,064	713,674
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 1.8757%, 10/25/51 (144A)‡	979,644	927,036
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	877,798	746,690
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	1,936,122	1,714,906
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	985,000	939,108
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 2.1250%, 4/15/38 (144A)‡	1,980,503	1,915,191
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 2.6750%, 4/15/38 (144A)‡	954,704	904,959
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	594,000	559,664
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	447,000	439,172
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	590,372	585,038
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	883,008	875,276
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	234,783	234,543
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	250,868	236,169
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	772,019	699,094
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	750,684	687,420
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	536,534	530,975
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 1.7757%, 10/25/51 (144A)‡	1,084,136	1,014,031
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 1.4345%, 11/25/51 (144A)‡	1,111,928	1,043,336
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	1,154,842	1,020,775
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	2,240,274	1,988,339
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	1,047,785	893,731
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	2,257,498	1,997,362
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	957,610	841,517
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	716,172	691,923
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	547,700	532,697
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	1,172,344	1,108,631
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	2,272,595	2,170,460
Preston Ridge Partners Mortgage Trust 2021-RPL2 A1,
1.4550%, 10/25/51 (144A)‡	1,285,642	1,195,631
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	1,514,694	1,514,927
Provident Funding Mortgage Trust 2021-INV1 A1, 2.5000%, 8/25/51 (144A)‡	927,830	792,837
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.9138%, 1/20/35 (144A)‡	393,948	367,785
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	333,751	325,227
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	1,137,384	1,122,028
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	1,414,000	1,365,791
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	2,418,000	2,311,851
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	108,026	98,310
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	16,625	16,489
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	69,550	68,870
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 2.0548%, 11/15/38 (144A)‡	151,000	143,251

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	$561,000	$529,570
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	288,000	269,884
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	379,953	370,300
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	565,000	534,657
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	465,000	440,027
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	631,000	594,614
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	195,257	194,328
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	610,000	595,114
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 1.4845%, 8/25/51 (144A)‡	910,275	856,227
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	681,696	584,654
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	596,805	579,425
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	402,569	386,878
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	1,431,570	1,394,704
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	2,212,000	2,190,932
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	982,000	889,985
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	634,000	553,164
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 2.2240%, 7/15/39 (144A)‡	605,000	577,849
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	202,010	193,801
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 2.5860%, 1/18/37 (144A)‡	924,255	884,633
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 2.4740%, 2/15/40 (144A)‡	435,421	417,054
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	433,595	414,012
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	637,000	625,534
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 1.3845%, 7/25/51 (144A)‡	737,925	686,794
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $135,342,207)		127,657,507
Corporate Bonds– 21.3%
Banking – 7.6%
American Express Co, SOFR + 2.2550%, 4.9890%, 5/26/33‡	1,598,000	1,598,274
Banco Santander SA,
US Treasury Yield Curve Rate 1 Year + 2.0000%, 4.1750%, 3/24/28‡	2,200,000	2,099,196
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0600%, 3.5590%, 4/23/27‡	1,186,000	1,135,312
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	1,292,000	1,231,600
Bank of America Corp, SOFR + 1.5800%, 4.3760%, 4/27/28‡,#	1,809,000	1,780,908
Bank of America Corp, SOFR + 1.8300%, 4.5710%, 4/27/33‡	1,874,000	1,823,798
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	1,613,000	1,567,836
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	549,000	509,198
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	3,379,000	2,765,013
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	800,000	719,589
BNP Paribas SA, SOFR + 1.5610%, 3.1320%, 1/20/33 (144A)‡	672,000	562,576
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	668,000	621,674
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	877,000	814,164
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	152,000	141,857
Commonwealth Bank of Australia, 3.7840%, 3/14/32 (144A)	1,454,000	1,280,885
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	688,000	676,345
Goldman Sachs Group Inc, SOFR + 1.4100%, 3.1020%, 2/24/33‡	1,023,000	873,720
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	631,000	590,031
JPMorgan Chase & Co, SOFR + 1.3200%, 4.0800%, 4/26/26‡	507,000	500,676
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	1,936,000	1,888,859
JPMorgan Chase & Co, SOFR + 1.7500%, 4.5650%, 6/14/30‡	975,000	957,209
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	1,723,000	1,487,610
JPMorgan Chase & Co, SOFR + 1.2600%, 2.9630%, 1/25/33‡	2,346,000	2,013,715
JPMorgan Chase & Co, SOFR + 1.8000%, 4.5860%, 4/26/33‡	298,000	292,708
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	548,000	483,610
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	579,000	488,978
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	1,856,000	1,737,500

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡,#	$808,000	$717,229
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	2,545,000	2,181,201
Morgan Stanley, SOFR + 1.3600%, 2.4840%, 9/16/36‡	2,808,000	2,159,130
Morgan Stanley, SOFR + 2.6200%, 5.2970%, 4/20/37‡	2,317,000	2,243,781
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	2,832,000	2,136,831
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	1,753,000	1,205,563
US Bancorp,
US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	1,769,000	1,441,503
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	1,504,000	1,197,069
		43,925,148
Brokerage – 0.8%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	3,163,000	3,123,463
Pershing Square Holdings Ltd, 3.2500%, 10/1/31 (144A)	1,600,000	1,262,016
		4,385,479
Capital Goods – 0.3%
Allegion US Holding Co Inc, 5.4110%, 7/1/32	1,167,000	1,159,104
Standard Industries Inc/NJ, 4.3750%, 7/15/30 (144A)	388,000	306,035
		1,465,139
Communications – 0.5%
Comcast Corp, 3.7500%, 4/1/40	184,000	161,269
Netflix Inc, 3.6250%, 6/15/25 (144A)	2,758,000	2,629,394
		2,790,663
Consumer Cyclical – 0.8%
Amazon.com Inc, 3.0000%, 4/13/25	1,091,000	1,079,922
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	495,000	485,442
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	931,000	911,095
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	100,000	95,511
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	2,351,000	1,996,892
		4,568,862
Consumer Non-Cyclical – 2.0%
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	1,476,000	1,444,045
CSL Finance Ltd, 3.8500%, 4/27/27 (144A)	341,000	337,789
CSL Finance Ltd, 4.0500%, 4/27/29 (144A)	845,000	829,553
CSL Finance Ltd, 4.2500%, 4/27/32 (144A)	607,000	593,474
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/27 (144A)	757,000	724,548
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/29 (144A)	483,000	451,854
Hasbro Inc, 3.9000%, 11/19/29	2,037,000	1,870,508
Hasbro Inc, 6.3500%, 3/15/40	226,000	231,725
Hasbro Inc, 5.1000%, 5/15/44	218,000	195,129
JBS Finance Luxembourg Sarl, 3.6250%, 1/15/32 (144A)	649,000	524,068
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	331,000	332,986
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	1,754,000	1,659,809
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
4.3750%, 2/2/52 (144A)	1,230,000	869,881
Pilgrim's Pride Corp, 3.5000%, 3/1/32 (144A)	1,362,000	1,064,063
Royalty Pharma PLC, 3.3500%, 9/2/51	752,000	509,585
		11,639,017
Electric – 1.1%
Algonquin Power & Utilities Corp,
US Treasury Yield Curve Rate 5 Year + 3.2490%, 4.7500%, 1/18/82‡	1,518,000	1,259,912
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	1,351,000	1,183,773

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Electric– (continued)
Dominion Energy Inc,
US Treasury Yield Curve Rate 5 Year + 3.1950%, 4.3500%‡,µ	$847,000	$696,658
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	1,177,000	964,569
NextEra Energy Capital Holdings Inc, 1.8750%, 1/15/27	1,827,000	1,647,802
NextEra Energy Capital Holdings Inc, 2.4400%, 1/15/32	543,000	452,239
NRG Energy Inc, 6.6250%, 1/15/27	274,000	268,349
		6,473,302
Energy – 0.8%
Energy Transfer Operating LP, 4.9500%, 6/15/28	172,000	169,486
EQT Corp, 3.1250%, 5/15/26 (144A)	2,447,000	2,291,151
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	1,786,000	1,602,935
Southwestern Energy Co, 4.7500%, 2/1/32	827,000	706,692
		4,770,264
Finance Companies – 1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	1,382,000	1,300,982
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.0000%, 10/29/28	889,000	748,821
Air Lease Corp, 1.8750%, 8/15/26	1,246,000	1,076,524
Ares Capital Corp, 2.8750%, 6/15/27	1,106,000	923,148
Ares Capital Corp, 3.2000%, 11/15/31	1,264,000	918,431
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	852,000	669,945
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	783,000	586,694
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	986,000	814,840
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
4.0000%, 10/15/33 (144A)	731,000	519,010
		7,558,395
Insurance – 1.9%
Athene Global Funding, 1.7160%, 1/7/25 (144A)	680,000	634,515
Athene Global Funding, 1.7300%, 10/2/26 (144A)	2,272,000	1,971,737
Athene Global Funding, 2.7170%, 1/7/29 (144A)	1,299,000	1,103,197
Athene Global Funding, 2.6460%, 10/4/31 (144A)	2,486,000	1,982,946
Brown & Brown Inc, 4.2000%, 3/17/32	404,000	367,737
Centene Corp, 4.2500%, 12/15/27	3,107,000	2,900,291
Centene Corp, 2.4500%, 7/15/28	1,180,000	984,167
Centene Corp, 3.0000%, 10/15/30	1,023,000	847,811
		10,792,401
Real Estate Investment Trusts (REITs) – 1.0%
Agree LP, 2.9000%, 10/1/30	1,220,000	1,034,488
American Homes 4 Rent LP, 2.3750%, 7/15/31	623,000	496,772
Invitation Homes Inc, 2.0000%, 8/15/31	1,301,000	1,000,809
MPT Operating Partnership LP / MPT Finance Corp, 3.5000%, 3/15/31	1,183,000	932,393
Rexford Industrial Realty Inc, 2.1250%, 12/1/30	1,471,000	1,179,434
Sun Communities Inc, 2.7000%, 7/15/31	1,501,000	1,209,606
		5,853,502
Technology – 3.0%
Advanced Micro Devices Inc, 3.9240%, 6/1/32	422,000	415,326
Broadcom Inc, 4.3000%, 11/15/32	1,057,000	960,009
Cadence Design Systems Inc, 4.3750%, 10/15/24	3,327,000	3,356,227
Marvell Technology Inc, 1.6500%, 4/15/26	956,000	856,404
Marvell Technology Inc, 4.8750%, 6/22/28	1,296,000	1,277,966
Microchip Technology Inc, 2.6700%, 9/1/23	1,585,000	1,558,592
SK Hynix Inc, 1.5000%, 1/19/26 (144A)	1,092,000	981,457
SK Hynix Inc, 2.3750%, 1/19/31 (144A)	851,000	670,240
Total System Services Inc, 4.8000%, 4/1/26	2,881,000	2,880,876
Trimble Inc, 4.7500%, 12/1/24	2,018,000	2,027,787
Trimble Inc, 4.9000%, 6/15/28	838,000	816,830
TSMC Arizona Corp, 3.8750%, 4/22/27	876,000	873,027

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Technology– (continued)
Workday Inc, 3.5000%, 4/1/27	$493,000	$471,454
Workday Inc, 3.7000%, 4/1/29	370,000	346,095
		17,492,290
Transportation – 0.2%
GXO Logistics inc, 1.6500%, 7/15/26 (144A)	1,035,000	903,111
Total Corporate Bonds (cost $138,733,567)		122,617,573
Mortgage-Backed Securities– 22.6%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	2,562,198	2,390,587
2.5000%, TBA, 15 Year Maturity	1,232,300	1,177,072
2.5000%, TBA, 30 Year Maturity	812,503	730,296
3.0000%, TBA, 30 Year Maturity	1,573,972	1,465,212
3.5000%, TBA, 30 Year Maturity	23,968,414	23,047,428
4.0000%, TBA, 30 Year Maturity	14,304,476	14,102,797
4.5000%, TBA, 30 Year Maturity	15,052,474	15,108,168
		58,021,560
Fannie Mae Pool:
3.0000%, 10/1/34	115,168	113,242
2.5000%, 11/1/34	165,994	159,844
3.0000%, 11/1/34	24,233	23,828
3.0000%, 12/1/34	25,961	25,527
6.0000%, 2/1/37	74,975	81,674
4.5000%, 11/1/42	49,552	51,052
3.0000%, 1/1/43	21,098	20,181
3.0000%, 2/1/43	23,179	22,172
3.0000%, 5/1/43	154,463	147,570
5.0000%, 7/1/44	369,592	387,153
4.5000%, 10/1/44	117,462	120,572
4.5000%, 3/1/45	171,004	175,531
4.5000%, 6/1/45	87,276	89,877
3.5000%, 12/1/45	119,682	117,143
4.5000%, 2/1/46	168,825	173,934
3.5000%, 7/1/46	600,573	587,162
3.0000%, 9/1/46	454,224	433,953
3.0000%, 2/1/47	5,764,103	5,511,440
3.5000%, 3/1/47	104,063	101,855
3.5000%, 7/1/47	92,190	90,234
3.5000%, 8/1/47	165,421	161,524
3.5000%, 1/1/48	132,427	128,618
4.0000%, 1/1/48	958,291	957,212
3.0000%, 2/1/48	100,143	95,062
4.0000%, 3/1/48	284,597	284,276
5.0000%, 5/1/48	89,022	91,270
3.5000%, 7/1/48	2,372,374	2,319,401
3.0000%, 8/1/49	175,705	165,250
3.0000%, 9/1/49	46,961	44,137
2.5000%, 1/1/50	127,310	115,748
2.5000%, 8/1/50	167,322	152,999
2.5000%, 10/1/50	272,523	246,805
2.5000%, 1/1/52	996,959	903,078
2.5000%, 2/1/52	4,834,401	4,373,541
3.0000%, 2/1/52	957,004	893,130
2.5000%, 3/1/52	2,070,380	1,868,882
2.5000%, 3/1/52	1,977,740	1,789,203
2.5000%, 3/1/52	734,947	664,984
2.5000%, 3/1/52	169,467	152,941
2.5000%, 3/1/52	163,321	147,426
2.5000%, 3/1/52	144,689	130,896
2.5000%, 3/1/52	56,783	51,324

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.0000%, 3/1/52	$3,476,348	$3,240,212
3.0000%, 3/1/52	1,077,513	1,005,655
3.0000%, 3/1/52	810,579	757,178
3.0000%, 4/1/52	2,157,183	2,010,234
3.0000%, 4/1/52	681,584	637,072
3.0000%, 4/1/52	601,165	561,521
3.5000%, 4/1/52	599,788	580,416
3.5000%, 4/1/52	332,612	321,813
3.5000%, 4/1/52	206,088	199,432
3.5000%, 4/1/52	124,898	120,850
3.5000%, 4/1/52	95,949	92,834
3.5000%, 5/1/52	322,173	311,742
3.5000%, 6/1/52	2,294,509	2,208,406
3.5000%, 6/1/52	1,712,905	1,666,550
3.5000%, 6/1/52	708,940	682,265
3.5000%, 7/1/52	244,331	237,719
3.5000%, 8/1/56	1,705,080	1,674,213
3.0000%, 2/1/57	1,198,424	1,126,824
3.0000%, 6/1/57	5,881	5,507
		41,612,094
Freddie Mac Gold Pool:
3.5000%, 1/1/47	70,809	69,687
Freddie Mac Pool:
3.0000%, 5/1/31	990,708	983,463
3.0000%, 9/1/32	183,014	181,202
3.0000%, 10/1/32	58,785	58,203
3.0000%, 1/1/33	121,024	119,826
2.5000%, 12/1/33	1,130,018	1,106,260
3.0000%, 10/1/34	246,892	242,766
3.0000%, 10/1/34	113,569	111,671
2.5000%, 11/1/34	159,060	153,174
2.5000%, 11/1/34	127,545	122,825
6.0000%, 4/1/40	109,434	119,532
3.5000%, 7/1/42	6,421	6,313
3.5000%, 8/1/42	7,366	7,243
3.5000%, 8/1/42	6,837	6,722
3.5000%, 2/1/43	226,548	222,881
3.0000%, 3/1/43	207,508	198,248
3.0000%, 6/1/43	9,524	8,992
3.5000%, 2/1/44	350,275	344,605
4.5000%, 5/1/44	80,082	82,466
3.0000%, 1/1/45	327,991	312,666
4.0000%, 2/1/46	291,888	296,257
3.5000%, 7/1/46	213,893	207,874
4.0000%, 3/1/47	70,428	70,702
3.0000%, 4/1/47	194,421	184,314
3.5000%, 2/1/48	111,929	108,515
4.0000%, 4/1/48	253,406	252,680
4.5000%, 7/1/48	44,651	45,404
5.0000%, 9/1/48	11,622	11,917
3.0000%, 8/1/49	58,225	54,761
3.0000%, 12/1/49	157,161	147,810
3.0000%, 12/1/49	76,898	72,323
2.5000%, 1/1/50	56,175	51,078
3.0000%, 3/1/50	45,200	42,428
2.5000%, 8/1/50	85,744	78,449
2.5000%, 8/1/50	30,833	28,195
2.5000%, 9/1/50	157,954	144,358
2.5000%, 1/1/52	311,365	282,235

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
2.5000%, 1/1/52	$188,423	$170,170
2.5000%, 2/1/52	442,797	400,585
3.0000%, 2/1/52	217,800	203,469
3.0000%, 2/1/52	163,847	153,171
3.5000%, 2/1/52	677,485	653,119
2.5000%, 3/1/52	71,402	64,453
3.0000%, 3/1/52	277,614	259,508
3.5000%, 4/1/52	240,096	232,346
3.5000%, 4/1/52	217,552	210,530
3.5000%, 4/1/52	83,132	80,440
3.5000%, 4/1/52	69,619	67,360
3.5000%, 5/1/52	1,838,279	1,771,186
3.5000%, 6/1/52	988,595	959,474
		11,694,169
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	5,481,176	5,010,562
3.0000%, TBA, 30 Year Maturity	355,155	334,615
3.5000%, TBA, 30 Year Maturity	3,957,668	3,844,898
		9,190,075
Ginnie Mae I Pool:
4.0000%, 1/15/45	1,102,276	1,119,555
4.5000%, 8/15/46	1,328,127	1,370,690
4.0000%, 8/15/47	40,221	40,608
4.0000%, 11/15/47	46,456	46,902
4.0000%, 12/15/47	123,231	124,416
		2,702,171
Ginnie Mae II Pool:
4.0000%, 8/20/47	125,584	126,519
4.0000%, 8/20/47	33,193	33,441
4.0000%, 8/20/47	15,404	15,518
4.5000%, 2/20/48	180,473	185,587
4.0000%, 5/20/48	223,369	224,157
4.5000%, 5/20/48	196,445	200,600
4.5000%, 5/20/48	52,035	53,136
4.0000%, 6/20/48	329,625	330,479
5.0000%, 8/20/48	304,649	318,487
3.0000%, 7/20/51	1,494,367	1,411,462
3.0000%, 8/20/51	4,048,756	3,826,088
		6,725,474
Total Mortgage-Backed Securities (cost $133,493,628)		130,015,230
United States Treasury Notes/Bonds– 32.3%
0.8750%, 9/30/26	6,364,600	5,812,670
1.2500%, 11/30/26	4,439,300	4,110,688
1.2500%, 12/31/26	21,779,000	19,471,666
2.7500%, 4/30/27	27,173,200	26,805,937
3.2500%, 6/30/27	16,234,000	16,396,366
1.1250%, 8/31/28	8,600,600	7,654,198
2.8750%, 4/30/29	4,283,000	4,232,809
2.7500%, 5/31/29	4,235,000	4,151,623
2.8750%, 5/15/32	39,760,000	39,312,700
1.3750%, 11/15/40	3,035,000	2,185,793
1.7500%, 8/15/41	17,069,000	12,983,775
2.0000%, 11/15/41	10,115,000	8,033,523
2.3750%, 2/15/42	3,414,000	2,894,965
2.7500%, 8/15/42	8,666,400	7,775,724
1.3750%, 8/15/50	12,314,500	8,105,923
1.8750%, 2/15/51	3,102,000	2,326,864

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds– (continued)
2.2500%, 2/15/52	$16,540,000	$13,611,903
Total United States Treasury Notes/Bonds (cost $201,787,258)		185,867,127
Investment Companies– 12.7%
Money Markets – 12.7%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $73,265,915)	73,259,410	73,266,736
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	1,163,784	1,163,784
Time Deposits – 0%
Royal Bank of Canada, 1.5600%, 7/1/22	$290,946	290,946
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,454,730)		1,454,730
Total Investments (total cost $684,077,305) – 111.2%		640,878,903
Liabilities, net of Cash, Receivables and Other Assets – (11.2)%		(64,806,721)
Net Assets – 100%		$576,072,182

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$622,720,959	97.2%
Australia	4,238,770	0.7
Canada	4,024,925	0.6
Spain	2,099,196	0.3
Ireland	2,049,803	0.3
France	1,958,510	0.3
South Korea	1,651,697	0.3
Guernsey	1,262,016	0.2
Taiwan	873,027	0.1

Total	$640,878,903	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 12.7%
Money Markets - 12.7%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$154,542	$731	$(290)	$73,266,736
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	3,545∆	-	-	1,163,784
Total Affiliated Investments - 12.9%	$158,087	$731	$(290)	$74,430,520

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 12.7%
Money Markets - 12.7%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	85,015,569	218,706,685	(230,455,959)	73,266,736
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	-	46,645,545	(45,481,761)	1,163,784

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	116	9/30/22	$13,749,625	$(169,469)
2 Year US Treasury Note	46	10/5/22	9,660,719	101,558
5 Year US Treasury Note	228	10/5/22	25,593,000	9,220
Ultra Long Term US Treasury Bond	15	9/30/22	2,315,156	255
Total - Futures Long				(58,436)
Futures Short:
Ultra 10-Year Treasury Note	104	9/30/22	(13,247,000)	(4,543)
Total				$(62,979)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 111,033

Liability Derivatives:
*Futures contracts	$ 174,012

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (2,633,287)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (68,761)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended June 30, 2022

Futures contracts:
Average notional amount of contracts - long	$84,885,564
Average notional amount of contracts - short	10,280,321

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$1,428,146	$—	$(1,428,146)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2022 is $147,464,161, which represents 25.6% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Aspen Series	19

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$127,657,507	$-
Corporate Bonds	-	122,617,573	-
Mortgage-Backed Securities	-	130,015,230	-
United States Treasury Notes/Bonds	-	185,867,127	-
Investment Companies	-	73,266,736	-
Investments Purchased with Cash Collateral from Securities Lending	-	1,454,730	-
Total Investments in Securities	$-	$640,878,903	$-
Other Financial Instruments(a):
Futures Contracts	111,033	-	-
Total Assets	$111,033	$640,878,903	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$174,012	$-	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

20	JUNE 30, 2022

Janus Henderson VIT Flexible Bond Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2022

Assets:
Unaffiliated investments, at value (cost $609,647,606)(1)	$566,448,383
Affiliated investments, at value (cost $74,429,699)	74,430,520
Cash	132,192
Deposits with brokers for futures	920,000
Variation margin receivable on futures contracts	385,769
Trustees' deferred compensation	16,877
Receivables:
Investments sold	15,607,976
TBA investments sold	3,181,609
Interest	2,377,323
Dividends from affiliates	63,922
Portfolio shares sold	55,331
Other assets	2,146
Total Assets	663,622,048
Liabilities:
Collateral for securities loaned (Note 3)	1,454,730
Variation margin payable on futures contracts	138,125
Payables:	—
TBA investments purchased	70,620,591
Investments purchased	13,843,951
Portfolio shares repurchased	1,031,643
Advisory fees	227,158
12b-1 Distribution and shareholder servicing fees	95,716
Professional fees	28,587
Transfer agent fees and expenses	24,664
Trustees' deferred compensation fees	16,877
Custodian fees	3,172
Trustees' fees and expenses	2,529
Affiliated portfolio administration fees payable	1,188
Accrued expenses and other payables	60,935
Total Liabilities	87,549,866
Net Assets	$576,072,182
Net Assets Consist of:
Capital (par value and paid-in surplus)	$651,691,280
Total distributable earnings (loss)	(75,619,098)
Total Net Assets	$576,072,182
Net Assets - Institutional Shares	$111,452,170
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,721,055
Net Asset Value Per Share	$10.40
Net Assets - Service Shares	$464,620,012
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	40,460,488
Net Asset Value Per Share	$11.48

(1) Includes $1,428,146 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Flexible Bond Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2022

Investment Income:
Interest	$7,158,631
Dividends from affiliates	154,542
Affiliated securities lending income, net	3,545
Unaffiliated securities lending income, net	349
Other income	154,934
Total Investment Income	7,472,001
Expenses:
Advisory fees	1,528,159
12b-1 Distribution and shareholder servicing fees:
Service Shares	617,259
Transfer agent administrative fees and expenses:
Institutional Shares	29,906
Service Shares	123,543
Other transfer agent fees and expenses:
Institutional Shares	1,708
Service Shares	3,402
Professional fees	27,230
Shareholder reports expense	16,638
Registration fees	11,991
Affiliated portfolio administration fees	7,672
Trustees’ fees and expenses	5,413
Custodian fees	5,243
Other expenses	44,702
Total Expenses	2,422,866
Less: Excess Expense Reimbursement and Waivers	(31,715)
Net Expenses	2,391,151
Net Investment Income/(Loss)	5,080,850
Net Realized Gain/(Loss) on Investments:
Investments	(28,938,202)
Investments in affiliates	731
Futures contracts	(2,633,287)
Total Net Realized Gain/(Loss) on Investments	(31,570,758)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(48,011,874)
Investments in affiliates	(290)
Futures contracts	(68,761)
Total Change in Unrealized Net Appreciation/Depreciation	(48,080,925)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(74,570,833)

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson VIT Flexible Bond Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2022 (unaudited)	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$5,080,850	$9,910,247
Net realized gain/(loss) on investments	(31,570,758)	10,580,747
Change in unrealized net appreciation/depreciation	(48,080,925)	(26,996,889)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(74,570,833)	(6,505,895)
Dividends and Distributions to Shareholders:
Institutional Shares	(3,464,797)	(6,673,456)
Service Shares	(12,414,845)	(20,751,008)
Net Decrease from Dividends and Distributions to Shareholders	(15,879,642)	(27,424,464)
Capital Share Transactions:
Institutional Shares	(6,769,879)	(1,854,945)
Service Shares	(10,737,604)	80,659,280
Net Increase/(Decrease) from Capital Share Transactions	(17,507,483)	78,804,335
Net Increase/(Decrease) in Net Assets	(107,957,958)	44,873,976
Net Assets:
Beginning of period	684,030,140	639,156,164
End of period	$576,072,182	$684,030,140

See Notes to Financial Statements.

Janus Aspen Series	23

Janus Henderson VIT Flexible Bond Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.05	$12.75	$11.88	$11.21	$11.69	$11.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.21	0.28	0.34	0.33	0.30
Net realized and unrealized gain/(loss)	(1.42)	(0.33)	0.96	0.72	(0.45)	0.12
Total from Investment Operations	(1.32)	(0.12)	1.24	1.06	(0.12)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.25)	(0.37)	(0.39)	(0.36)	(0.35)
Distributions (from capital gains)	(0.20)	(0.33)	—	—	—	—
Total Dividends and Distributions	(0.33)	(0.58)	(0.37)	(0.39)	(0.36)	(0.35)
Net Asset Value, End of Period	$10.40	$12.05	$12.75	$11.88	$11.21	$11.69
Total Return*	(10.91)%	(0.90)%	10.48%	9.57%	(1.00)%	3.62%
Net Assets, End of Period (in thousands)	$111,452	$136,115	$145,792	$162,620	$240,427	$292,251
Average Net Assets for the Period (in thousands)	$122,117	$137,695	$156,575	$208,624	$266,429	$319,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.59%	0.60%	0.60%	0.61%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.58%	0.59%	0.60%	0.61%	0.60%
Ratio of Net Investment Income/(Loss)	1.83%	1.72%	2.28%	2.89%	2.88%	2.51%
Portfolio Turnover Rate(2)	87%	160%	139%	177%	238%	130%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.27	$13.99	$12.99	$12.23	$12.73	$12.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.20	0.28	0.34	0.33	0.29
Net realized and unrealized gain/(loss)	(1.58)	(0.37)	1.05	0.79	(0.50)	0.13
Total from Investment Operations	(1.48)	(0.17)	1.33	1.13	(0.17)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.22)	(0.33)	(0.37)	(0.33)	(0.32)
Distributions (from capital gains)	(0.20)	(0.33)	—	—	—	—
Total Dividends and Distributions	(0.31)	(0.55)	(0.33)	(0.37)	(0.33)	(0.32)
Net Asset Value, End of Period	$11.48	$13.27	$13.99	$12.99	$12.23	$12.73
Total Return*	(11.09)%	(1.18)%	10.33%	9.28%	(1.29)%	3.35%
Net Assets, End of Period (in thousands)	$464,620	$547,915	$493,364	$396,771	$384,824	$403,243
Average Net Assets for the Period (in thousands)	$504,315	$513,269	$431,012	$384,358	$389,260	$402,544
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.84%	0.85%	0.85%	0.86%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.82%	0.84%	0.85%	0.86%	0.85%
Ratio of Net Investment Income/(Loss)	1.59%	1.47%	2.03%	2.63%	2.64%	2.27%
Portfolio Turnover Rate(2)	87%	160%	139%	177%	238%	130%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2022 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

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Notes to Financial Statements (unaudited)

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is

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Notes to Financial Statements (unaudited)

reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all

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Notes to Financial Statements (unaudited)

EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

LIBOR Replacement Risk

The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

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Notes to Financial Statements (unaudited)

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

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Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,428,146. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $1,454,730, resulting in the net amount due to the counterparty of $26,584.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased

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Notes to Financial Statements (unaudited)

on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss. To facilitate TBA commitments, the Portfolio will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Portfolio to also post collateral. These collateral requirements may increase costs associated with the Portfolio’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

The Portfolio’s actual investment advisory fee rate for the reporting period was 0.49% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.52% of the Portfolio’s average daily net assets for at least a one-year period commencing April 30, 2022. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser

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Notes to Financial Statements (unaudited)

employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $26,340 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $226,926 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period.

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Notes to Financial Statements (unaudited)

There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2022, the Portfolio engaged in cross trades amounting to $5,045,831 in sales, resulting in a net realized loss of $5,795. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 685,157,817	$ 21,958	$(44,300,872)	$ (44,278,914)

Information on the tax components of derivatives as of June 30, 2022 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 111,033	$ (174,012)	$ (62,979)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended June 30, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	513,793	$ 5,742,111	2,339,467	$ 29,065,939
Reinvested dividends and distributions	338,029	3,464,797	552,020	6,673,456
Shares repurchased	(1,423,928)	(15,976,787)	(3,029,983)	(37,594,340)
Net Increase/(Decrease)	(572,106)	$ (6,769,879)	(138,496)	$ (1,854,945)
Service Shares:
Shares sold	2,775,647	$ 34,616,072	11,479,167	$155,187,351
Reinvested dividends and distributions	1,095,750	12,414,845	1,559,174	20,751,008
Shares repurchased	(4,686,694)	(57,768,521)	(7,036,319)	(95,279,079)
Net Increase/(Decrease)	(815,297)	$(10,737,604)	6,002,022	$ 80,659,280

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$169,803,032	$ 189,967,673	$ 315,585,363	$ 320,762,133

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Portfolios may elect to apply the guidance as of March 12, 2020 through December 31, 2022. FASB has proposed extending the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Portfolio’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Janus Henderson VIT Flexible Bond Portfolio

Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Flexible Bond Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

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Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-24-81114 08-22

SEMIANNUAL REPORT June 30, 2022

Janus Henderson VIT Forty Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Forty Portfolio

PORTFOLIO SNAPSHOT

Forty Fund is a concentrated large-cap growth fund, leveraging Janus Henderson’s three decades of experience in high-conviction investing. By investing in our best wide-moat ideas, the Fund seeks to add excess return over the long term. Given its concentrated nature, the Fund may exhibit moderately higher volatility than its benchmark.

Brian Recht co-portfolio manager	Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Mastercard Inc	5.14%	0.46%	Snap Inc - Class A	2.61%	-1.55%
UnitedHealth Group Inc	2.48%	0.46%	Align Technology Inc	2.32%	-1.08%
American Tower Corp	2.90%	0.37%	Twilio Inc	1.68%	-0.92%
NVIDIA Corp	1.29%	0.28%	Workday Inc - Class A	2.74%	-0.59%
Procter & Gamble Co	1.75%	0.28%	Rivian Automotive Inc - Class A	0.62%	-0.54%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Other**	0.35%	1.50%	0.00%
	Real Estate	0.31%	2.90%	1.80%
	Industrials	-0.04%	5.00%	6.24%
	Financials	-0.14%	3.54%	2.51%
	Energy	-0.21%	0.00%	0.51%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Communication Services	-2.37%	14.18%	10.47%
	Information Technology	-1.34%	36.72%	45.87%
	Health Care	-0.89%	14.06%	9.07%
	Consumer Discretionary	-0.75%	17.44%	17.95%
	Consumer Staples	-0.54%	1.75%	4.53%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	11.7%
Amazon.com Inc
Internet & Direct Marketing Retail	8.0%
Mastercard Inc
Information Technology Services	5.8%
Alphabet Inc - Class C
Interactive Media & Services	5.1%
Apple Inc
Technology Hardware, Storage & Peripherals	4.9%
35.5%

Asset Allocation - (% of Net Assets)
Common Stocks	98.6%
Investment Companies	1.4%
Investments Purchased with Cash Collateral from Securities Lending	0.3%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of December 31, 2021

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Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-34.06%	-29.39%	11.58%	13.72%	11.31%	0.77%
Service Shares	-34.16%	-29.57%	11.30%	13.43%	11.00%	1.02%
Russell 1000 Growth Index	-28.07%	-18.77%	14.29%	14.80%	8.54%
S&P 500 Index	-19.96%	-10.62%	11.31%	12.96%	8.38%
Morningstar Quartile - Institutional Shares	-	4th	2nd	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	937/1,264	488/1,147	249/1,053	9/516

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Aspen Series	3

Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 1 ,1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2022

Janus Henderson VIT Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Institutional Shares	$1,000.00	$659.40	$2.30	$1,000.00	$1,022.02	$2.81	0.56%
Service Shares	$1,000.00	$658.40	$3.29	$1,000.00	$1,020.83	$4.01	0.80%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 98.6%
Automobiles – 0.5%
Rivian Automotive Inc - Class A*,#	140,515	$3,616,856
Biotechnology – 3.7%
AbbVie Inc	191,511	29,331,825
Capital Markets – 2.9%
Blackstone Group Inc	254,706	23,236,828
Chemicals – 1.8%
Sherwin-Williams Co	61,784	13,834,055
Entertainment – 0.9%
Walt Disney Co*	79,022	7,459,677
Equity Real Estate Investment Trusts (REITs) – 3.7%
American Tower Corp	114,263	29,204,480
Health Care Equipment & Supplies – 9.1%
Align Technology Inc*	48,189	11,404,891
Danaher Corp	139,453	35,354,125
DexCom Inc*	158,648	11,824,035
Edwards Lifesciences Corp*	144,863	13,775,023
		72,358,074
Health Care Providers & Services – 2.8%
UnitedHealth Group Inc	42,630	21,896,047
Hotels, Restaurants & Leisure – 0.6%
Caesars Entertainment Inc*	125,382	4,802,131
Household Products – 1.0%
Procter & Gamble Co	56,057	8,060,436
Information Technology Services – 7.9%
Mastercard Inc	145,588	45,930,102
Square Inc*	61,836	3,800,441
Twilio Inc*	150,080	12,578,205
		62,308,748
Interactive Media & Services – 10.9%
Alphabet Inc - Class C*	18,298	40,025,960
Match Group Inc*	187,195	13,045,619
Meta Platforms Inc - Class A*	130,250	21,002,812
Snap Inc - Class A*	951,423	12,492,184
		86,566,575
Internet & Direct Marketing Retail – 10.1%
Amazon.com Inc*	594,020	63,090,864
Booking Holdings Inc*	9,690	16,947,713
		80,038,577
Machinery – 3.2%
Deere & Co	84,487	25,301,322
Metals & Mining – 1.0%
Freeport-McMoRan Inc	276,834	8,100,163
Professional Services – 2.6%
CoStar Group Inc*	334,939	20,233,665
Semiconductor & Semiconductor Equipment – 8.0%
ASML Holding NV	53,776	25,590,923
NVIDIA Corp	58,131	8,812,078
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	124,088	10,144,194
Texas Instruments Inc	119,602	18,376,847
		62,924,042
Software – 17.3%
Atlassian Corp PLC - Class A*	85,015	15,931,811
Microsoft Corp	361,707	92,897,209
Workday Inc - Class A*	200,044	27,922,141
		136,751,161
Specialty Retail – 2.4%
TJX Cos Inc	345,093	19,273,444
Technology Hardware, Storage & Peripherals – 4.9%
Apple Inc	284,469	38,892,602

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Textiles, Apparel & Luxury Goods – 3.3%
LVMH Moet Hennessy Louis Vuitton SE	25,693	$15,660,029
NIKE Inc - Class B	103,783	10,606,623
		26,266,652
Total Common Stocks (cost $592,085,564)		780,457,360
Investment Companies– 1.4%
Money Markets – 1.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $11,046,044)	11,045,374	11,046,479
Investments Purchased with Cash Collateral from Securities Lending– 0.3%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	2,259,476	2,259,476
Time Deposits – 0%
Royal Bank of Canada, 1.5600%, 7/1/22	$564,869	564,869
Total Investments Purchased with Cash Collateral from Securities Lending (cost $2,824,345)		2,824,345
Total Investments (total cost $605,955,953) – 100.3%		794,328,184
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(2,656,860)
Net Assets – 100%		$791,671,324

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$727,001,227	91.5%
Netherlands	25,590,923	3.2
Australia	15,931,811	2.0
France	15,660,029	2.0
Taiwan	10,144,194	1.3

Total	$794,328,184	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$27,202	$(140)	$435	$11,046,479
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	37,439∆	-	-	2,259,476
Total Affiliated Investments - 1.7%	$64,641	$(140)	$435	$13,305,955

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	14,134,404	115,057,147	(118,145,367)	11,046,479
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	1,025,066	34,107,425	(32,873,015)	2,259,476

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$2,712,636	$—	$(2,712,636)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson VIT Forty Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$780,457,360	$-	$-
Investment Companies	-	11,046,479	-
Investments Purchased with Cash Collateral from Securities Lending	-	2,824,345	-
Total Assets	$780,457,360	$13,870,824	$-

Janus Aspen Series	9

Janus Henderson VIT Forty Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2022

Assets:
Unaffiliated investments, at value (cost $592,650,433)(1)	$781,022,229
Affiliated investments, at value (cost $13,305,520)	13,305,955
Trustees' deferred compensation	23,135
Receivables:
Portfolio shares sold	1,198,221
Investments sold	436,842
Dividends	373,517
Foreign tax reclaims	36,793
Dividends from affiliates	9,257
Other assets	3,854
Total Assets	796,409,803
Liabilities:
Due to custodian	629
Collateral for securities loaned (Note 2)	2,824,345
Payables:	—
Portfolio shares repurchased	1,325,818
Advisory fees	307,282
12b-1 Distribution and shareholder servicing fees	98,988
Transfer agent fees and expenses	35,328
Professional fees	25,108
Trustees' deferred compensation fees	23,135
Trustees' fees and expenses	4,443
Custodian fees	2,856
Affiliated portfolio administration fees payable	1,693
Accrued expenses and other payables	88,854
Total Liabilities	4,738,479
Net Assets	$791,671,324
Net Assets Consist of:
Capital (par value and paid-in surplus)	$581,751,536
Total distributable earnings (loss)	209,919,788
Total Net Assets	$791,671,324
Net Assets - Institutional Shares	$328,818,320
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,757,522
Net Asset Value Per Share	$33.70
Net Assets - Service Shares	$462,853,004
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,283,998
Net Asset Value Per Share	$30.28

(1) Includes $2,712,636 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson VIT Forty Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2022

Investment Income:
Dividends	$3,722,460
Affiliated securities lending income, net	37,439
Dividends from affiliates	27,202
Unaffiliated securities lending income, net	612
Foreign tax withheld	(87,177)
Total Investment Income	3,700,536
Expenses:
Advisory fees	2,371,669
12b-1 Distribution and shareholder servicing fees:
Service Shares	705,403
Transfer agent administrative fees and expenses:
Institutional Shares	101,494
Service Shares	141,330
Other transfer agent fees and expenses:
Institutional Shares	5,631
Service Shares	3,842
Professional fees	21,761
Registration fees	13,868
Affiliated portfolio administration fees	12,141
Trustees’ fees and expenses	9,284
Custodian fees	4,377
Shareholder reports expense	2,327
Other expenses	50,291
Total Expenses	3,443,418
Net Investment Income/(Loss)	257,118
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	23,523,369
Investments in affiliates	(140)
Total Net Realized Gain/(Loss) on Investments	23,523,229
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(439,406,864)
Investments in affiliates	435
Total Change in Unrealized Net Appreciation/Depreciation	(439,406,429)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(415,626,082)

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Forty Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2022 (unaudited)	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$257,118	$(4,701,680)
Net realized gain/(loss) on investments	23,523,229	149,827,984
Change in unrealized net appreciation/depreciation	(439,406,429)	94,109,183
Net Increase/(Decrease) in Net Assets Resulting from Operations	(415,626,082)	239,235,487
Dividends and Distributions to Shareholders:
Institutional Shares	(57,213,426)	(57,583,957)
Service Shares	(87,790,728)	(86,533,730)
Net Decrease from Dividends and Distributions to Shareholders	(145,004,154)	(144,117,687)
Capital Share Transactions:
Institutional Shares	35,801,969	17,956,305
Service Shares	73,752,633	33,063,766
Net Increase/(Decrease) from Capital Share Transactions	109,554,602	51,020,071
Net Increase/(Decrease) in Net Assets	(451,075,634)	146,137,871
Net Assets:
Beginning of period	1,242,746,958	1,096,609,087
End of period	$791,671,324	$1,242,746,958

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson VIT Forty Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$61.75	$57.00	$44.38	$35.20	$39.76	$32.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	(0.15)	(0.01)	0.09	0.07	0.02
Net realized and unrealized gain/(loss)	(21.03)	12.39	16.29	12.55	1.31	9.58
Total from Investment Operations	(20.98)	12.24	16.28	12.64	1.38	9.60
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.14)	(0.06)	—	—
Distributions (from capital gains)	(7.07)	(7.49)	(3.52)	(3.40)	(5.94)	(2.03)
Total Dividends and Distributions	(7.07)	(7.49)	(3.66)	(3.46)	(5.94)	(2.03)
Net Asset Value, End of Period	$33.70	$61.75	$57.00	$44.38	$35.20	$39.76
Total Return*	(34.06)%	22.90%	39.40%	37.16%	1.98%	30.31%
Net Assets, End of Period (in thousands)	$328,818	$523,822	$462,216	$362,001	$292,132	$309,258
Average Net Assets for the Period (in thousands)	$415,161	$497,818	$389,419	$337,416	$327,962	$297,125
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.77%	0.76%	0.77%	0.71%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.77%	0.76%	0.77%	0.71%	0.82%
Ratio of Net Investment Income/(Loss)	0.19%	(0.25)%	(0.02)%	0.23%	0.17%	0.05%
Portfolio Turnover Rate	16%	31%	41%	35%	41%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Forty Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$56.64	$52.96	$41.53	$33.15	$37.84	$30.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.28)	(0.12)	(0.01)	(0.03)	(0.07)
Net realized and unrealized gain/(loss)	(19.28)	11.45	15.15	11.80	1.28	9.15
Total from Investment Operations	(19.29)	11.17	15.03	11.79	1.25	9.08
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.08)	(0.01)	—	—
Distributions (from capital gains)	(7.07)	(7.49)	(3.52)	(3.40)	(5.94)	(2.03)
Total Dividends and Distributions	(7.07)	(7.49)	(3.60)	(3.41)	(5.94)	(2.03)
Net Asset Value, End of Period	$30.28	$56.64	$52.96	$41.53	$33.15	$37.84
Total Return*	(34.16)%	22.60%	39.03%	36.85%	1.72%	29.99%
Net Assets, End of Period (in thousands)	$462,853	$718,925	$634,393	$525,112	$427,321	$466,969
Average Net Assets for the Period (in thousands)	$578,000	$686,446	$548,645	$495,465	$487,559	$457,168
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	1.02%	1.01%	1.02%	0.96%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	1.02%	1.01%	1.02%	0.96%	1.06%
Ratio of Net Investment Income/(Loss)	(0.05)%	(0.50)%	(0.27)%	(0.02)%	(0.08)%	(0.19)%
Portfolio Turnover Rate	16%	31%	41%	35%	41%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United

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Notes to Financial Statements (unaudited)

States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which

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Notes to Financial Statements (unaudited)

may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and

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Notes to Financial Statements (unaudited)

continuous contractual maturity are $2,712,636. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $2,824,345, resulting in the net amount due to the counterparty of $111,709.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000® Growth Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±8.50%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.48%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $26,340 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

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Notes to Financial Statements (unaudited)

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $226,926 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation and depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 610,146,803	$281,009,281	$(96,827,900)	$ 184,181,381

5. Capital Share Transactions

	Period ended June 30, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	320,939	$15,595,555	616,212	$ 36,999,487
Reinvested dividends and distributions	1,684,234	57,213,426	1,032,896	57,583,957
Shares repurchased	(730,805)	(37,007,012)	(1,275,262)	(76,627,139)
Net Increase/(Decrease)	1,274,368	$35,801,969	373,846	$ 17,956,305
Service Shares:
Shares sold	717,336	$31,630,356	1,062,017	$ 58,666,038
Reinvested dividends and distributions	2,875,556	87,790,728	1,689,782	86,533,730
Shares repurchased	(1,002,396)	(45,668,451)	(2,037,017)	(112,136,002)
Net Increase/(Decrease)	2,590,496	$73,752,633	714,782	$ 33,063,766

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$158,009,590	$ 191,174,210	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

Janus Aspen Series	31

Janus Henderson VIT Forty Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32	JUNE 30, 2022

Janus Henderson VIT Forty Portfolio

Notes

NotesPage1

Janus Aspen Series	33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-24-81115 08-22

SEMIANNUAL REPORT June 30, 2022

Janus Henderson VIT Global Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Research Portfolio

PORTFOLIO SNAPSHOT

By investing in the best ideas from each global research sector team, this global large-cap growth fund seeks long-term growth of capital. Our analysts scour the globe to identify industry-leading companies with brand power, enduring business models and strong competitive positioning.

Team-Based Approach Led by Matthew Peron, Director of Research

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Canadian Natural Resources Ltd	1.33%	0.41%	ASML Holding NV	2.44%	-0.46%
Suncor Energy Inc	0.90%	0.35%	Ferguson PLC	2.00%	-0.36%
Marathon Petroleum Corp	1.07%	0.34%	Uber Technologies Inc	0.80%	-0.28%
Teck Resources Ltd	1.20%	0.31%	Workday Inc - Class A	0.81%	-0.25%
AstraZeneca PLC	1.44%	0.30%	NVIDIA Corp	1.69%	-0.24%

	3 Top Contributors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Energy	0.46%	7.62%	7.39%
	Healthcare	0.32%	13.62%	13.07%
	Other**	-0.01%	0.30%	0.00%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Industrials	-0.83%	17.12%	17.15%
	Communications	-0.72%	8.82%	9.31%
	Technology	-0.56%	18.69%	19.01%
	Consumer	-0.44%	15.58%	15.64%
	Financials	-0.21%	18.25%	18.38%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.1%
Apple Inc
Technology Hardware, Storage & Peripherals	3.8%
Alphabet Inc - Class C
Interactive Media & Services	3.7%
Amazon.com Inc
Internet & Direct Marketing Retail	2.9%
Constellation Brands Inc
Beverages	2.3%
17.8%

Asset Allocation - (% of Net Assets)
Common Stocks	99.6%
Preferred Stocks	0.3%
Investment Companies	0.1%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of December 31, 2021

2	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-22.55%	-18.79%	7.76%	10.25%	8.10%	0.77%
Service Shares	-22.65%	-18.99%	7.49%	9.97%	7.83%	1.02%
MSCI World Index	-20.51%	-14.34%	7.67%	9.51%	7.02%
MSCI All Country World Index	-20.18%	-15.75%	7.00%	8.76%	N/A**
Morningstar Quartile - Institutional Shares	-	1st	3rd	2nd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	57/368	144/297	95/245	55/89

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Aspen Series	3

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Institutional Shares	$1,000.00	$774.50	$2.82	$1,000.00	$1,021.62	$3.21	0.64%
Service Shares	$1,000.00	$773.50	$3.87	$1,000.00	$1,020.43	$4.41	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares		Value
Common Stocks– 99.6%
Aerospace & Defense – 1.1%
Airbus SE	74,146	$7,182,462
Air Freight & Logistics – 1.6%
United Parcel Service Inc	57,790	10,548,987
Airlines – 0.5%
Ryanair Holdings PLC (ADR)*	51,793	3,483,079
Auto Components – 0.5%
Aptiv PLC*	36,610	3,260,853
Automobiles – 0.6%
Tesla Inc*	5,551	3,738,154
Banks – 4.8%
BNP Paribas SA	114,300	5,433,076
Citigroup Inc	117,744	5,415,047
HDFC Bank Ltd	126,108	2,152,703
JPMorgan Chase & Co	123,127	13,865,331
Toronto-Dominion Bank/The	89,403	5,863,642
		32,729,799
Beverages – 4.1%
Constellation Brands Inc	65,481	15,261,002
Pernod Ricard SA	69,769	12,815,132
		28,076,134
Biotechnology – 2.8%
AbbVie Inc	63,981	9,799,330
Ascendis Pharma A/S (ADR)*	15,530	1,443,669
Sarepta Therapeutics Inc*	24,178	1,812,383
Vertex Pharmaceuticals Inc*	20,238	5,702,866
		18,758,248
Building Products – 1.7%
Assa Abloy AB	262,487	5,578,767
Daikin Industries Ltd	36,400	5,835,913
		11,414,680
Capital Markets – 4.1%
Blackstone Group Inc	57,523	5,247,823
Charles Schwab Corp	86,639	5,473,852
London Stock Exchange Group PLC	26,474	2,459,131
LPL Financial Holdings Inc	21,801	4,021,848
Morgan Stanley	91,866	6,987,328
State Street Corp	54,103	3,335,450
		27,525,432
Chemicals – 0.8%
Sherwin-Williams Co	23,551	5,273,304
Consumer Finance – 1.3%
Capital One Financial Corp	36,226	3,774,387
Nexi SpA (144A)*	225,840	1,870,365
OneMain Holdings Inc	77,739	2,905,884
		8,550,636
Diversified Financial Services – 0.7%
Apollo Global Management Inc	93,785	4,546,697
Electric Utilities – 0.3%
NextEra Energy Inc	23,093	1,788,784
Electronic Equipment, Instruments & Components – 1.2%
Hexagon AB - Class B	761,309	7,911,532
Entertainment – 2.4%
Liberty Media Corp-Liberty Formula One*	160,921	10,213,656
Nintendo Co Ltd	9,300	4,022,733
Sea Ltd (ADR)*	32,767	2,190,802
		16,427,191
Equity Real Estate Investment Trusts (REITs) – 0.8%
American Tower Corp	21,901	5,597,677

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares		Value
Common Stocks– (continued)
Health Care Equipment & Supplies – 2.7%
Abbott Laboratories	25,212	$2,739,284
Boston Scientific Corp*	118,473	4,415,489
Danaher Corp	8,314	2,107,765
Dentsply Sirona Inc	49,888	1,782,498
DexCom Inc*	21,745	1,620,655
Edwards Lifesciences Corp*	37,027	3,520,897
Stryker Corp	11,196	2,227,220
		18,413,808
Health Care Providers & Services – 1.8%
Centene Corp*	55,618	4,705,839
Humana Inc	10,642	4,981,201
UnitedHealth Group Inc	4,980	2,557,877
		12,244,917
Hotels, Restaurants & Leisure – 2.5%
Entain PLC*	404,842	6,134,492
McDonald's Corp	33,226	8,202,835
Sands China Ltd*	1,096,800	2,616,687
		16,954,014
Independent Power and Renewable Electricity Producers – 1.6%
NRG Energy Inc	150,928	5,760,922
Vistra Energy Corp	217,566	4,971,383
		10,732,305
Information Technology Services – 4.8%
Fidelity National Information Services Inc	53,940	4,944,680
Global Payments Inc	36,979	4,091,357
Mastercard Inc	38,492	12,143,456
Visa Inc	58,307	11,480,065
		32,659,558
Insurance – 2.6%
AIA Group Ltd	442,600	4,797,381
Aon PLC - Class A	11,970	3,228,070
Beazley PLC	259,965	1,578,844
Progressive Corp/The	49,168	5,716,763
Prudential PLC	184,946	2,286,980
		17,608,038
Interactive Media & Services – 4.8%
Alphabet Inc - Class C*	11,311	24,742,247
Match Group Inc*	35,361	2,464,308
Meta Platforms Inc - Class A*	15,140	2,441,325
Tencent Holdings Ltd	62,600	2,827,395
		32,475,275
Internet & Direct Marketing Retail – 4.7%
Amazon.com Inc*	184,120	19,555,385
Booking Holdings Inc*	3,398	5,943,068
JD.Com Inc - Class A	99,109	3,193,071
MercadoLibre Inc*	4,522	2,879,926
		31,571,450
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	11,444	6,217,296
Machinery – 4.4%
Alstom SA	363,464	8,222,289
Atlas Copco AB - Class A	612,917	5,729,199
Deere & Co	21,723	6,505,387
Parker-Hannifin Corp	26,085	6,418,214
Sany Heavy Industry Co Ltd	1,032,843	2,941,676
		29,816,765
Metals & Mining – 2.0%
Freeport-McMoRan Inc	124,803	3,651,736

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares		Value
Common Stocks– (continued)
Metals & Mining– (continued)
Rio Tinto PLC	76,225	$4,561,180
Teck Resources Ltd	183,731	5,618,999
		13,831,915
Multi-Utilities – 0.2%
RWE AG	46,137	1,695,851
Oil, Gas & Consumable Fuels – 6.0%
Canadian Natural Resources Ltd	170,574	9,167,524
Cheniere Energy Inc	19,534	2,598,608
ConocoPhillips	82,435	7,403,487
EOG Resources Inc	47,074	5,198,853
Marathon Petroleum Corp	94,043	7,731,275
Suncor Energy Inc	201,014	7,053,452
Total SE	23,078	1,218,004
		40,371,203
Personal Products – 1.4%
Unilever PLC	206,567	9,376,226
Pharmaceuticals – 6.0%
AstraZeneca PLC	85,987	11,302,650
Catalent Inc*	44,139	4,735,673
Eli Lilly & Co	8,965	2,906,722
Horizon Therapeutics PLC*	35,423	2,825,338
Novartis AG	77,288	6,546,605
Organon & Co	60,668	2,047,545
Roche Holding AG	18,242	6,087,993
Sanofi	38,570	3,893,453
		40,345,979
Road & Rail – 1.1%
Full Truck Alliance Co (ADR)*	410,072	3,715,252
Uber Technologies Inc*	194,116	3,971,613
		7,686,865
Semiconductor & Semiconductor Equipment – 6.5%
Advanced Micro Devices Inc*	57,421	4,390,984
ASML Holding NV	31,332	14,965,414
Lam Research Corp	6,973	2,971,544
Marvell Technology Inc	82,920	3,609,508
NVIDIA Corp	61,740	9,359,167
Taiwan Semiconductor Manufacturing Co Ltd	422,000	6,756,088
Texas Instruments Inc	11,841	1,819,370
		43,872,075
Software – 7.5%
Adobe Inc*	3,038	1,112,090
Atlassian Corp PLC - Class A*	7,155	1,340,847
Autodesk Inc*	11,631	2,000,067
Microsoft Corp	134,058	34,430,116
ServiceNow Inc*	4,081	1,940,597
Synopsys Inc*	17,803	5,406,771
Workday Inc - Class A*	30,585	4,269,054
		50,499,542
Technology Hardware, Storage & Peripherals – 3.8%
Apple Inc	189,904	25,963,675
Textiles, Apparel & Luxury Goods – 1.8%
adidas AG	22,571	3,991,159
Moncler SpA	49,764	2,134,203
NIKE Inc - Class B	62,640	6,401,808
		12,527,170
Trading Companies & Distributors – 2.1%
Ferguson PLC	128,793	14,402,469

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares		Value
Common Stocks– (continued)
Wireless Telecommunication Services – 1.1%
T-Mobile US Inc*	57,642	$7,755,155
Total Common Stocks (cost $542,061,912)		673,835,200
Preferred Stocks– 0.3%
Health Care Providers & Services – 0.3%
API Holdings Private Ltd PP*,¢,§((cost $2,347,416)	3,231,470	2,194,883
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $480,813)	480,798	480,846
Total Investments (total cost $544,890,141) – 100.0%		676,510,929
Cash, Receivables and Other Assets, net of Liabilities – 0%		304,464
Net Assets – 100%		$676,815,393

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$463,440,200	68.5%
France	38,764,416	5.7
United Kingdom	28,323,277	4.2
Canada	27,703,617	4.1
Netherlands	24,341,640	3.6
Sweden	19,219,498	2.8
China	12,677,394	1.9
Switzerland	12,634,598	1.9
Japan	9,858,646	1.5
Taiwan	8,946,890	1.3
Hong Kong	7,414,068	1.1
Germany	5,687,010	0.8
India	4,347,586	0.7
Italy	4,004,568	0.6
Ireland	3,483,079	0.5
Argentina	2,879,926	0.4
Denmark	1,443,669	0.2
Australia	1,340,847	0.2

Total	$676,510,929	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$2,292	$28	$33	$480,846
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	1,977∆	-	-	-
Total Affiliated Investments - 0.1%	$4,269	$28	$33	$480,846

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	963,925	33,763,253	(34,246,393)	480,846
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	-	31,467,208	(31,467,208)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2022 is $1,870,365, which represents 0.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended June 30, 2022 is $2,194,883, which represents 0.3% of net assets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of June 30, 2022)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
API Holdings Private Ltd PP	9/27/21	$2,347,416	$2,194,883	0.3%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2022. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$673,835,200	$-	$-
Preferred Stocks	-	-	2,194,883
Investment Companies	-	480,846	-
Total Assets	$673,835,200	$480,846	$2,194,883

Janus Aspen Series	11

Janus Henderson VIT Global Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2022

Assets:
Unaffiliated investments, at value (cost $544,409,328)	$676,030,083
Affiliated investments, at value (cost $480,813)	480,846
Cash	84,518
Trustees' deferred compensation	19,778
Receivables:
Foreign tax reclaims	431,639
Dividends	353,179
Portfolio shares sold	108,946
Dividends from affiliates	507
Other assets	4,124
Total Assets	677,513,620
Liabilities:
Payables:	—
Advisory fees	308,398
Portfolio shares repurchased	174,554
12b-1 Distribution and shareholder servicing fees	42,182
Transfer agent fees and expenses	30,486
Professional fees	30,131
Trustees' deferred compensation fees	19,778
Custodian fees	7,349
Trustees' fees and expenses	3,367
Foreign tax liability	1,818
Affiliated portfolio administration fees payable	1,455
Accrued expenses and other payables	78,709
Total Liabilities	698,227
Net Assets	$676,815,393
Net Assets Consist of:
Capital (par value and paid-in surplus)	$511,586,804
Total distributable earnings (loss) (includes $1,818 of foreign capital gains tax)	165,228,589
Total Net Assets	$676,815,393
Net Assets - Institutional Shares	$480,833,116
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,954,095
Net Asset Value Per Share	$48.31
Net Assets - Service Shares	$195,982,277
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,190,164
Net Asset Value Per Share	$46.77

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2022

Investment Income:
Dividends	$6,823,357
Dividends from affiliates	2,292
Affiliated securities lending income, net	1,977
Unaffiliated securities lending income, net	539
Other income	372
Foreign tax withheld	(367,931)
Total Investment Income	6,460,606
Expenses:
Advisory fees	2,181,738
12b-1 Distribution and shareholder servicing fees:
Service Shares	279,288
Transfer agent administrative fees and expenses:
Institutional Shares	139,525
Service Shares	55,913
Other transfer agent fees and expenses:
Institutional Shares	7,640
Service Shares	1,531
Professional fees	26,932
Custodian fees	19,877
Registration fees	16,218
Shareholder reports expense	16,117
Affiliated portfolio administration fees	9,772
Trustees’ fees and expenses	7,135
Other expenses	44,793
Total Expenses	2,806,479
Net Investment Income/(Loss)	3,654,127
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	32,427,108
Investments in affiliates	28
Total Net Realized Gain/(Loss) on Investments	32,427,136
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $4)	(238,413,432)
Investments in affiliates	33
Total Change in Unrealized Net Appreciation/Depreciation	(238,413,399)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(202,332,136)

See Notes to Financial Statements.

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Janus Henderson VIT Global Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2022 (unaudited)	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$3,654,127	$4,422,329
Net realized gain/(loss) on investments	32,427,136	82,488,846
Change in unrealized net appreciation/depreciation	(238,413,399)	58,401,316
Net Increase/(Decrease) in Net Assets Resulting from Operations	(202,332,136)	145,312,491
Dividends and Distributions to Shareholders:
Institutional Shares	(61,419,071)	(32,926,296)
Service Shares	(25,617,644)	(12,748,040)
Net Decrease from Dividends and Distributions to Shareholders	(87,036,715)	(45,674,336)
Capital Share Transactions:
Institutional Shares	32,637,989	(19,091,566)
Service Shares	20,771,209	(4,426,458)
Net Increase/(Decrease) from Capital Share Transactions	53,409,198	(23,518,024)
Net Increase/(Decrease) in Net Assets	(235,959,653)	76,120,131
Net Assets:
Beginning of period	912,775,046	836,654,915
End of period	$676,815,393	$912,775,046

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$71.28	$63.62	$56.59	$47.13	$51.20	$40.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.39	0.39	0.60	0.62	0.51
Net realized and unrealized gain/(loss)	(16.25)	10.90	10.04	12.67	(4.09)	10.45
Total from Investment Operations	(15.94)	11.29	10.43	13.27	(3.47)	10.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.36)	(0.41)	(0.54)	(0.60)	(0.39)
Distributions (from capital gains)	(6.67)	(3.27)	(2.99)	(3.27)	—	—
Total Dividends and Distributions	(7.03)	(3.63)	(3.40)	(3.81)	(0.60)	(0.39)
Net Asset Value, End of Period	$48.31	$71.28	$63.62	$56.59	$47.13	$51.20
Total Return*	(22.54)%	18.09%	20.06%	29.04%	(6.87)%	27.03%
Net Assets, End of Period (in thousands)	$480,833	$653,853	$600,868	$539,915	$463,402	$540,594
Average Net Assets for the Period (in thousands)	$569,964	$636,425	$516,468	$511,859	$533,418	$512,287
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.77%	0.84%	0.79%	0.60%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.77%	0.84%	0.79%	0.60%	0.64%
Ratio of Net Investment Income/(Loss)	0.99%	0.57%	0.72%	1.13%	1.19%	1.05%
Portfolio Turnover Rate	16%	20%	33%	36%	36%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$69.31	$62.00	$55.27	$46.15	$50.17	$39.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.21	0.25	0.45	0.48	0.38
Net realized and unrealized gain/(loss)	(15.81)	10.62	9.77	12.39	(4.00)	10.24
Total from Investment Operations	(15.58)	10.83	10.02	12.84	(3.52)	10.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.25)	(0.30)	(0.45)	(0.50)	(0.32)
Distributions (from capital gains)	(6.67)	(3.27)	(2.99)	(3.27)	—	—
Total Dividends and Distributions	(6.96)	(3.52)	(3.29)	(3.72)	(0.50)	(0.32)
Net Asset Value, End of Period	$46.77	$69.31	$62.00	$55.27	$46.15	$50.17
Total Return*	(22.65)%	17.80%	19.76%	28.71%	(7.08)%	26.68%
Net Assets, End of Period (in thousands)	$195,982	$258,922	$235,787	$214,425	$180,168	$210,318
Average Net Assets for the Period (in thousands)	$228,369	$248,792	$206,127	$198,883	$206,497	$197,483
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	1.02%	1.09%	1.04%	0.85%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	1.02%	1.09%	1.04%	0.85%	0.89%
Ratio of Net Investment Income/(Loss)	0.75%	0.32%	0.47%	0.88%	0.94%	0.81%
Portfolio Turnover Rate	16%	20%	33%	36%	36%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United

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Notes to Financial Statements (unaudited)

States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

20	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2022.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.60%, and the Portfolio’s benchmark index used in the calculation is the MSCI World IndexSM.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±6.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.55%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $26,340 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $226,926 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$546,345,211	$195,965,849	$ (65,800,131)	$ 130,165,718

5. Capital Share Transactions

	Period ended June 30, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	106,102	$ 6,909,140	312,608	$ 21,172,671
Reinvested dividends and distributions	1,248,863	61,419,071	488,320	32,926,296
Shares repurchased	(573,463)	(35,690,222)	(1,072,453)	(73,190,533)
Net Increase/(Decrease)	781,502	$32,637,989	(271,525)	$(19,091,566)
Service Shares:
Shares sold	156,212	$ 9,431,479	233,267	$ 15,614,302
Reinvested dividends and distributions	537,847	25,617,644	194,479	12,748,040
Shares repurchased	(239,619)	(14,277,914)	(495,053)	(32,788,800)
Net Increase/(Decrease)	454,440	$20,771,209	(67,307)	$ (4,426,458)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$132,263,703	$ 161,186,514	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Global Research Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Janus Henderson VIT Global Research Portfolio

Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson VIT Global Research Portfolio

Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Janus Henderson VIT Global Research Portfolio

Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Henderson VIT Global Research Portfolio

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Janus Henderson VIT Global Research Portfolio

Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

30	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Global Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

32	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

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Janus Henderson VIT Global Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

34	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Notes

NotesPage1

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Notes

NotesPage2

36	JUNE 30, 2022

Janus Henderson VIT Global Research Portfolio

Notes

NotesPage3

Janus Aspen Series	37

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-24-81112 08-22

SEMIANNUAL REPORT June 30, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Sustainable Equity Portfolio

PORTFOLIO SNAPSHOT

We believe there is a strong link between sustainable development, innovation and long-term compounding growth. Our investment framework seeks to invest in companies that have a positive impact on the environment and society, while at the same time helping us stay on the right side of disruption. We believe this approach will provide clients with a persistent return source, deliver future compound growth and help mitigate downside risk.

Aaron Scully co-portfolio manager	Hamish Chamberlayne co-portfolio manager

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Boralex Inc - Class A	1.87%	0.69%	Taiwan Semiconductor Manufacturing Co Ltd (ADR)	3.03%	-0.68%
Humana Inc	1.81%	0.54%	NVIDIA Corp	3.32%	-0.48%
Intact Financial Corp	2.85%	0.52%	Knorr-Bremse AG	1.30%	-0.45%
Progressive Corp/The	2.16%	0.41%	Atlassian Corp PLC - Class A	1.54%	-0.40%
Aon PLC - Class A	3.10%	0.38%	Autodesk Inc	2.93%	-0.39%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	2.20%	14.64%	13.83%
	Utilities	0.63%	5.34%	2.98%
	Communication Services	0.53%	2.03%	7.77%
	Other**	0.32%	3.36%	0.00%
	Real Estate	0.11%	4.22%	2.83%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Information Technology	-2.65%	40.63%	21.80%
	Health Care	-1.16%	5.88%	13.11%
	Industrials	-0.94%	16.10%	10.01%
	Energy	-0.85%	0.00%	4.60%
	Consumer Staples	-0.54%	0.53%	7.35%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	6.4%
Aon PLC - Class A
Insurance	3.3%
Intact Financial Corp
Insurance	3.2%
Autodesk Inc
Software	2.8%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)
Semiconductor & Semiconductor Equipment	2.8%
18.5%

Asset Allocation - (% of Net Assets)
Common Stocks	96.9%
Investment Companies	3.3%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022

2	JUNE 30, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Performance

Cumulative Total Return - for the periods ended June 30, 2022		Prospectus Expense Ratios
	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	-16.50%	3.10%	0.92%
Service Shares	-16.50%	4.15%	1.18%
MSCI World Index	-13.82%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 29, 2022.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 26, 2022

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/26/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/26/22 - 6/30/22)*	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/26/22 - 6/30/22)
Institutional Shares	$1,000.00	$835.00	$3.61	$1,000.00	$1,017.44	$3.97	0.92%
Service Shares	$1,000.00	$835.00	$3.76	$1,000.00	$1,017.27	$4.14	0.96%
*

Actual Expenses Paid During Period reflect only the inception period for the Portfolio (January 26, 2022 to June 30, 2022) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 156/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares		Value
Common Stocks– 96.9%
Auto Components – 1.7%
Aptiv PLC*	822	$73,216
Building Products – 0.9%
Advanced Drainage Systems Inc	439	39,541
Containers & Packaging – 1.2%
DS Smith PLC	14,263	48,138
Diversified Financial Services – 0.5%
Linklogis Inc - Class B (144A)*	20,500	20,274
Electric Utilities – 1.8%
SSE PLC	3,830	75,329
Electrical Equipment – 5.0%
Legrand SA	1,000	73,828
Nidec Corp	700	43,240
Schneider Electric SE	764	90,379
		207,447
Electronic Equipment, Instruments & Components – 6.9%
IPG Photonics Corp*	580	54,595
Murata Manufacturing Co Ltd	1,100	59,971
Shimadzu Corp	2,300	72,733
TE Connectivity Ltd	907	102,627
		289,926
Entertainment – 2.1%
Nintendo Co Ltd	200	86,510
Equity Real Estate Investment Trusts (REITs) – 4.4%
Crown Castle International Corp	387	65,163
Equinix Inc	98	64,388
Prologis Inc	470	55,296
		184,847
Food Products – 0.5%
McCormick & Co Inc/MD	260	21,645
Health Care Equipment & Supplies – 0.3%
Nanosonics Ltd*	4,547	10,543
Health Care Providers & Services – 4.2%
Encompass Health Corp	1,544	86,541
Humana Inc	194	90,806
		177,347
Independent Power and Renewable Electricity Producers – 4.1%
Boralex Inc - Class A	2,931	97,654
Innergex Renewable Energy Inc	5,662	76,109
		173,763
Information Technology Services – 2.0%
Mastercard Inc	266	83,918
Insurance – 13.9%
AIA Group Ltd	8,800	95,384
Aon PLC - Class A	505	136,188
Intact Financial Corp	950	134,019
Marsh & McLennan Cos Inc	705	109,451
Progressive Corp/The	916	106,503
		581,545
Leisure Products – 1.2%
Shimano Inc	300	50,686
Life Sciences Tools & Services – 2.1%
ICON PLC*	405	87,763
Machinery – 7.6%
Evoqua Water Technologies Corp*	2,767	89,955
Knorr-Bremse AG	793	45,218
Wabtec Corp	1,401	114,994
Xylem Inc/NY	855	66,844
		317,011

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares		Value
Common Stocks– (continued)
Professional Services – 1.6%
Wolters Kluwer NV	702	$68,083
Semiconductor & Semiconductor Equipment – 12.7%
ASML Holding NV	137	65,437
Lam Research Corp	201	85,656
Microchip Technology Inc	1,205	69,986
NVIDIA Corp	744	112,783
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,425	116,494
Texas Instruments Inc	541	83,125
		533,481
Software – 17.0%
Adobe Inc*	161	58,936
Atlassian Corp PLC - Class A*	331	62,029
Autodesk Inc*	683	117,449
Avalara Inc*	829	58,527
Bill.com Holdings Inc*	218	23,967
Cadence Design Systems Inc*	489	73,365
Microsoft Corp	1,046	268,644
Zendesk Inc*	672	49,775
		712,692
Specialty Retail – 1.2%
Home Depot Inc	178	48,820
Textiles, Apparel & Luxury Goods – 1.9%
adidas AG	235	41,554
NIKE Inc - Class B	363	37,099
		78,653
Thrifts & Mortgage Finance – 2.1%
Walker & Dunlop Inc	894	86,128
Total Common Stocks (cost $4,888,992)		4,057,306
Investment Companies– 3.3%
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $138,693)	138,680	138,694
Total Investments (total cost $5,027,685) – 100.2%		4,196,000
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(8,345)
Net Assets – 100%		$4,187,655

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,674,625	63.7%
Japan	313,140	7.5
Canada	307,782	7.3
France	164,207	3.9
Netherlands	133,520	3.2
United Kingdom	123,467	2.9
Taiwan	116,494	2.8
Hong Kong	95,384	2.3
Ireland	87,763	2.1
Germany	86,772	2.1
Australia	72,572	1.7
China	20,274	0.5

Total	$4,196,000	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$356	$-	$1	$138,694

	Value at 1/26/22	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	-	5,114,116	(4,975,423)	138,694

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2022 is $20,274, which represents 0.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$4,057,306	$-	$-
Investment Companies	-	138,694	-
Total Assets	$4,057,306	$138,694	$-

8	JUNE 30, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2022

Assets:
Unaffiliated investments, at value (cost $4,888,992)	$4,057,306
Affiliated investments, at value (cost $138,693)	138,694
Cash	940
Cash denominated in foreign currency (cost $2,643)	2,643
Trustees' deferred compensation	122
Receivables:
Due from adviser	21,692
Portfolio shares sold	4,757
Dividends	2,654
Foreign tax reclaims	182
Dividends from affiliates	120
Other assets	232
Total Assets	4,229,342
Liabilities:
Payables:	—
Professional fees	20,895
Portfolio shares repurchased	4,758
Advisory fees	2,668
Custodian fees	1,392
12b-1 Distribution and shareholder servicing fees	445
Transfer agent fees and expenses	309
Trustees' deferred compensation fees	122
Trustees' fees and expenses	31
Accrued expenses and other payables	11,067
Total Liabilities	41,687
Net Assets	$4,187,655
Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,014,746
Total distributable earnings (loss)	(827,091)
Total Net Assets	$4,187,655
Net Assets - Institutional Shares	$2,086,598
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	250,000
Net Asset Value Per Share	$8.35
Net Assets - Service Shares	$2,101,057
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	251,760
Net Asset Value Per Share	$8.35

See Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Sustainable Equity Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2022(1)

Investment Income:
Dividends	$30,647
Dividends from affiliates	356
Other income	1,153
Foreign tax withheld	(2,375)
Total Investment Income	29,781
Expenses:
Advisory fees	15,212
12b-1 Distribution and shareholder servicing fees:
Service Shares	432
Transfer agent administrative fees and expenses:
Institutional Shares	507
Service Shares	507
Other transfer agent fees and expenses:
Institutional Shares	221
Service Shares	204
Registration fees	56,793
Professional fees	21,015
Non-affiliated portfolio administration fees	18,316
Custodian fees	2,213
Shareholder reports expense	614
Affiliated portfolio administration fees	50
Trustees’ fees and expenses	46
Other expenses	837
Total Expenses	116,967
Less: Excess Expense Reimbursement and Waivers	(97,855)
Net Expenses	19,112
Net Investment Income/(Loss)	10,669
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(6,076)
Total Net Realized Gain/(Loss) on Investments	(6,076)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(831,685)
Investments in affiliates	1
Total Change in Unrealized Net Appreciation/Depreciation	(831,684)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(827,091)

(1) Period from January 26, 2022 (inception date) through June 30, 2022.

See Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Statements of Changes in Net Assets

Period ended June 30, 2022 (unaudited)(1)

Operations:
Net investment income/(loss)	$10,669
Net realized gain/(loss) on investments	(6,076)
Change in unrealized net appreciation/depreciation	(831,684)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(827,091)
Net Decrease from Dividends and Distributions to Shareholders	—
Capital Share Transactions:
Institutional Shares	2,500,000
Service Shares	2,514,746
Net Increase/(Decrease) from Capital Share Transactions	5,014,746
Net Increase/(Decrease) in Net Assets	4,187,655
Net Assets:
Beginning of period	—
End of period	$4,187,655

(1) Period from January 26, 2022 (inception date) through June 30, 2022.

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Sustainable Equity Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30 (unaudited)	2022(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	(1.67)
Total from Investment Operations	(1.65)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$8.35
Total Return*	(16.50)%
Net Assets, End of Period (in thousands)	$2,087
Average Net Assets for the Period (in thousands)	$2,372
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%
Ratio of Net Investment Income/(Loss)	0.55%
Portfolio Turnover Rate	4%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2022 (inception date) through June 30, 2022.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30 (unaudited)	2022(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	(1.67)
Total from Investment Operations	(1.65)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$8.35
Total Return*	(16.50)%
Net Assets, End of Period (in thousands)	$2,101
Average Net Assets for the Period (in thousands)	$2,373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	0.51%
Portfolio Turnover Rate	4%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2022 (inception date) through June 30, 2022.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Sustainable Equity Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

14	JUNE 30, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Aspen Series	15

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers

16	JUNE 30, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Over $2 Billion	0.70

The Portfolio’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed 0.85% of the Portfolio’s average daily net assets. The Adviser has agreed to continue the waiver until at least April 30, 2023. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For a period of three years subsequent to the Portfolio’s commencement of operations, or until the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Portfolio fees and expenses previously waived or reimbursed, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended June 30, 2022, the Adviser reimbursed the Portfolio $97,855 of fees and expense that are eligible for recoupment. As of June 30, 2022, the aggregate amount of recoupment that may potentially be made to the Adviser is $97,855. The recoupment of such reimbursements expires at the latest January 26, 2025.

Janus Aspen Series	17

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $26,340 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $226,926 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund

18	JUNE 30, 2022

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements (unaudited)

LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of June 30, 2022, shares of the Portfolio were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Portfolio Owned
Institutional Shares	100%	50%
Service Shares	99	50

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,027,782	$ 63,635	$ (895,417)	$ (831,782)

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2022(1)
	Shares	Amount

Institutional Shares:
Shares sold	250,000	$ 2,500,000
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	250,000	$ 2,500,000
Service Shares:
Shares sold	251,761	$ 2,514,757
Reinvested dividends and distributions	-	-
Shares repurchased	(1)	(11)
Net Increase/(Decrease)	251,760	$ 2,514,746
(1)	Period from January 26, 2022 (inception date) through June 30, 2022.

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 5,044,780	$ 144,561	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Considerations for Janus Henderson Global Sustainable Equity Portfolio

The Trustees of Janus Aspen Series (the “Trust”), each of whom serves as an “independent” Trustee of the Trust and none of whom is affiliated with Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser” or “Janus Capital”), the investment adviser of Janus Henderson Global Sustainable Equity Portfolio (the “GSE Portfolio”), met by videoconference in light of coronavirus pursuant to related government directives on September 14, 2021, to consider the proposed investment advisory agreement for the GSE Portfolio. In the course of their consideration of this agreement, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital. The Trustees also had been provided and had considered various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, including information provided by their independent fee consultant, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for the GSE Portfolio. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement for the GSE Portfolio.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services to be provided by Janus Capital to the GSE Portfolio, taking into account the investment objective, strategies and policies of the Fund, the services currently provided to the GSE Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, particularly noting those employees who were expected to provide investment and risk management services to the GSE Portfolio. The Trustees also considered other services to be provided to the GSE Portfolio by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the GSE Portfolio, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the GSE Portfolio’s investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the Trustees observed that during the annual 15c process, the independent fee consultant to the Trustees noted that Janus Capital provides a number of different services for the Janus Henderson Funds, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a

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Additional Information (unaudited)

capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services expected to be provided to the GSE Portfolio by Janus Capital were appropriate and consistent with the terms of the Fund’s investment advisory agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the GSE Portfolio effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the GSE Portfolio

In the absence of performance results for the GSE Portfolio, the Trustees noted the performance of the GSE Fund, and also noted Janus Capital provided performance results for the proposed portfolio managers of the GSE Portfolio with respect to their management of an investment strategy comparable to the GSE Portfolio’s investment strategy. The Trustees considered these performance results over various time periods.

Costs of Services Provided

The Trustees examined information regarding the proposed fees and expenses of the GSE Portfolio in comparison to similar information for other comparable funds as provided by Janus Capital. The Trustees also considered the methodology used by Janus Capital in determining compensation payable to GSE Portfolios’ portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees noted that as part of their consideration of the proposed management fees for the GSE Fund, they also reviewed management fees charged by other mutual funds with comparable investment strategies and the fees charged by Janus Capital to a separate account client with a comparable investment strategy. Although the separate account fee rate for the investment strategy was lower than the management fee rate for GSE Portfolio, the Trustees considered that Janus Capital noted that, under the terms of the proposed investment advisory agreement with GSE Portfolio, Janus Capital performs significant additional services for the Fund that it does not provide to this other client, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients.

As part of the annual 15c process, the Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, while the Trustees did not consider the estimated profitability of the GSE Portfolio to Janus Capital, as the Fund had not yet commenced operations, as part of the annual 15c process the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment advisory agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not

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Janus Henderson VIT Global Sustainable Equity Portfolio

Additional Information (unaudited)

a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by GSE Portfolio to Janus Capital were reasonable in relation to the nature, extent, and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients with comparable investment strategies. The Trustees also concluded that GSE Portfolio’s estimated total expenses were reasonable, taking into account the size of the Fund, quality of services expected to be provided by Janus Capital, the investment performance of Janus Capital managing the GSE Fund and a similar strategy for another client, and the expense limitation to be provided by Janus Capital to the GSE Portfolio, as applicable.

Economies of Scale

As part of the annual 15c process, the Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital. With respect the GSE Portfolio, the Trustees noted that the proposed management agreement with Janus Capital included a fee schedule with a breakpoint.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the proposed fee structure of GSE Portfolio was reasonable and that the proposed rates of fees do reflect a sharing between Janus Capital and the GSE Portfolio of any potential economies of scale that may be initially be present for the GSE Portfolio.

Other Benefits to Janus Capital

As part of the annual 15c process, the Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and

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Additional Information (unaudited)

services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital or other Janus Henderson funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Janus Henderson Funds. The Trustees concluded that Janus Capital was likely to enjoy similar benefits in connection with its management of the GSE Portfolio.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

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Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-24-93095 08-22

SEMIANNUAL REPORT June 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Technology and Innovation Portfolio

PORTFOLIO SNAPSHOT

This global growth fund invests in companies that create and benefit from advances in technology. We invest in companies we believe to be resilient and also take smaller positions in companies that have optionality – meaning large potential upside under a specific scenario. The Fund seeks long-term growth of capital.

Jonathan Cofsky co-portfolio manager	Denny Fish co-portfolio manager

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Mastercard Inc	4.92%	0.37%	Apple Inc	8.35%	-0.68%
Alphabet Inc - Class C	4.68%	0.25%	Sea Ltd (ADR)	0.88%	-0.56%
NVIDIA Corp	2.91%	0.21%	Workday Inc - Class A	3.07%	-0.56%
CoStar Group Inc	2.06%	0.16%	Twilio Inc	1.12%	-0.52%
Via Transportation Inc	0.62%	0.14%	ASML Holding NV	6.03%	-0.46%

	2 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Other**	0.33%	1.26%	0.00%
	Real Estate	-0.06%	1.15%	0.00%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Information Technology	-4.08%	77.67%	100.00%
	Consumer Discretionary	-1.59%	7.88%	0.00%
	Communication Services	-1.35%	8.03%	0.00%
	Industrials	-0.25%	3.63%	0.00%
	Financials	-0.10%	0.38%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	13.3%
ASML Holding NV
Semiconductor & Semiconductor Equipment	5.9%
Apple Inc
Technology Hardware, Storage & Peripherals	5.4%
Mastercard Inc
Information Technology Services	5.4%
Amazon.com Inc
Internet & Direct Marketing Retail	4.6%
34.6%

Asset Allocation - (% of Net Assets)
Common Stocks	97.8%
Preferred Stocks	1.0%
Investment Companies	1.0%
Private Investment in Public Equity (PIPES)	0.4%
Investments Purchased with Cash Collateral from Securities Lending	0.4%
Warrants	0.0%
Other	(0.6)%
100.0%

Emerging markets comprised 6.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of December 31, 2021

2	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-36.83%	-34.59%	14.08%	16.39%	4.64%	0.73%
Service Shares	-36.88%	-34.73%	13.81%	16.10%	4.38%	0.97%
S&P 500 Index	-19.96%	-10.62%	11.31%	12.96%	6.36%
MSCI All Country World Information Technology Index	-29.73%	-20.45%	16.24%	16.26%	4.38%**
Morningstar Quartile - Institutional Shares	-	3rd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Technology Funds	-	166/251	79/193	66/177	55/110

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Aspen Series	3

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 18, 2000

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Institutional Shares	$1,000.00	$631.70	$2.91	$1,000.00	$1,021.22	$3.61	0.72%
Service Shares	$1,000.00	$631.20	$3.84	$1,000.00	$1,020.08	$4.76	0.95%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 97.8%
Aerospace & Defense – 0.6%
Axon Enterprise Inc*	39,737	$3,702,296
Entertainment – 0.7%
Sea Ltd (ADR)*	56,489	3,776,855
Equity Real Estate Investment Trusts (REITs) – 0.4%
Equinix Inc	3,335	2,191,162
Information Technology Services – 11.3%
Adyen NV (144A)*	2,188	3,182,112
Marqeta Inc - Class A*,#	330,238	2,678,230
Mastercard Inc	97,389	30,724,282
MongoDB Inc*	11,419	2,963,231
Okta Inc*	58,723	5,308,559
Shopify Inc*	48,170	1,504,831
Snowflake Inc - Class A*	46,174	6,420,956
Square Inc*	45,617	2,803,621
Toast Inc - Class A*,#	60,852	787,425
Twilio Inc*	55,387	4,641,984
Wix.com Ltd*	41,344	2,710,099
		63,725,330
Interactive Media & Services – 5.3%
Alphabet Inc - Class C*	10,597	23,180,408
Match Group Inc*	65,563	4,569,085
Snap Inc - Class A*	177,078	2,325,034
		30,074,527
Internet & Direct Marketing Retail – 6.7%
Amazon.com Inc*	242,440	25,749,552
Farfetch Ltd - Class A*	273,601	1,958,983
Global-E Online Ltd*	143,802	2,900,486
MercadoLibre Inc*	11,231	7,152,687
		37,761,708
Professional Services – 2.7%
CoStar Group Inc*	254,228	15,357,914
Road & Rail – 0.3%
Uber Technologies Inc*	96,157	1,967,372
Semiconductor & Semiconductor Equipment – 27.4%
Advanced Micro Devices Inc*	124,678	9,534,127
Analog Devices Inc	83,282	12,166,667
Applied Materials Inc	62,667	5,701,444
ASML Holding NV	70,306	33,580,953
KLA Corp	46,304	14,774,680
Lam Research Corp	38,057	16,217,991
Marvell Technology Inc	198,465	8,639,181
NVIDIA Corp	124,392	18,856,583
NXP Semiconductors NV	26,891	3,980,675
Taiwan Semiconductor Manufacturing Co Ltd	1,517,000	24,286,694
Texas Instruments Inc	48,251	7,413,766
		155,152,761
Software – 37.0%
Adobe Inc*	6,169	2,258,224
Atlassian Corp PLC - Class A*	85,585	16,038,629
Autodesk Inc*	4,782	822,313
Avalara Inc*	153,998	10,872,259
Cadence Design Systems Inc*	81,060	12,161,432
CCC Intelligent Solutions Holdings Inc*	582,828	5,362,018
Ceridian HCM Holding Inc*	83,556	3,933,816
Coupa Software Inc*	45,313	2,587,372
Datadog Inc - Class A*	10,685	1,017,639
Dynatrace Inc*	166,416	6,563,447
Microsoft Corp	292,261	75,061,393
Momentive Global Inc*	222,400	1,957,120

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Nice Ltd (ADR)*	24,437	$4,702,901
Olo Inc - Class A*	192,533	1,900,301
Pagerduty Inc*	49,340	1,222,645
Paylocity Holding Corp*	15,230	2,656,417
Procore Technologies Inc*	100,237	4,549,757
ServiceNow Inc*	22,341	10,623,592
Synopsys Inc*	19,303	5,862,321
Trade Desk Inc*	18,756	785,689
Tyler Technologies Inc*	20,744	6,896,965
Workday Inc - Class A*	137,112	19,138,093
Zendesk Inc*	170,452	12,625,380
		209,599,723
Technology Hardware, Storage & Peripherals – 5.4%
Apple Inc	224,958	30,756,258
Total Common Stocks (cost $488,950,765)		554,065,906
Private Investment in Public Equity (PIPES)– 0.4%
Diversified Financial Services – 0.4%
Altimeter Growth Corp*,§	421,689	1,066,873
CCC Intelligent Solutions Holdings Inc*,§	112,363	1,033,740
Total Private Investment in Public Equity (PIPES) (cost $5,340,520)		2,100,613
Preferred Stocks– 1.0%
Professional Services – 0.2%
Apartment List Inc PP*,¢,§	485,075	1,222,389
Software – 0.8%
Magic Leap Inc PP - Class A private equity common shares*,¢,§	3,260	0
Via Transportation Inc PP - Preferred shares*,¢,§	86,990	3,924,732
Via Transportation Inc PP - private equity common shares*,¢,§	10,455	451,970
		4,376,702
Total Preferred Stocks (cost $7,734,745)		5,599,091
Warrants– 0%
Internet & Direct Marketing Retail – 0%
Grab Holdings Ltd, expires 12/1/26*((cost $140,430)	43,562	17,860
Investment Companies– 1.0%
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $5,484,742)	5,484,223	5,484,771
Investments Purchased with Cash Collateral from Securities Lending– 0.4%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	2,048,562	2,048,562
Time Deposits – 0.1%
Royal Bank of Canada, 1.5600%, 7/1/22	$512,141	512,141
Total Investments Purchased with Cash Collateral from Securities Lending (cost $2,560,703)		2,560,703
Total Investments (total cost $510,211,905) – 100.6%		569,828,944
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(3,632,688)
Net Assets – 100%		$566,196,256

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$468,015,854	82.1%
Netherlands	36,763,065	6.5
Taiwan	28,063,549	4.9
Australia	16,038,629	2.8
Israel	10,313,486	1.8
Argentina	7,152,687	1.3
United Kingdom	1,958,983	0.3
Canada	1,504,831	0.3
Singapore	17,860	0.0

Total	$569,828,944	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$17,641	$(426)	$29	$5,484,771
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	18,925∆	-	-	2,048,562
Total Affiliated Investments - 1.3%	$36,566	$(426)	$29	$7,533,333

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	16,336,249	63,827,262	(74,678,343)	5,484,771
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	7,875,534	26,336,826	(32,163,798)	2,048,562

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$2,339,311	$—	$(2,339,311)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2022 is $3,182,112, which represents 0.6% of net assets.

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of June 30, 2022.
#	Loaned security; a portion of the security is on loan at June 30, 2022.
¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended June 30, 2022 is $5,599,091, which represents 0.99% of net assets.
£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of June 30, 2022)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Altimeter Growth Corp	4/14/21	$4,216,890	$1,066,873	0.2%
Apartment List Inc PP	11/2/20	1,771,979	1,222,389	0.2
CCC Intelligent Solutions Holdings Inc	2/3/21	1,123,630	1,033,740	0.2
Magic Leap Inc PP - Class A private equity common shares	10/5/17	1,585,170	0	0.0
Via Transportation Inc PP - Preferred shares	11/4/21	3,925,258	3,924,732	0.7
Via Transportation Inc PP - private equity common shares	12/2/21	452,338	451,970	0.1
Total		$13,075,265	$7,699,704	1.4%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2022. The issuer incurs all registration costs.

10	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$554,065,906	$-	$-
Private Investment in Public Equity (PIPES)	2,100,613	-	-
Preferred Stocks	-	-	5,599,091
Warrants	17,860	-	-
Investment Companies	-	5,484,771	-
Investments Purchased with Cash Collateral from Securities Lending	-	2,560,703	-
Total Assets	$556,184,379	$8,045,474	$5,599,091

Janus Aspen Series	11

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2022

Assets:
Unaffiliated investments, at value (cost $502,678,601)(1)	$562,295,611
Affiliated investments, at value (cost $7,533,304)	7,533,333
Trustees' deferred compensation	16,565
Receivables:
Portfolio shares sold	408,498
Dividends	196,307
Dividends from affiliates	5,776
Foreign tax reclaims	694
Other assets	3,371
Total Assets	570,460,155
Liabilities:
Due to custodian	1,488
Foreign cash due to custodian (cost $130)	130
Collateral for securities loaned (Note 2)	2,560,703
Payables:	—
Portfolio shares repurchased	1,130,722
Advisory fees	313,643
12b-1 Distribution and shareholder servicing fees	114,654
Professional fees	31,809
Transfer agent fees and expenses	25,436
Trustees' deferred compensation fees	16,565
Custodian fees	7,144
Trustees' fees and expenses	3,279
Affiliated portfolio administration fees payable	1,225
Accrued expenses and other payables	57,101
Total Liabilities	4,263,899
Net Assets	$566,196,256
Net Assets Consist of:
Capital (par value and paid-in surplus)	$509,329,954
Total distributable earnings (loss)	56,866,302
Total Net Assets	$566,196,256
Net Assets - Institutional Shares	$35,254,643
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,402,711
Net Asset Value Per Share	$10.36
Net Assets - Service Shares	$530,941,613
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	50,820,251
Net Asset Value Per Share	$10.45

(1) Includes $2,339,311 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2022

Investment Income:
Dividends	$1,907,638
Affiliated securities lending income, net	18,925
Dividends from affiliates	17,641
Unaffiliated securities lending income, net	516
Other income	15
Foreign tax withheld	(115,042)
Total Investment Income	1,829,693
Expenses:
Advisory fees	2,258,031
12b-1 Distribution and shareholder servicing fees:
Service Shares	823,073
Transfer agent administrative fees and expenses:
Institutional Shares	11,357
Service Shares	165,052
Other transfer agent fees and expenses:
Institutional Shares	648
Service Shares	4,610
Professional fees	27,129
Custodian fees	10,451
Affiliated portfolio administration fees	8,821
Trustees’ fees and expenses	6,792
Shareholder reports expense	2,445
Other expenses	42,832
Total Expenses	3,361,241
Net Investment Income/(Loss)	(1,531,548)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	287,718
Investments in affiliates	(426)
Total Net Realized Gain/(Loss) on Investments	287,292
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(338,417,938)
Investments in affiliates	29
Total Change in Unrealized Net Appreciation/Depreciation	(338,417,909)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(339,662,165)

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Technology and Innovation Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2022 (unaudited)	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$(1,531,548)	$(4,206,315)
Net realized gain/(loss) on investments	287,292	123,414,165
Change in unrealized net appreciation/depreciation	(338,417,909)	20,265,234
Net Increase/(Decrease) in Net Assets Resulting from Operations	(339,662,165)	139,473,084
Dividends and Distributions to Shareholders:
Institutional Shares	(7,665,574)	(7,520,075)
Service Shares	(112,948,823)	(107,940,768)
Net Decrease from Dividends and Distributions to Shareholders	(120,614,397)	(115,460,843)
Capital Share Transactions:
Institutional Shares	5,458,363	6,607,340
Service Shares	83,562,574	122,969,787
Net Increase/(Decrease) from Capital Share Transactions	89,020,937	129,577,127
Net Increase/(Decrease) in Net Assets	(371,255,625)	153,589,368
Net Assets:
Beginning of period	937,451,881	783,862,513
End of period	$566,196,256	$937,451,881

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.75	$20.34	$14.88	$11.06	$11.40	$8.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.05)	(0.01)	0.02	0.01	—(2)
Net realized and unrealized gain/(loss)	(7.58)	3.47	7.04	4.81	0.20	3.68
Total from Investment Operations	(7.60)	3.42	7.03	4.83	0.21	3.68
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	—	—	—	—
Distributions (from capital gains)	(2.79)	(2.96)	(1.57)	(1.01)	(0.55)	(0.65)
Total Dividends and Distributions	(2.79)	(3.01)	(1.57)	(1.01)	(0.55)	(0.65)
Net Asset Value, End of Period	$10.36	$20.75	$20.34	$14.88	$11.06	$11.40
Total Return*	(36.83)%	18.01%	51.20%	45.17%	1.19%	45.09%
Net Assets, End of Period (in thousands)	$35,255	$59,208	$51,009	$34,515	$24,240	$24,815
Average Net Assets for the Period (in thousands)	$46,469	$56,037	$39,592	$30,035	$27,658	$12,729
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.72%	0.75%	0.75%	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.72%	0.75%	0.75%	0.76%	0.76%
Ratio of Net Investment Income/(Loss)	(0.20)%	(0.25)%	(0.07)%	0.11%	0.09%	0.03%
Portfolio Turnover Rate	21%	47%	44%	30%	32%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.91	$20.51	$15.03	$11.19	$11.56	$8.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.10)	(0.05)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain/(loss)	(7.63)	3.49	7.10	4.87	0.20	3.74
Total from Investment Operations	(7.67)	3.39	7.05	4.85	0.18	3.72
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	—	—	—	—
Distributions (from capital gains)	(2.79)	(2.96)	(1.57)	(1.01)	(0.55)	(0.65)
Total Dividends and Distributions	(2.79)	(2.99)	(1.57)	(1.01)	(0.55)	(0.65)
Net Asset Value, End of Period	$10.45	$20.91	$20.51	$15.03	$11.19	$11.56
Total Return*	(36.88)%	17.69%	50.80%	44.82%	0.91%	44.91%
Net Assets, End of Period (in thousands)	$530,942	$878,244	$732,854	$508,622	$370,831	$369,931
Average Net Assets for the Period (in thousands)	$675,462	$822,224	$577,972	$449,847	$416,626	$320,729
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.97%	0.99%	0.99%	1.00%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.97%	0.99%	0.99%	1.00%	1.00%
Ratio of Net Investment Income/(Loss)	(0.44)%	(0.49)%	(0.32)%	(0.13)%	(0.16)%	(0.21)%
Portfolio Turnover Rate	21%	47%	44%	30%	32%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology and Innovation Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2022.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

Private Investment in Public Equity

Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,339,311. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $2,560,703, resulting in the net amount due to the counterparty of $221,392.

22	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Portfolio’s average daily net assets for at least a one-year period commencing April 30, 2022. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $26,340 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

“Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $226,926 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 514,229,949	$165,319,628	$(109,720,633)	$ 55,598,995

5. Capital Share Transactions

	Period ended June 30, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	299,518	$ 4,861,226	648,301	$ 13,535,458
Reinvested dividends and distributions	729,360	7,665,574	392,488	7,520,075
Shares repurchased	(479,594)	(7,068,437)	(695,151)	(14,448,193)
Net Increase/(Decrease)	549,284	$ 5,458,363	345,638	$ 6,607,340
Service Shares:
Shares sold	3,979,343	$64,506,535	7,348,585	$154,522,960
Reinvested dividends and distributions	10,655,549	112,948,823	5,584,106	107,940,768
Shares repurchased	(5,813,422)	(93,892,784)	(6,674,085)	(139,493,941)
Net Increase/(Decrease)	8,821,470	$83,562,574	6,258,606	$122,969,787

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$150,985,923	$ 175,655,228	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

28	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

Janus Aspen Series	31

Janus Henderson VIT Global Technology and Innovation Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

32	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

34	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series	35

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes

NotesPage1

36	JUNE 30, 2022

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes

NotesPage2

Janus Aspen Series	37

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-24-81119 08-22

SEMIANNUAL REPORT June 30, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Mid Cap Value Portfolio

PORTFOLIO SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. The Fund seeks capital appreciation.

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Coterra Energy Inc	2.30%	0.81%	MKS Instruments Inc	1.16%	-0.38%
First Horizon National Corp	1.40%	0.69%	Teradyne Inc	1.08%	-0.35%
BWX Technologies Inc	1.74%	0.49%	Hanesbrands Inc	1.39%	-0.33%
ManTech International Corp	1.21%	0.46%	F5 Networks Inc	1.38%	-0.30%
Activision Blizzard Inc	1.13%	0.42%	Qurate Retail Inc	0.46%	-0.29%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Industrials	1.59%	16.78%	14.26%
	Financials	1.43%	15.12%	16.51%
	Other**	0.60%	2.99%	0.00%
	Health Care	0.44%	10.68%	7.72%
	Communication Services	0.43%	5.05%	3.64%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Information Technology	-0.40%	10.11%	9.36%
	Energy	-0.26%	6.03%	7.16%
	Utilities	-0.25%	4.98%	7.72%
	Materials	0.04%	8.77%	7.92%
	Consumer Staples	0.20%	3.97%	4.73%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	2.8%
Laboratory Corp of America Holdings
Health Care Providers & Services	2.8%
RenaissanceRe Holdings Ltd
Insurance	2.7%
Cabot Oil & Gas Corp
Oil, Gas & Consumable Fuels	2.3%
Alliant Energy Corp
Electric Utilities	2.3%
12.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.3%
Repurchase Agreements	3.2%
Other	0.5%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of December 31, 2021

2	JUNE 30, 2022

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses‡
Institutional Shares	-12.28%	-7.17%	4.85%	8.43%	9.38%#	0.67%
Service Shares	-12.34%	-7.36%	4.61%	8.17%	8.94%*	0.92%
Russell Midcap Value Index	-16.23%	-10.00%	6.27%	10.62%	10.37%**
Morningstar Quartile - Service Shares	-	2nd	4th	4th	3rd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	212/409	308/386	309/337	148/229

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

#Institutional Shares inception date – May 1, 2003

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

4	JUNE 30, 2022

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Institutional Shares	$1,000.00	$877.20	$3.12	$1,000.00	$1,021.47	$3.36	0.67%
Service Shares	$1,000.00	$876.60	$4.28	$1,000.00	$1,020.23	$4.61	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 96.3%
Aerospace & Defense – 2.6%
BWX Technologies Inc	42,033	$2,315,598
L3Harris Technologies Inc	2,432	587,814
		2,903,412
Airlines – 1.5%
Southwest Airlines Co*	45,948	1,659,642
Auto Components – 1.7%
Aptiv PLC*	10,016	892,125
Autoliv Inc	15,168	1,085,574
		1,977,699
Banks – 6.0%
Citizens Financial Group Inc	42,197	1,506,011
Fifth Third Bancorp	27,992	940,531
First Horizon National Corp	59,213	1,294,396
Regions Financial Corp	75,658	1,418,588
Synovus Financial Corp	21,168	763,106
Webster Financial Corp	19,461	820,281
		6,742,913
Capital Markets – 1.7%
State Street Corp	30,892	1,904,492
Chemicals – 4.7%
Axalta Coating Systems Ltd*	50,142	1,108,640
Corteva Inc	33,178	1,796,257
DuPont de Nemours Inc	26,737	1,486,042
Westlake Chemical Corp	9,992	979,416
		5,370,355
Commercial Services & Supplies – 1.8%
Waste Connections Inc	16,654	2,064,430
Communications Equipment – 1.1%
F5 Networks Inc*	8,443	1,292,117
Construction Materials – 0.8%
Martin Marietta Materials Inc	2,936	878,569
Containers & Packaging – 1.6%
Graphic Packaging Holding Co	88,387	1,811,933
Electric Utilities – 4.3%
Alliant Energy Corp	44,366	2,600,291
Entergy Corp	19,975	2,249,984
		4,850,275
Electrical Equipment – 2.9%
Acuity Brands Inc	9,465	1,457,989
AMETEK Inc	16,788	1,844,833
		3,302,822
Electronic Equipment, Instruments & Components – 1.4%
Vontier Corp	71,059	1,633,646
Energy Equipment & Services – 2.0%
Baker Hughes Co	77,512	2,237,771
Entertainment – 3.8%
Activision Blizzard Inc	23,477	1,827,919
Take-Two Interactive Software Inc*	12,339	1,511,898
Warner Bros Discovery Inc*	74,517	1,000,018
		4,339,835
Equity Real Estate Investment Trusts (REITs) – 8.9%
Apple Hospitality Inc	113,555	1,665,852
Equity LifeStyle Properties Inc	45,284	3,191,163
Equity Residential	18,262	1,318,882
Lamar Advertising Co	13,963	1,228,325
Sunstone Hotel Investors Inc*	120,961	1,199,933
Weyerhaeuser Co	42,421	1,404,984
		10,009,139

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Food & Staples Retailing – 2.2%
Casey's General Stores Inc	13,208	$2,443,216
Food Products – 2.9%
Kellogg Co	17,766	1,267,426
Lamb Weston Holdings Inc	28,325	2,024,104
		3,291,530
Health Care Equipment & Supplies – 3.3%
Envista Holdings Corp*	53,653	2,067,787
Globus Medical Inc*	29,229	1,640,916
		3,708,703
Health Care Providers & Services – 6.9%
Cardinal Health Inc	37,856	1,978,733
Henry Schein Inc*	22,394	1,718,516
Humana Inc	2,149	1,005,882
Laboratory Corp of America Holdings	13,297	3,116,285
		7,819,416
Industrial Conglomerates – 1.1%
Carlisle Cos Inc	5,054	1,205,935
Information Technology Services – 1.7%
Global Payments Inc	17,732	1,961,868
Insurance – 7.5%
Globe Life Inc	16,786	1,636,131
Hartford Financial Services Group Inc	38,150	2,496,154
Reinsurance Group of America Inc	11,414	1,338,748
RenaissanceRe Holdings Ltd	19,435	3,039,051
		8,510,084
Life Sciences Tools & Services – 1.2%
Agilent Technologies Inc	11,022	1,309,083
Machinery – 2.3%
Lincoln Electric Holdings Inc	11,692	1,442,325
Oshkosh Corp	13,725	1,127,372
		2,569,697
Media – 1.5%
Fox Corp - Class B	56,115	1,666,616
Multi-Utilities – 1.4%
DTE Energy Co	12,511	1,585,769
Oil, Gas & Consumable Fuels – 3.8%
Cabot Oil & Gas Corp	102,524	2,644,094
Pioneer Natural Resources Co	7,394	1,649,454
		4,293,548
Professional Services – 1.4%
Mantech International Corp	16,522	1,577,025
Road & Rail – 1.2%
Canadian Pacific Railway Ltd	20,034	1,399,175
Semiconductor & Semiconductor Equipment – 2.3%
Lam Research Corp	1,052	448,310
Microchip Technology Inc	15,867	921,555
Teradyne Inc	13,448	1,204,268
		2,574,133
Software – 1.9%
Black Knight Inc*	18,909	1,236,460
Synopsys Inc*	3,166	961,514
		2,197,974
Specialty Retail – 3.7%
AutoZone Inc*	885	1,901,971
Burlington Stores Inc*	5,309	723,245
O'Reilly Automotive Inc*	2,510	1,585,718
		4,210,934

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Textiles, Apparel & Luxury Goods – 0.7%
Hanesbrands Inc	81,301	$836,587
Trading Companies & Distributors – 2.5%
GATX Corp	12,161	1,145,080
MSC Industrial Direct Co Inc	22,096	1,659,631
		2,804,711
Total Common Stocks (cost $93,162,562)		108,945,054
Repurchase Agreements– 3.2%
ING Financial Markets LLC, Joint repurchase agreement, 1.4700%, dated 6/30/22, maturing 7/1/22 to be repurchased at $3,600,147 collateralized by $4,025,139 in U.S. Treasuries 0% - 3.2500%, 11/17/22 - 11/15/51 with a value of $3,672,150((cost $3,600,000)	$3,600,000	3,600,000
Total Investments (total cost $96,762,562) – 99.5%		112,545,054
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		558,274
Net Assets – 100%		$113,103,328

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$110,060,305	97.8%
Canada	1,399,175	1.2
Sweden	1,085,574	1.0

Total	$112,545,054	100.0%

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$3,600,000	$—	$(3,600,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$108,945,054	$-	$-
Repurchase Agreements	-	3,600,000	-
Total Assets	$108,945,054	$3,600,000	$-

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Janus Henderson VIT Mid Cap Value Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2022

Assets:
Investments, at value (cost $93,162,562)	$108,945,054
Repurchase agreements, at value (cost $3,600,000)	3,600,000
Cash	25,666
Trustees' deferred compensation	3,305
Receivables:
Investments sold	1,261,975
Dividends	142,986
Portfolio shares sold	3,083
Interest	179
Other assets	316
Total Assets	113,982,564
Liabilities:
Payables:	—
Investments purchased	741,663
Advisory fees	47,001
Professional fees	25,450
Portfolio shares repurchased	17,590
12b-1 Distribution and shareholder servicing fees	13,885
Transfer agent fees and expenses	5,116
Trustees' deferred compensation fees	3,305
Custodian fees	1,533
Trustees' fees and expenses	503
Affiliated portfolio administration fees payable	240
Accrued expenses and other payables	22,950
Total Liabilities	879,236
Net Assets	$113,103,328
Net Assets Consist of:
Capital (par value and paid-in surplus)	$93,800,106
Total distributable earnings (loss)	19,303,222
Total Net Assets	$113,103,328
Net Assets - Institutional Shares	$47,838,661
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,128,218
Net Asset Value Per Share	$15.29
Net Assets - Service Shares	$65,264,667
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,461,079
Net Asset Value Per Share	$14.63

See Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2022

Investment Income:
Dividends	$972,817
Interest	8,232
Foreign tax withheld	(1,687)
Total Investment Income	979,362
Expenses:
Advisory fees	303,633
12b-1 Distribution and shareholder servicing fees:
Service Shares	89,952
Transfer agent administrative fees and expenses:
Institutional Shares	12,463
Service Shares	18,000
Other transfer agent fees and expenses:
Institutional Shares	817
Service Shares	696
Non-affiliated portfolio administration fees	24,039
Professional fees	20,197
Registration fees	19,272
Shareholder reports expense	6,863
Custodian fees	2,161
Affiliated portfolio administration fees	1,523
Trustees’ fees and expenses	1,081
Other expenses	2,204
Total Expenses	502,901
Net Investment Income/(Loss)	476,461
Net Realized Gain/(Loss) on Investments:
Investments	3,425,766
Total Net Realized Gain/(Loss) on Investments	3,425,766
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(19,564,075)
Total Change in Unrealized Net Appreciation/Depreciation	(19,564,075)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(15,661,848)

See Notes to Financial Statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2022 (unaudited)	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$476,461	$998,826
Net realized gain/(loss) on investments	3,425,766	12,968,913
Change in unrealized net appreciation/depreciation	(19,564,075)	8,552,472
Net Increase/(Decrease) in Net Assets Resulting from Operations	(15,661,848)	22,520,211
Dividends and Distributions to Shareholders:
Institutional Shares	(4,252,499)	(248,276)
Service Shares	(5,986,956)	(228,918)
Net Decrease from Dividends and Distributions to Shareholders	(10,239,455)	(477,194)
Capital Share Transactions:
Institutional Shares	(122,559)	710,776
Service Shares	2,156,017	(2,287,624)
Net Increase/(Decrease) from Capital Share Transactions	2,033,458	(1,576,848)
Net Increase/(Decrease) in Net Assets	(23,867,845)	20,466,169
Net Assets:
Beginning of period	136,971,173	116,505,004
End of period	$113,103,328	$136,971,173

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.12	$16.04	$16.73	$14.08	$18.02	$16.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.16	0.18	0.21	0.17	0.12
Net realized and unrealized gain/(loss)	(2.42)	3.00	(0.41)	3.90	(2.40)	2.13
Total from Investment Operations	(2.34)	3.16	(0.23)	4.11	(2.23)	2.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.08)	(0.18)	(0.19)	(0.18)	(0.14)
Distributions (from capital gains)	(1.37)	—	(0.28)	(1.27)	(1.53)	(0.64)
Total Dividends and Distributions	(1.49)	(0.08)	(0.46)	(1.46)	(1.71)	(0.78)
Net Asset Value, End of Period	$15.29	$19.12	$16.04	$16.73	$14.08	$18.02
Total Return*	(12.28)%	19.73%	(0.92)%	30.35%	(13.63)%	13.94%
Net Assets, End of Period (in thousands)	$47,839	$58,536	$48,538	$45,771	$36,265	$43,609
Average Net Assets for the Period (in thousands)	$50,913	$54,542	$40,480	$41,788	$42,219	$46,007
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.81%	0.81%	0.81%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.81%	0.81%	0.81%	0.70%
Ratio of Net Investment Income/(Loss)	0.92%	0.90%	1.24%	1.32%	1.03%	0.71%
Portfolio Turnover Rate	21%	63%	44%	43%	42%	48%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.36	$15.42	$16.12	$13.62	$17.49	$16.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.12	0.13	0.16	0.13	0.08
Net realized and unrealized gain/(loss)	(2.31)	2.87	(0.40)	3.77	(2.32)	2.06
Total from Investment Operations	(2.25)	2.99	(0.27)	3.93	(2.19)	2.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.05)	(0.15)	(0.16)	(0.15)	(0.11)
Distributions (from capital gains)	(1.37)	—	(0.28)	(1.27)	(1.53)	(0.64)
Total Dividends and Distributions	(1.48)	(0.05)	(0.43)	(1.43)	(1.68)	(0.75)
Net Asset Value, End of Period	$14.63	$18.36	$15.42	$16.12	$13.62	$17.49
Total Return*	(12.34)%	19.42%	(1.21)%	30.05%	(13.82)%	13.63%
Net Assets, End of Period (in thousands)	$65,265	$78,435	$67,967	$72,167	$62,334	$76,123
Average Net Assets for the Period (in thousands)	$73,463	$74,166	$62,469	$68,198	$72,480	$74,099
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.92%	1.06%	1.05%	1.06%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.92%	1.06%	1.05%	1.06%	0.95%
Ratio of Net Investment Income/(Loss)	0.67%	0.68%	0.97%	1.06%	0.78%	0.47%
Portfolio Turnover Rate	21%	63%	44%	43%	42%	48%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

16	JUNE 30, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

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Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

18	JUNE 30, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Repurchase Agreements

The Portfolio and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell Midcap® Value Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.49%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets for at least a one-year period commencing April 30, 2022. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

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Notes to Financial Statements (unaudited)

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $26,340 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $226,926 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2022.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment

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Notes to Financial Statements (unaudited)

adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2022, the Portfolio engaged in cross trades amounting to $548,232 in purchases and $115,122 in sales, resulting in a net realized gain of $64,553. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 96,950,539	$23,480,636	$ (7,886,121)	$ 15,594,515

5. Capital Share Transactions

	Period ended June 30, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	444,655	$ 8,039,201	714,567	$12,784,490
Reinvested dividends and distributions	275,599	4,252,499	13,398	248,276
Shares repurchased	(654,041)	(12,414,259)	(692,363)	(12,321,990)
Net Increase/(Decrease)	66,213	$ (122,559)	35,602	$ 710,776
Service Shares:
Shares sold	147,480	$ 2,573,620	496,689	$ 8,637,228
Reinvested dividends and distributions	405,620	5,986,956	12,864	228,918
Shares repurchased	(363,449)	(6,404,559)	(645,292)	(11,153,770)
Net Increase/(Decrease)	189,651	$ 2,156,017	(135,739)	$ (2,287,624)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$25,850,737	$ 34,477,766	$ -	$ -

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Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Janus Henderson VIT Mid Cap Value Portfolio

Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

28	JUNE 30, 2022

Janus Henderson VIT Mid Cap Value Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Mid Cap Value Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Janus Henderson VIT Mid Cap Value Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

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Janus Henderson VIT Mid Cap Value Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Mid Cap Value Portfolio

Notes

NotesPage1

Janus Aspen Series	33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-24-81122 08-22

SEMIANNUAL REPORT June 30, 2022

Janus Henderson VIT Overseas Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Overseas Portfolio

PORTFOLIO SNAPSHOT

An international equity fund seeking to grow capital by investing with conviction in companies outside the U.S. where the portfolio managers believe the market underestimates free-cash-flow growth. The Fund considers both growth and value criteria as it seeks to deliver strong, risk-adjusted returns over the long term, regardless of prevailing market conditions.

Julian McManus co-portfolio manager	George Maris co-portfolio manager

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Canadian Natural Resources Ltd	4.41%	1.71%	Ferguson PLC	5.29%	-1.17%
Teck Resources Ltd	4.78%	1.30%	Erste Group Bank AG	2.54%	-0.74%
AstraZeneca PLC	4.88%	1.12%	Entain PLC	2.98%	-0.50%
AIA Group Ltd	2.68%	0.56%	ASML Holding NV	2.66%	-0.48%
China Construction Bank Corp	2.41%	0.44%	Hexagon AB - Class B	1.65%	-0.33%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Health Care	1.83%	11.00%	9.29%
	Energy	1.30%	6.60%	5.63%
	Materials	1.21%	9.15%	8.64%
	Consumer Discretionary	0.67%	10.34%	11.32%
	Information Technology	0.20%	11.84%	12.05%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Industrials	-0.76%	12.83%	12.10%
	Financials	-0.66%	20.86%	20.43%
	Consumer Staples	-0.42%	8.56%	8.57%
	Utilities	-0.21%	0.00%	3.23%
	Communication Services	-0.16%	7.65%	6.27%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

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Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
AstraZeneca PLC
Pharmaceuticals	5.4%
Ferguson PLC
Trading Companies & Distributors	4.9%
NN Group NV
Insurance	3.9%
JD.Com Inc - Class A
Internet & Direct Marketing Retail	3.8%
Diageo PLC
Beverages	3.6%
21.6%

Asset Allocation - (% of Net Assets)
Common Stocks	98.7%
Investments Purchased with Cash Collateral from Securities Lending	3.5%
Investment Companies	1.6%
Other	(3.8)%
100.0%

Emerging markets comprised 18.1% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of December 31, 2021

2	JUNE 30, 2022

Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-15.63%	-14.83%	5.77%	4.47%	8.06%	0.87%
Service Shares	-15.74%	-15.04%	5.50%	4.21%	7.89%	1.12%
MSCI All Country World ex-USA Index	-18.42%	-19.42%	2.50%	4.83%	N/A**
Morningstar Quartile - Institutional Shares	-	1st	1st	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	78/762	18/674	431/553	7/128

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitionsfor index definitions.

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Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 2, 1994

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2022

Janus Henderson VIT Overseas Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Institutional Shares	$1,000.00	$843.70	$3.98	$1,000.00	$1,020.48	$4.36	0.87%
Service Shares	$1,000.00	$842.60	$5.07	$1,000.00	$1,019.29	$5.56	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 98.7%
Aerospace & Defense – 2.7%
Airbus SE	166,900	$16,167,465
Banks – 10.6%
BNP Paribas SA	459,020	21,818,817
China Construction Bank Corp	21,462,000	14,414,490
Erste Group Bank AG	475,190	12,049,286
Permanent TSB Group Holdings PLC*	3,507,426	4,869,485
Royal Bank of Scotland Group PLC	4,118,669	10,942,948
		64,095,026
Beverages – 7.1%
Diageo PLC	511,837	21,993,361
Heineken NV	230,530	21,014,805
		43,008,166
Biotechnology – 0.8%
Ascendis Pharma A/S (ADR)*	54,034	5,023,001
Electronic Equipment, Instruments & Components – 3.9%
Hexagon AB - Class B	813,782	8,456,832
Keyence Corp	44,600	15,248,032
		23,704,864
Entertainment – 5.1%
Liberty Media Corp-Liberty Formula One*	259,484	16,469,449
Nintendo Co Ltd	28,900	12,500,752
Sea Ltd (ADR)*	24,482	1,636,867
		30,607,068
Hotels, Restaurants & Leisure – 5.5%
Entain PLC*	1,069,059	16,199,244
Yum China Holdings Inc	346,400	16,899,284
		33,098,528
Insurance – 11.1%
AIA Group Ltd	1,882,800	20,407,838
Beazley PLC	2,142,960	13,014,825
NN Group NV	511,897	23,246,103
Prudential PLC	843,013	10,424,415
		67,093,181
Interactive Media & Services – 1.0%
NAVER Corp	31,208	5,769,910
Internet & Direct Marketing Retail – 3.8%
JD.Com Inc - Class A	719,878	23,192,868
Machinery – 1.9%
Alstom SA#	497,323	11,250,449
Metals & Mining – 6.4%
Freeport-McMoRan Inc	250,114	7,318,336
Hindustan Zinc Ltd	3,692,019	11,658,023
Teck Resources Ltd	648,618	19,836,522
		38,812,881
Oil, Gas & Consumable Fuels – 5.6%
Canadian Natural Resources Ltd#	361,987	19,431,462
Total SE	275,636	14,547,439
		33,978,901
Personal Products – 1.6%
Unilever PLC	206,106	9,334,134
Pharmaceuticals – 11.4%
AstraZeneca PLC	247,411	32,521,193
Novartis AG	170,149	14,412,307
Sanofi	177,185	17,885,960
Takeda Pharmaceutical Co Ltd	133,074	3,745,220
		68,564,680
Road & Rail – 2.9%
Central Japan Railway Co	82,000	9,462,701

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Road & Rail– (continued)
Full Truck Alliance Co (ADR)*	888,730	$8,051,894
		17,514,595
Semiconductor & Semiconductor Equipment – 7.1%
ASML Holding NV	31,081	14,845,527
SK Hynix Inc	85,891	6,021,170
Taiwan Semiconductor Manufacturing Co Ltd	1,357,000	21,725,145
		42,591,842
Specialty Retail – 1.1%
Industria de Diseno Textil SA	304,056	6,878,360
Textiles, Apparel & Luxury Goods – 4.2%
LVMH Moet Hennessy Louis Vuitton SE	17,051	10,392,681
Samsonite International SA (144A)*	7,502,700	14,935,408
		25,328,089
Trading Companies & Distributors – 4.9%
Ferguson PLC	264,388	29,565,582
Total Common Stocks (cost $546,665,908)		595,579,590
Investment Companies– 1.6%
Money Markets – 1.6%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $9,622,422)	9,622,024	9,622,986
Investments Purchased with Cash Collateral from Securities Lending– 3.5%
Investment Companies – 2.8%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	16,802,046	16,802,046
Time Deposits – 0.7%
Royal Bank of Canada, 1.5600%, 7/1/22	$4,200,511	4,200,511
Total Investments Purchased with Cash Collateral from Securities Lending (cost $21,002,557)		21,002,557
Total Investments (total cost $577,290,887) – 103.8%		626,205,133
Liabilities, net of Cash, Receivables and Other Assets – (3.8)%		(23,001,043)
Net Assets – 100%		$603,204,090

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$114,430,120	18.3%
France	92,062,811	14.7
United States	83,978,910	13.4
China	62,558,536	10.0
Netherlands	59,106,435	9.4
Japan	40,956,705	6.5
Canada	39,267,984	6.3
Hong Kong	35,343,246	5.6
Taiwan	23,362,012	3.7
Switzerland	14,412,307	2.3
Austria	12,049,286	1.9
South Korea	11,791,080	1.9
India	11,658,023	1.9
Sweden	8,456,832	1.4
Spain	6,878,360	1.1
Denmark	5,023,001	0.8
Ireland	4,869,485	0.8

Total	$626,205,133	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$18,917	$(950)	$564	$9,622,986
Investments Purchased with Cash Collateral from Securities Lending - 2.8%
Investment Companies - 2.8%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	6,821∆	-	-	16,802,046
Total Affiliated Investments - 4.4%	$25,738	$(950)	$564	$26,425,032

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	7,432,227	77,909,333	(75,718,188)	9,622,986
Investments Purchased with Cash Collateral from Securities Lending - 2.8%
Investment Companies - 2.8%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	-	81,893,630	(65,091,584)	16,802,046

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$19,466,811	$—	$(19,466,811)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-USA IndexSM	MSCI All Country World ex-USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2022 is $14,935,408, which represents 2.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$595,579,590	$-	$-
Investment Companies	-	9,622,986	-
Investments Purchased with Cash Collateral from Securities Lending	-	21,002,557	-
Total Assets	$595,579,590	$30,625,543	$-

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Statement of Assets and Liabilities (unaudited)

June 30, 2022

Assets:
Unaffiliated investments, at value (cost $550,866,419)(1)	$599,780,101
Affiliated investments, at value (cost $26,424,468)	26,425,032
Trustees' deferred compensation	17,665
Receivables:
Portfolio shares sold	2,076,946
Foreign tax reclaims	911,024
Dividends	444,364
Dividends from affiliates	7,773
Other assets	9,524
Total Assets	629,672,429
Liabilities:
Due to custodian	5,029
Foreign cash due to custodian (cost $13,904)	13,904
Collateral for securities loaned (Note 2)	21,002,557
Payables:	—
Portfolio shares repurchased	3,485,449
Investments purchased	1,215,013
Advisory fees	417,873
12b-1 Distribution and shareholder servicing fees	101,086
Professional fees	33,642
Transfer agent fees and expenses	27,110
Custodian fees	19,567
Trustees' deferred compensation fees	17,665
Trustees' fees and expenses	2,761
Affiliated portfolio administration fees payable	1,306
Accrued expenses and other payables	125,377
Total Liabilities	26,468,339
Net Assets	$603,204,090
Net Assets Consist of:
Capital (par value and paid-in surplus)	$754,160,510
Total distributable earnings (loss)	(150,956,420)
Total Net Assets	$603,204,090
Net Assets - Institutional Shares	$136,535,181
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,803,968
Net Asset Value Per Share	$35.89
Net Assets - Service Shares	$466,668,909
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,612,439
Net Asset Value Per Share	$34.28

(1) Includes $19,466,811 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson VIT Overseas Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2022

Investment Income:
Dividends	$11,979,348
Non-cash dividends	590,476
Dividends from affiliates	18,917
Affiliated securities lending income, net	6,821
Unaffiliated securities lending income, net	1,502
Other income	2,458
Foreign tax withheld	(1,370,277)
Total Investment Income	11,229,245
Expenses:
Advisory fees	2,660,680
12b-1 Distribution and shareholder servicing fees:
Service Shares	649,868
Transfer agent administrative fees and expenses:
Institutional Shares	38,511
Service Shares	130,080
Other transfer agent fees and expenses:
Institutional Shares	2,117
Service Shares	3,548
Custodian fees	28,440
Professional fees	25,951
Registration fees	15,439
Affiliated portfolio administration fees	8,429
Trustees’ fees and expenses	5,803
Shareholder reports expense	3,991
Other expenses	40,789
Total Expenses	3,613,646
Net Investment Income/(Loss)	7,615,599
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	34,487,483
Investments in affiliates	(950)
Total Net Realized Gain/(Loss) on Investments	34,486,533
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(156,152,336)
Investments in affiliates	564
Total Change in Unrealized Net Appreciation/Depreciation	(156,151,772)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(114,049,640)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Period ended June 30, 2022 (unaudited)	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$7,615,599	$8,774,069
Net realized gain/(loss) on investments	34,486,533	76,508,640
Change in unrealized net appreciation/depreciation	(156,151,772)	6,019,858
Net Increase/(Decrease) in Net Assets Resulting from Operations	(114,049,640)	91,302,567
Dividends and Distributions to Shareholders:
Institutional Shares	(1,217,850)	(1,925,877)
Service Shares	(3,971,065)	(5,828,741)
Net Decrease from Dividends and Distributions to Shareholders	(5,188,915)	(7,754,618)
Capital Share Transactions:
Institutional Shares	(6,466,514)	(8,149,662)
Service Shares	(11,751,125)	(34,092,164)
Net Increase/(Decrease) from Capital Share Transactions	(18,217,639)	(42,241,826)
Net Increase/(Decrease) in Net Assets	(137,456,194)	41,306,123
Net Assets:
Beginning of period	740,660,284	699,354,161
End of period	$603,204,090	$740,660,284

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$42.92	$38.21	$33.29	$26.71	$31.98	$24.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.58	0.36	0.60	0.53	0.48
Net realized and unrealized gain/(loss)	(7.19)	4.62	4.99	6.56	(5.25)	7.20
Total from Investment Operations	(6.71)	5.20	5.35	7.16	(4.72)	7.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.49)	(0.43)	(0.58)	(0.55)	(0.49)
Total Dividends and Distributions	(0.32)	(0.49)	(0.43)	(0.58)	(0.55)	(0.49)
Net Asset Value, End of Period	$35.89	$42.92	$38.21	$33.29	$26.71	$31.98
Total Return*	(15.65)%	13.61%	16.30%	27.02%	(14.94)%	31.12%
Net Assets, End of Period (in thousands)	$136,535	$170,166	$159,005	$165,881	$143,912	$184,546
Average Net Assets for the Period (in thousands)	$157,191	$168,216	$138,082	$154,209	$172,398	$176,815
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.83%	0.75%	0.60%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.87%	0.83%	0.75%	0.60%	0.57%
Ratio of Net Investment Income/(Loss)	2.41%	1.38%	1.15%	2.00%	1.71%	1.65%
Portfolio Turnover Rate	17%	21%	21%	23%	25%	33%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$41.02	$36.57	$31.90	$25.63	$30.74	$23.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.46	0.27	0.50	0.44	0.39
Net realized and unrealized gain/(loss)	(6.87)	4.41	4.77	6.30	(5.05)	6.93
Total from Investment Operations	(6.45)	4.87	5.04	6.80	(4.61)	7.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.42)	(0.37)	(0.53)	(0.50)	(0.45)
Total Dividends and Distributions	(0.29)	(0.42)	(0.37)	(0.53)	(0.50)	(0.45)
Net Asset Value, End of Period	$34.28	$41.02	$36.57	$31.90	$25.63	$30.74
Total Return*	(15.74)%	13.32%	15.99%	26.76%	(15.17)%	30.80%
Net Assets, End of Period (in thousands)	$466,669	$570,494	$540,349	$535,223	$483,432	$636,671
Average Net Assets for the Period (in thousands)	$530,898	$567,812	$468,995	$508,303	$587,476	$598,500
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.12%	1.08%	0.99%	0.85%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.12%	1.08%	0.99%	0.85%	0.82%
Ratio of Net Investment Income/(Loss)	2.18%	1.14%	0.92%	1.76%	1.46%	1.40%
Portfolio Turnover Rate	17%	21%	21%	23%	25%	33%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

16	JUNE 30, 2022

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United

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Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a

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Notes to Financial Statements (unaudited)

risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser

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serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $19,466,811. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $21,002,557, resulting in the net amount due to the counterparty of $1,535,746.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pay the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the MSCI All Country World ex-USA Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or

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Notes to Financial Statements (unaudited)

expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.78%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $26,340 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in

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accordance with the Deferred Plan. Deferred fees of $226,926 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(42,918,086)	$(192,671,446)	$ (235,589,532)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$580,729,858	$107,969,961	$ (62,494,686)	$ 45,475,275

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	142,356	$ 5,904,710	363,203	$ 15,114,342
Reinvested dividends and distributions	32,915	1,217,850	45,156	1,925,877
Shares repurchased	(336,362)	(13,589,074)	(604,659)	(25,189,881)
Net Increase/(Decrease)	(161,091)	$ (6,466,514)	(196,300)	$ (8,149,662)
Service Shares:
Shares sold	660,887	$ 25,184,553	1,115,065	$ 44,799,979
Reinvested dividends and distributions	112,367	3,971,065	142,890	5,828,741
Shares repurchased	(1,067,406)	(40,906,743)	(2,126,505)	(84,720,884)
Net Increase/(Decrease)	(294,152)	$(11,751,125)	(868,550)	$(34,092,164)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$117,170,374	$ 131,556,513	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

26	JUNE 30, 2022

Janus Henderson VIT Overseas Portfolio

Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Janus Henderson VIT Overseas Portfolio

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Janus Henderson VIT Overseas Portfolio

Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

Janus Aspen Series	29

Janus Henderson VIT Overseas Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Overseas Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Janus Henderson VIT Overseas Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

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Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series	33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-24-81120 08-22

SEMIANNUAL REPORT June 30, 2022

Janus Henderson VIT Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Research Portfolio

PORTFOLIO SNAPSHOT

By investing in the best ideas from each global research sector team, this U.S. large-cap growth fund seeks long-term growth of capital. Our analysts identify industry-leading companies with brand power, enduring business models and strong competitive positioning.

Team-Based Approach Led by Matthew Peron, Director of Research

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
AstraZeneca PLC (ADR)	1.05%	0.36%	NVIDIA Corp	4.97%	-0.54%
Constellation Brands Inc	1.55%	0.29%	Rivian Automotive Inc - Class A	0.47%	-0.35%
Liberty Media Corp-Liberty Formula One	1.17%	0.27%	Align Technology Inc	0.90%	-0.35%
Procter & Gamble Co	1.64%	0.23%	Apple Inc	6.14%	-0.32%
EOG Resources Inc	0.68%	0.23%	Caesars Entertainment Inc	0.87%	-0.29%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Financials	0.79%	8.56%	8.16%
	Healthcare	0.20%	9.50%	9.07%
	Other**	0.06%	0.14%	0.00%
	Energy	0.03%	0.68%	0.54%
	Communications	0.02%	12.85%	12.49%

	3 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Technology	-2.12%	39.38%	40.51%
	Consumer	-0.86%	18.82%	18.81%
	Industrials	-0.26%	10.07%	10.42%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	11.7%
Alphabet Inc - Class C
Interactive Media & Services	7.0%
Apple Inc
Technology Hardware, Storage & Peripherals	6.4%
Amazon.com Inc
Internet & Direct Marketing Retail	6.0%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	4.2%
35.3%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Investments Purchased with Cash Collateral from Securities Lending	0.4%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of December 31, 2021

2	JUNE 30, 2022

Janus Henderson VIT Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-30.37%	-25.07%	10.13%	12.22%	8.55%	0.60%
Service Shares	-30.46%	-25.26%	9.86%	11.94%	8.26%	0.85%
Russell 1000 Growth Index	-28.07%	-18.77%	14.29%	14.80%	9.91%
S&P 500 Index	-19.96%	-10.62%	11.31%	12.96%	9.68%
Core Growth Index	-24.09%	-14.74%	12.83%	13.90%	9.84%
Morningstar Quartile - Institutional Shares	-	3rd	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	-	756/1,264	768/1,147	678/1,053	264/374

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Janus Aspen Series	3

Janus Henderson VIT Research Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2022

Janus Henderson VIT Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Institutional Shares	$1,000.00	$696.30	$2.36	$1,000.00	$1,022.02	$2.81	0.56%
Service Shares	$1,000.00	$695.40	$3.40	$1,000.00	$1,020.78	$4.06	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 99.9%
Aerospace & Defense – 1.6%
Howmet Aerospace Inc	130,725	$4,111,301
Teledyne Technologies Inc*	9,286	3,483,271
		7,594,572
Air Freight & Logistics – 2.0%
United Parcel Service Inc	52,719	9,623,326
Automobiles – 1.4%
Rivian Automotive Inc - Class A*,#	84,730	2,180,950
Tesla Inc*	6,362	4,284,298
		6,465,248
Beverages – 1.7%
Constellation Brands Inc	34,208	7,972,517
Biotechnology – 3.4%
AbbVie Inc	64,750	9,917,110
Sarepta Therapeutics Inc*	30,298	2,271,138
United Therapeutics Corp*	4,443	1,046,949
Vertex Pharmaceuticals Inc*	10,188	2,870,877
		16,106,074
Capital Markets – 0.9%
Blackstone Group Inc	30,443	2,777,315
LPL Financial Holdings Inc	7,059	1,302,244
		4,079,559
Chemicals – 0.8%
Sherwin-Williams Co	17,517	3,922,231
Diversified Financial Services – 0.4%
Apollo Global Management Inc	41,716	2,022,392
Entertainment – 1.3%
Liberty Media Corp-Liberty Formula One*	97,763	6,205,018
Equity Real Estate Investment Trusts (REITs) – 1.4%
American Tower Corp	25,877	6,613,902
Health Care Equipment & Supplies – 2.8%
Align Technology Inc*	13,426	3,177,531
Danaher Corp	6,484	1,643,824
DexCom Inc*	14,604	1,088,436
Edwards Lifesciences Corp*	46,911	4,460,767
Intuitive Surgical Inc*	13,883	2,786,457
		13,157,015
Health Care Providers & Services – 2.8%
UnitedHealth Group Inc	26,120	13,416,016
Hotels, Restaurants & Leisure – 1.2%
Aramark	104,446	3,199,181
Caesars Entertainment Inc*	64,292	2,462,384
		5,661,565
Household Durables – 0.8%
Garmin Ltd	36,407	3,576,988
Household Products – 1.8%
Procter & Gamble Co	58,048	8,346,722
Industrial Conglomerates – 0.8%
Honeywell International Inc	20,580	3,577,010
Information Technology Services – 7.5%
Fidelity National Information Services Inc	28,813	2,641,288
Global Payments Inc	15,166	1,677,966
Mastercard Inc	42,940	13,546,711
Okta Inc*	19,286	1,743,454
Snowflake Inc - Class A*	22,118	3,075,729
Visa Inc	64,322	12,664,359
		35,349,507
Insurance – 0.5%
Aon PLC - Class A	8,716	2,350,531

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Interactive Media & Services – 7.3%
Alphabet Inc - Class C*	14,990	$32,789,876
Match Group Inc*	24,783	1,727,127
		34,517,003
Internet & Direct Marketing Retail – 7.7%
Amazon.com Inc*	264,053	28,045,069
Booking Holdings Inc*	4,423	7,735,783
Wayfair Inc - Class A*,#	8,543	372,133
		36,152,985
Life Sciences Tools & Services – 0.7%
Illumina Inc*	6,225	1,147,641
Thermo Fisher Scientific Inc	4,195	2,279,060
		3,426,701
Machinery – 1.8%
Deere & Co	17,211	5,154,178
Ingersoll Rand Inc	76,065	3,200,815
		8,354,993
Oil, Gas & Consumable Fuels – 1.4%
EOG Resources Inc	57,960	6,401,102
Pharmaceuticals – 2.6%
AstraZeneca PLC (ADR)	77,947	5,149,958
Eli Lilly & Co	17,120	5,550,818
Horizon Therapeutics PLC*	18,779	1,497,813
		12,198,589
Professional Services – 1.1%
CoStar Group Inc*	85,808	5,183,661
Road & Rail – 1.6%
JB Hunt Transport Services Inc	25,061	3,946,356
Uber Technologies Inc*	165,898	3,394,273
		7,340,629
Semiconductor & Semiconductor Equipment – 10.1%
Advanced Micro Devices Inc*	97,042	7,420,802
ASML Holding NV	12,365	5,884,256
Lam Research Corp	14,895	6,347,504
Marvell Technology Inc	68,927	3,000,392
NVIDIA Corp	128,903	19,540,406
Teradyne Inc	26,933	2,411,850
Texas Instruments Inc	18,078	2,777,685
		47,382,895
Software – 20.4%
Adobe Inc*	8,852	3,240,363
Atlassian Corp PLC - Class A*	37,125	6,957,225
Autodesk Inc*	9,583	1,647,893
Avalara Inc*	30,982	2,187,329
Cadence Design Systems Inc*	22,653	3,398,630
Microsoft Corp	213,459	54,822,675
ServiceNow Inc*	8,972	4,266,365
Synopsys Inc*	13,048	3,962,678
Tyler Technologies Inc*	11,855	3,941,550
Workday Inc - Class A*	38,237	5,337,120
Zendesk Inc*	78,929	5,846,271
		95,608,099
Specialty Retail – 1.1%
Burlington Stores Inc*	25,517	3,476,181
Olaplex Holdings Inc*	110,266	1,553,648
		5,029,829
Technology Hardware, Storage & Peripherals – 6.4%
Apple Inc	218,407	29,860,605

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Textiles, Apparel & Luxury Goods – 2.3%
Deckers Outdoor Corp*	19,567	$4,996,433
NIKE Inc - Class B	56,507	5,775,015
		10,771,448
Trading Companies & Distributors – 1.2%
Ferguson PLC	50,244	5,618,610
Wireless Telecommunication Services – 1.1%
T-Mobile US Inc*	37,111	4,992,914
Total Common Stocks (cost $334,620,639)		468,880,256
Investments Purchased with Cash Collateral from Securities Lending– 0.4%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	1,450,432	1,450,432
Time Deposits – 0.1%
Royal Bank of Canada, 1.5600%, 7/1/22	$362,608	362,608
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,813,040)		1,813,040
Total Investments (total cost $336,433,679) – 100.3%		470,693,296
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(1,514,985)
Net Assets – 100%		$469,178,311

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$452,701,857	96.2%
Australia	6,957,225	1.5
Netherlands	5,884,256	1.2
United Kingdom	5,149,958	1.1

Total	$470,693,296	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$1,112	$38	$-	$-
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	21,446∆	-	-	1,450,432
Total Affiliated Investments - 0.3%	$22,558	$38	$-	$1,450,432

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	1,878,692	15,885,422	(17,764,152)	-
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	1,920,280	16,371,931	(16,841,779)	1,450,432

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$1,709,916	$—	$(1,709,916)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$468,880,256	$-	$-
Investments Purchased with Cash Collateral from Securities Lending	-	1,813,040	-
Total Assets	$468,880,256	$1,813,040	$-

10	JUNE 30, 2022

Janus Henderson VIT Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2022

Assets:
Unaffiliated investments, at value (cost $334,983,247)(1)	$469,242,864
Affiliated investments, at value (cost $1,450,432)	1,450,432
Trustees' deferred compensation	13,712
Receivables:
Investments sold	813,472
Dividends	104,080
Portfolio shares sold	62,285
Foreign tax reclaims	8,096
Dividends from affiliates	308
Other assets	2,619
Total Assets	471,697,868
Liabilities:
Due to custodian	206,512
Collateral for securities loaned (Note 2)	1,813,040
Payables:	—
Advisory fees	181,711
Portfolio shares repurchased	169,229
Professional fees	29,280
12b-1 Distribution and shareholder servicing fees	25,724
Transfer agent fees and expenses	21,035
Trustees' deferred compensation fees	13,712
Trustees' fees and expenses	2,535
Custodian fees	2,300
Affiliated portfolio administration fees payable	1,000
Accrued expenses and other payables	53,479
Total Liabilities	2,519,557
Net Assets	$469,178,311
Net Assets Consist of:
Capital (par value and paid-in surplus)	$335,699,837
Total distributable earnings (loss)	133,478,474
Total Net Assets	$469,178,311
Net Assets - Institutional Shares	$348,682,682
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,097,807
Net Asset Value Per Share	$31.42
Net Assets - Service Shares	$120,495,629
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,016,225
Net Asset Value Per Share	$30.00

(1) Includes $1,709,916 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2022

Investment Income:
Dividends	$1,970,368
Affiliated securities lending income, net	21,446
Dividends from affiliates	1,112
Unaffiliated securities lending income, net	543
Other income	89
Foreign tax withheld	(13,920)
Total Investment Income	1,979,638
Expenses:
Advisory fees	1,353,172
12b-1 Distribution and shareholder servicing fees:
Service Shares	181,937
Transfer agent administrative fees and expenses:
Institutional Shares	103,963
Service Shares	36,461
Other transfer agent fees and expenses:
Institutional Shares	5,837
Service Shares	1,058
Professional fees	23,285
Registration fees	16,267
Shareholder reports expense	7,983
Affiliated portfolio administration fees	7,021
Trustees’ fees and expenses	5,331
Custodian fees	3,912
Other expenses	38,369
Total Expenses	1,784,596
Net Investment Income/(Loss)	195,042
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	475,807
Investments in affiliates	38
Total Net Realized Gain/(Loss) on Investments	475,845
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(210,532,259)
Total Change in Unrealized Net Appreciation/Depreciation	(210,532,259)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(209,861,372)

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson VIT Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2022 (unaudited)	Year ended December 31, 2021

Operations:
Net investment income/(loss)	$195,042	$(520,721)
Net realized gain/(loss) on investments	475,845	95,600,133
Change in unrealized net appreciation/depreciation	(210,532,259)	29,592,907
Net Increase/(Decrease) in Net Assets Resulting from Operations	(209,861,372)	124,672,319
Dividends and Distributions to Shareholders:
Institutional Shares	(69,793,889)	(25,510,438)
Service Shares	(25,045,507)	(9,384,084)
Net Decrease from Dividends and Distributions to Shareholders	(94,839,396)	(34,894,522)
Capital Share Transactions:
Institutional Shares	53,849,990	(21,249,949)
Service Shares	15,708,849	(10,930,490)
Net Increase/(Decrease) from Capital Share Transactions	69,558,839	(32,180,439)
Net Increase/(Decrease) in Net Assets	(235,141,929)	57,597,358
Net Assets:
Beginning of period	704,320,240	646,722,882
End of period	$469,178,311	$704,320,240

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$56.31	$49.35	$40.79	$33.70	$36.51	$28.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	(0.01)	0.14	0.21	0.19	0.16
Net realized and unrealized gain/(loss)	(17.09)	9.73	12.20	11.26	(0.94)	7.87
Total from Investment Operations	(17.06)	9.72	12.34	11.47	(0.75)	8.03
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	(0.18)	(0.18)	(0.21)	(0.13)
Distributions (from capital gains)	(7.83)	(2.71)	(3.60)	(4.20)	(1.85)	(0.32)
Total Dividends and Distributions	(7.83)	(2.76)	(3.78)	(4.38)	(2.06)	(0.45)
Net Asset Value, End of Period	$31.42	$56.31	$49.35	$40.79	$33.70	$36.51
Total Return*	(30.37)%	20.33%	32.95%	35.52%	(2.58)%	27.88%
Net Assets, End of Period (in thousands)	$348,683	$519,679	$474,525	$398,888	$328,803	$379,048
Average Net Assets for the Period (in thousands)	$425,080	$496,858	$414,413	$374,004	$380,194	$360,896
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.60%	0.60%	0.59%	0.58%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.60%	0.60%	0.59%	0.58%	0.61%
Ratio of Net Investment Income/(Loss)	0.13%	(0.01)%	0.33%	0.55%	0.50%	0.48%
Portfolio Turnover Rate	14%	33%	33%	38%	47%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson VIT Research Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2022 (unaudited) and the year ended December 31	2022	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$54.34	$47.78	$39.64	$32.87	$35.68	$28.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.13)	0.03	0.11	0.09	0.08
Net realized and unrealized gain/(loss)	(16.49)	9.41	11.80	10.98	(0.92)	7.69
Total from Investment Operations	(16.51)	9.28	11.83	11.09	(0.83)	7.77
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.09)	(0.12)	(0.13)	(0.08)
Distributions (from capital gains)	(7.83)	(2.71)	(3.60)	(4.20)	(1.85)	(0.32)
Total Dividends and Distributions	(7.83)	(2.72)	(3.69)	(4.32)	(1.98)	(0.40)
Net Asset Value, End of Period	$30.00	$54.34	$47.78	$39.64	$32.87	$35.68
Total Return*	(30.46)%	20.05%	32.58%	35.22%	(2.84)%	27.55%
Net Assets, End of Period (in thousands)	$120,496	$184,641	$172,198	$150,614	$126,817	$160,439
Average Net Assets for the Period (in thousands)	$149,108	$178,748	$151,973	$141,550	$148,101	$155,006
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.85%	0.85%	0.84%	0.83%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.85%	0.85%	0.84%	0.83%	0.86%
Ratio of Net Investment Income/(Loss)	(0.11)%	(0.26)%	0.08%	0.30%	0.25%	0.23%
Portfolio Turnover Rate	14%	33%	33%	38%	47%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United

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States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

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JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or

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105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,709,916. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $1,813,040, resulting in the net amount due to the counterparty of $103,124.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000 Growth Index®. Effective May 1, 2020, the Core Growth Index was eliminated from the Performance Adjustment calculation for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio

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administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $26,340 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2022. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $226,926 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

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Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 337,692,068	$180,002,560	$(47,001,332)	$ 133,001,228

5. Capital Share Transactions

	Period ended June 30, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	64,255	$ 2,844,672	151,828	$ 7,960,660
Reinvested dividends and distributions	2,210,066	69,793,889	503,363	25,510,438
Shares repurchased	(406,138)	(18,788,571)	(1,041,978)	(54,721,047)
Net Increase/(Decrease)	1,868,183	$53,849,990	(386,787)	$(21,249,949)
Service Shares:
Shares sold	68,048	$ 3,021,490	129,269	$ 6,465,528
Reinvested dividends and distributions	830,421	25,045,507	191,590	9,384,084
Shares repurchased	(280,374)	(12,358,148)	(526,614)	(26,780,102)
Net Increase/(Decrease)	618,095	$15,708,849	(205,755)	$(10,930,490)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$82,426,189	$105,828,032	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly

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Additional Information (unaudited)

basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the

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Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Research Portfolio

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Henderson Investors US LLC, the Portfolio’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, considering the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

32	JUNE 30, 2022

Janus Henderson VIT Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series	33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
109-24-93078 08-22

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Michelle Rosenberg

Michelle Rosenberg, Interim President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, Interim President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 29, 2022

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: August 29, 2022